Investment Company Act File No. ___-_____

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 25, 2011

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940[X]

ROCHDALE HIGH YIELD ADVANCES FUND LLC

(Exact name of Registrant as specified in charter)

570 Lexington Avenue
New York, New York 10022-6837

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:  (212) 702-3500

Kurt Hawkesworth
General Counsel
Rochdale Investment Management LLC
570 Lexington Avenue
New York, New York  10022 6837

(Name and address of agent for service of process)

Copies to:

Laura Anne Corsell, Esq.
Montgomery, McCracken, Walker & Rhoads, LLP
123 South Broad Street
Avenue of the Arts
Philadelphia, PA  19109

It is proposed that this filing become effective:  immediately upon filing

ROCHDALE HIGH YIELD ADVANCES FUND LLC

PARTS A AND B

ITEM NO.		LOCATION IN OFFERING MEMORANDUM AND STATEMENT OF ADDITIONAL INFORMATION
1.	Outside Front Cover Page	Outside Front Cover Page

2.	Cover Page; Other Offering Information	Inside Front and Outside Back Cover Page; Table of Contents

3.	Fee Table and Synopsis	Summary of Fund Expenses; Summary; Fees and Expenses

4.	Financial Highlights	Financial Highlights

5.	Plan of Distribution	Fees and Expenses; Purchase of Units

6.	Selling Shareholders	Not Applicable

7.	Use of Proceeds	Use of Proceeds

8.	General Description of the Registrant	Outside Front Cover Page; Summary; Investment Objective and Strategy

9.	Management	Management; Management of the Fund

10.	Capital Stock, Long-Term Debt, and Other Securities	Summary of Operating Agreement; Voting

11.	Defaults and Arrears on Senior Securities	Not Applicable

12.	Legal Proceedings	Not Applicable

13.	Table of Contents of the Statement of Additional Information	Table of Contents of SAI

14.	Cover Page of SAI	Cover Page (SAI)

15.	Table of Contents of SAI	Table of Contents (SAI)

16.	General Information and History	The Fund and the Offering; General (SAI)

17.	Investment Objective and Policies
Investment Objective and Strategy; About the Collateral, Contingent Receivables and the Underlying Contracts; Principal Risk Factors Relating to the Fund’s Structure; Principal Risk Factors Associated with Investing in the Portfolio Note; Principal Risk Factors Relating to the Contingent Receivables; Information About the Portfolio Note (SAI); Information About the Collateral (SAI); Additional Information on Investment Matters (SAI)

18.	Management	Management; Code of Ethics (SAI); Management of the Fund (SAI)

19.	Control Persons and Principal Holders of Securities	Investment Advisory and Other Services (SAI)

20.	Investment Advisory and Other Services	Management of the Fund (SAI); Investment Advisory and Other Services (SAI)

21.	Portfolio Managers	Management of the Fund; Portfolio Managers (SAI)

22.	Brokerage Allocation and Other Practices	Brokerage Allocation and Other Practices (SAI)

23.	Tax Status	Taxes; Tax Status (SAI)

24.	Financial Statements	Financial Statements (SAI)

Confidential Private Placement Memorandum	Copy No. __________________

Dated _______________, 2011

ROCHDALE HIGH YIELD ADVANCES FUND LLC
INITIAL PRICE OF UNITS $1,000.00 PER UNIT

Rochdale High Yield Advances Fund LLC (“Fund”) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end, non-diversified, management investment company.  Rochdale Investment Management LLC (the “Advisor” or “Rochdale”) serves as the investment adviser of the Fund.  The Fund’s investment objective is to seek current income by investing in a promissory note secured by interests in instruments referred to in this Offering Memorandum as “Litigation Proceeds Purchase Contracts.”  The owner of such a contract is entitled to receive a specified sum of money when and if a “Claimant” (which term means, in this Offering Memorandum, an individual who has filed a lawsuit, is entitled to file a lawsuit, or has settled a lawsuit) and/or the Claimant’s attorney collects on the claim upon which the lawsuit is based.  If no amounts are ever collected by the Claimant or the Claimant’s attorney in connection with the claim, no amount will be owed under the Litigation Proceeds Purchase Contract.

This Offering Memorandum relates to an offering of units of interest (“Units”) in the Fund.  The Units will be offered at net asset value without a sales charge.  The Fund is not a complete investment program and is not currently intended to be offered to retirement plans or similar accounts (including individual retirement accounts).

Prospective investors should read this Offering Memorandum carefully before deciding to invest in Units.  In making an investment decision, an investor must rely on his, her or its own examination of the terms of the offering, including the merits and risks involved, of the Units described in this Offering Memorandum.

An investment in the Fund involves special risks.  The Units will neither be listed on any securities exchange nor traded in a secondary market.  The Units are also subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Limited Liability Company Agreement (“Operating Agreement”) of the Fund.  Although the Fund may offer to repurchase Units from time to time, the Units are not redeemable at the option of its holders (“Unitholders” or “Members”) nor will they be exchangeable for interests of any other fund.  As a result, an investor generally will not be able to sell or otherwise liquidate Units held.  Accordingly, the Units are appropriate only for those investors that can tolerate a significant degree of investment risk, including the risk that an investment in the Units will not be able to be sold or otherwise transferred until the Fund is liquidated.  The Units are not registered under the Securities Act of 1933, as amended (“Securities Act”) and are being offered in accordance with an exemption from registration afforded by Section 4(2) of the Securities Act and Regulation D promulgated thereunder.  Accordingly, the Units will be available only to investors who are “accredited investors” within the meaning of such regulation and that have established a client relationship with Rochdale.  No investor will be permitted to purchase Units unless a completed and executed subscription agreement (“Subscription Agreement”) is submitted to, and approved by, the Fund.  (See “Purchase of Units” and “Qualified Investors” in this Offering Memorandum.)  Additionally, investors that purchase Units of the Fund will be bound by the terms and conditions of the Operating Agreement, including limits on transferability of the Units.  A copy of the Operating Agreement is attached as Appendix A to this Offering Memorandum; the material terms of that agreement are described in this Offering Memorandum.

SEE “RISK FACTORS” ON PAGE 25 FOR A DISCUSSION OF IMPORTANT FACTORS YOU SHOULD CONSIDER.

This Offering Memorandum provides information that an investor should know about the Fund before investing.  You are advised to read this Offering Memorandum carefully and to retain it for future reference.  Additional information about the Fund, including the Fund’s statement of additional information (“SAI”), dated as of the same date as this Offering Memorandum, has been filed with the U.S. Securities and Exchange Commission (“SEC”).  Copies of the Fund’s annual report to Unitholders and semi-annual report to Unitholders will be distributed to Unitholders within 60 days of the end of each such fiscal period.  Prospective investors may request a copy of the SAI, the annual report to Unitholders and the semi-annual report to Unitholders without charge by writing to the

Fund’s Distributor:  RIM Securities LLC, 570 Lexington Avenue, New York, New York 10022-6837; or by calling the Distributor at 1-800-245-9888.  The SAI is incorporated by reference into this Offering Memorandum in its entirety; the table of contents of the SAI appears at the end of this Offering Memorandum.  You can obtain the Offering Memorandum, the SAI, and other information about the Fund, on the SEC’s website (http://www.sec.gov).  The Fund does not make its Offering Memorandum, SAI, annual report or semi-annual report available over its own internet site because the offering of Units is a private offering not available to the general public.

Neither the SEC nor any state securities commission has determined whether this Offering Memorandum is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy the securities to which this Offering Memorandum relates.  Any representation to the contrary is a criminal offense.

The Units are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Total Estimated Offering ($1,000 per Unit)1		Sales Load	Proceeds to Fund2
Total Minimum:	$25,000,000	None	$24,750,000
Total Maximum:	$50,000,000	None	$49,750,000

Prospective investors should not construe the contents of this Offering Memorandum as legal, tax or financial advice.  Each prospective investor should consult with his, her or its own professional advisers as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

This Offering Memorandum will not constitute an offer to sell or the solicitation of an offer to buy, and no sales of Units will be made, in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale.  No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Offering Memorandum.  This Offering Memorandum is qualified in its entirety by reference to the Fund’s Operating Agreement dated October 25, 2010, as amended from time to time.

THE FUND’S DISTRIBUTOR IS RIM SECURITIES LLC AT 1-800-245-9888.

1 RIM Securities LLC acts as the distributor (“Distributor”) of the Fund’s Units on a best efforts basis, subject to various conditions.  The Fund may also distribute Units through other brokers or dealers.  Consummation of the offering is conditioned upon the receipt of aggregate subscriptions of at least $25 million by June 30, 2011 (subject to extension for up to 30 days in the discretion of the Fund).  As described later in this Offering Memorandum, it is expected that a pooled vehicle (the “Off-Shore Feeder”) will be organized as a limited partnership under the laws of the British Virgin Islands and hold a substantial interest in the Fund; an affiliate of the Advisor will serve as the general partner of the Off-Shore Feeder.  However, subscriptions in the Fund by such vehicle will not be counted toward the $25 million minimum.  Similarly, the initial capital provided by the Advisor in connection with the formation of the Fund will not be counted toward the $25 million minimum.  The Fund will sell Units only to investors who certify that they are Qualified Investors (see “Management of the Fund” and “Qualified Investors” in this Offering Memorandum).  The minimum initial investment by an investor is $50,000, subject to waiver by the Distributor.  Pending investment in the Fund, the proceeds of the offering will be placed by the Distributor in an interest-bearing escrow account maintained by U.S. Bank, N.A., the Fund’s custodian bank.  After any closing, the balance in the escrow account will be invested pursuant to the Fund’s investment policies as soon as reasonably practicable.  If the minimum subscription amount is not achieved or closing does not occur for any other reason, all subscription payments held in escrow will be repaid to investors as promptly after the end of the offering period as is practicable, with interest.  See “Qualified Investors,” “Use of Proceeds”  and “Purchase of Units” in this Offering Memorandum.

2 Units are sold without a sales charge.  Expenses of registration, issuance and distribution, including legal and accounting fees, which will be charged to the Members’ capital accounts, are estimated to total $250,000.  In addition, the Distributor, Rochdale or their affiliates other than the Fund (collectively, the “Rochdale Affiliates”) may pay from their own resources compensation to brokers or dealers in connection with the sale and distribution of the Units or servicing of investors in the Fund.    Under the Operating Agreement and applicable tax law, offering expenses are required to be capitalized and will affect the value of Unitholders’ capital accounts.

TABLE OF CONTENTS

SUMMARY OF FUND EXPENSES	4
FINANCIAL HIGHLIGHTS	7
THE FUND	7
THE OFFERING	8
USE OF PROCEEDS	8
MANAGEMENT OF THE FUND; FEES PAYABLE TO THE ADVISOR; CONTROL PERSONS; ADVISOR CONFLICTS OF INTEREST	9
INVESTMENT OBJECTIVE AND STRATEGY	10
ABOUT THE SPE AND ITS AFFILIATES	11
THE PORTFOLIO NOTE	12
ABOUT THE COLLATERAL AND THE FUND’S SECURITY INTEREST	13
ABOUT LITIGATION PROCEEDS PURCHASE CONTRACTS	15
ABOUT THE POOL OF UNDERLYING CONTRACTS	20
SUMMARY OF THE TRANSACTION RELATED CONTRACTS	25
RISK FACTORS PRINCIPAL RISK FACTORS RELATING TO THE UNDERLYING CONTRACTS	28
RISKS RELATED TO PEACHTREE AND ITS CONFLICTS OF INTEREST	37
PRINCIPAL RISK FACTORS ASSOCIATED WITH INVESTING IN THE PORTFOLIO NOTE	39
PRINCIPAL RISK FACTORS RELATING TO THE FUND’S STRUCTURE	41
FEES AND EXPENSES	43
ADMINISTRATOR AND TRANSFER AGENT	44
CUSTODIAN FOR THE FUND	45
PORTFOLIO TRANSACTIONS	45
PURCHASE OF UNITS	45
QUALIFIED INVESTORS	46
TAX INFORMATION FOR UNITHOLDERS; TAX STATUS OF THE PORTFOLIO NOTE	47
ERISA CONSIDERATIONS	48
INVESTOR SUITABILITY	48
NET ASSET VALUATION	49
UNITS AND CAPITAL ACCOUNTS	51
DISTRIBUTIONS TO UNITHOLDERS	51
VOTING	52
TRANSFERS OF UNITS	52
SUMMARY OF OPERATING AGREEMENT	53
FORWARD LOOKING STATEMENTS	55

SUMMARY OF FUND EXPENSES

The following fee table and hypothetical example summarize the aggregate expenses of the Fund and are intended to assist prospective investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.  Each figure below relates to a percentage of the Fund’s average net asset value at month-end over the course of a year.  Because the Fund has not commenced investment operations, these expenses are estimates.

Estimated Annual Expenses (as a percentage of net assets attributable to Units)

Investment Management Fee(1)	1.00%
Service Fee(1)	0.25%
Other Expenses(2)	1.10%

Estimated Net Expenses(3)	2.35%

(1)	See “Management of the Fund” and “Fees and Expenses” in this Offering Memorandum for additional information.
(2)
Because the Fund is new, “Other Expenses” are based on estimated amounts for the current fiscal year, assuming net assets of $50 million in the Fund.  “Other Expenses” (as a percentage of net assets) will likely be higher if net assets are less than $50 million.  See “Fees and Expenses” in this Offering Memorandum for more information.

(3)
Under the terms of a Reimbursement Agreement between the Advisor and the Fund, the Advisor has contractually agreed to limit the Fund’s expenses, including costs associated with the offering and organization of the Fund, to the extent needed to limit the Fund’s annual operating expenses to 2.35%. Under the Reimbursement Agreement, the Advisor may, upon request, recoup from the Fund all or any portion of such costs paid by the Advisor with respect to any fiscal year, in the first, second or third (or any combination thereof) fiscal year next succeeding the fiscal year in which such payments are made. Recoupments may be paid prior to the Fund’s payment of its current expenses if so requested by the Advisor even if doing so may affect the amount of future payments by the Advisor under the Reimbursement Agreement. The Reimbursement Agreement has an initial term of two years and will automatically renew for one years terms thereafter; it may be terminated at any time, and without payment of any penalty, by the Advisor or by the Fund upon thirty (30) days written notice to the Advisor but may not be terminated by the Advisor without the consent of the Board. (See, “Fees and Expenses” in this Offering Memorandum.)

The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  The example assumes that distributions are reinvested and that the percentage amounts listed under annual expenses remain the same in the years shown.  The example is required by applicable regulations to assume:  (i) a 5% annual return; and (ii) reinvestment of distributions.  The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Units and prospective investors should also be aware that all distributions will be paid to Unitholders, as the Fund does not offer a reinvestment option.  See “Fees and Expenses” for a more complete description of the Fund’s costs and expenses and “Distributions to Unitholders” in the Offering Memorandum.  THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES BECAUSE ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.  Based on the operating expenses listed above, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return (1).

1 Year	3 Year	5 Year	10 Year
$24	$73	$125	$268

(1)
Actual expenses may be higher or lower than the amounts shown in the fee table and, consequently, the actual expenses incurred by an investor may be greater or less than the amounts shown in the Example.  Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example.

Index

1940 Act	1
Accredited Investor	46
Additional Amount	16
Administrator	44
Adverse Party	16
Advisor	1
Annual Limit	43
Board	7
Board Members	10
Closing Date	7
Code	47
Collection Account	12
Contract File Custodian	24
Contract Files	24
Contract Owner	16
Custodian	11
DACA	26
Designated Maturity Date	7
Distributor	2
Dura Trust	11
Eligibility Criteria	22
Eligible Contracts Pool	20
ERISA	48
Expense Limitation Agreement	43
Fund	1
Fund Custodian	45
Historical Net Loss Rate	14
Initial Payment	14
inputs	50
IRA	48
IRS	47
Litigation Proceeds	7
Lockbox Account	13
Loss	27
Members	1
Multiplier Factor	16
Note Payment Date	12
Off-shore Feeder	9
Operating Agreement	1
Orchard	12
Originator	15
Peachtree	11
Peachtree Historical Portfolio	23
Peachtree Northeast	11
PGHI	12
Pledge Agreement	14
Pool Selection Date	20
Portfolio Note	7
Purchase and Sale Agreement	13
Purchase Price	16
Regulations	47
Represented Jurisdiction	23

Repurchase Valuation Date	14
Rochdale	1
Rochdale Affiliates	2
Rochdale Associates	46
SAI	1
Scheduled Payment	12
SEC	1
Securities Act	1
Servicing Agreement	11
Settlement Funding	11
SPE	7
SUBI	13
SUBI Assets	13
SUBI Certificate	13
SUBI Trust Agreement	13
Subscription Agreement	1
Transaction Related Contracts	11
Underlying Contracts	7
Unitholders	1
Units	1
UTI	11
Valuation Committee	49
Valuation Procedures	49

Before investing in the Fund, a prospective investor should carefully read the detailed information, including the merits and risks, appearing in this Offering Memorandum and the Fund’s SAI, as well as the terms and conditions of the Operating Agreement.  In addition, prospective investors should carefully consider the following in evaluating the investment described in this Offering Memorandum:  (i) the risk factors set out below are not exhaustive.  There may be other risks relevant to an investor’s own financial circumstances that may be material to an investor’s decision; (ii) an investment in the Fund will be illiquid and should, in light of this and other factors described herein, be considered a speculative investment; (iii) an investment in the Fund is only suitable for investors who are capable of evaluating the risks and merits of the investment described in this Offering Memorandum and who have sufficient resources to sustain any loss which might result from such investment, including a complete loss of the investor’s interest in the Fund.  No guarantee or representation is made that the Fund will achieve its investment objective.

FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced investment operations, there are no financial highlights available at this time.  For information about the Fund’s fees and expenses, see “Fees and Expenses” below.

THE FUND

The Fund is a Delaware limited liability company registered under the 1940 Act, as a closed-end, non-diversified, management investment company.  The Fund’s investment objective is to seek current income by investing in a promissory note (the “Portfolio Note”) secured by interests in a pool of Litigation Proceeds Purchase Contracts (“Underlying Contracts”).  The Portfolio Note is a 9.25% Fixed Rate Note, which may be represented by one or more instruments.  The issuer of the Portfolio Note is DR SPE, LLC (the “SPE”), a special purpose entity.  (See “About the SPE and Its Affiliates,” “The Portfolio Note” and “About the Collateral and the Fund’s Security Interest” in this Offering Memorandum.)

This Offering Memorandum relates to the offering of the Units to be issued by the Fund.  It is expected that the Fund will make quarterly distributions to Unitholders, as explained in more detail below. The Units may be subject to mandatory redemption under certain circumstances.  (See, “Units and Capital Accounts,” “Distributions to Unitholders,” “Voting,” “Transfers of Units,” and “Summary of Operating Agreement” in this Offering Memorandum.)

The purpose of the Fund is to afford investors a means to participate in the alternative asset class represented by Litigation Proceeds Purchase Contracts.  (See “About Litigation Proceeds Purchase Contracts.”).  The expected life of the Fund is three to five years, depending upon the levels and timing of payouts (“Litigation Proceeds”) attributable to the Underlying Contracts but there can be no assurance regarding the exact life of the Fund.  The Portfolio Note is required, however, to be repaid no later than a date (“Designated Maturity Date”) that is fifty-nine months after the date (“Closing Date”) on which the sale of the Units and the acquisition of the Portfolio Note close.  It is expected that the Fund will be liquidated as soon as reasonable practicable following satisfaction of the Portfolio Note.  Additionally, subject to certain transfer restrictions, the Fund reserves the authority to sell some or all of the Portfolio Note during the life of the Fund, if, in the judgment of the Fund’s investment adviser, such a sale would be in the interests of the Fund or the Unitholders.  (See, “Investment Objective and Strategy” in this Offering Memorandum.)

The Fund was organized in Delaware as a limited liability company on October 25, 2010.  The Fund’s Operating Agreement recognizes that the Fund is a closed-end, non-diversified, management investment company registered under the 1940 Act and provides that the Fund intends to be treated as a partnership for federal income tax purposes under the Internal Revenue Code.  Because it is registered under the 1940 Act, and unlike the governing documents of most limited liability companies, the Fund’s Operating Agreement provides for a Board of Managers (“Board”) in which responsibility for the management and control of the business of the Fund is vested.  The Operating Agreement also provides that a majority of the members of the Board be individuals who are not “interested persons” of the Fund within the meaning of the 1940 Act.  The Operating Agreement provides that the Board, in carrying out its responsibilities with respect to the Fund, will be guided by:  (i) the substantive provisions contained in the 1940 Act, which affect many aspects of the Fund’s business; (ii) the rights, privileges, and obligations of the Members, as set forth in the Operating Agreement; and (iii) audit and accounting standards applicable to registered closed-end investment companies.  Further, the Operating Agreement provides that its terms shall be interpreted in a manner consistent with the applicable provisions of the 1940 Act.

THE OFFERING

This Offering Memorandum applies to the offering of Units of the Fund.  All such Units, when issued as contemplated under the terms of this Offering Memorandum and in accordance with the Subscription Agreement, will be validly issued and fully paid and no Unitholders will be subject to any obligation to make any additional contribution to the capital of the Fund.  (See “Purchase of Units” and “Qualified Investors” in this Offering Memorandum.) Unitholders will have no preemptive or other rights to subscribe to any additional Units or other securities.  The Units will be offered at net asset value and without a sales charge.  No Unitholder will have the right to require the Fund to redeem any Units but the Units are subject to mandatory redemption under certain circumstances.  (See, “Summary of Operating Agreement” in this Offering Memorandum.)  An investment in the Fund will be illiquid and should, in light of this and other factors described herein, be considered a speculative investment.  Unitholders will be bound by the terms and conditions of the Fund’s Operating Agreement.

An investment in the Units is an appropriate investment only for those investors who can tolerate a significant degree of investment risk, including the loss of the investor’s entire interest in the Fund and the risk that an investment will not be able to be sold or otherwise transferred until the Fund is liquidated.  No representation is made in this Offering Memorandum by the Fund or any other person as to the suitability of purchasing any Units for any prospective investor.  Any prospective investor considering an investment in the Units should seek independent advice as to whether such investment is appropriate and suitable for such investor in view of the financial, liquidity, regulatory, tax, accounting or other considerations relevant to such investor.  The Fund is not intended to be a complete investment program.  The investment objective of the Fund is not fundamental and may be changed by the Board.  There can be no assurance that the investment objective will be achieved or that adherence to this objective will not result in adverse results or losses.

It is expected that distributions paid to the Unitholders will be made quarterly and normally consist of both interest and return of capital.  The Portfolio Note, however, will not be repaid on an amortized basis, and the extent to which quarterly payments will include any return of capital will depend upon whether Litigation Proceeds attributable to the Underlying Contracts have been received by the SPE and whether such payments, if any, exceed the amount of interest owed to the Fund on the Portfolio Note.  (See “Distributions to Unitholders” and “The Portfolio Note” in this Offering Memorandum.

This Offering Memorandum has been filed with the SEC pursuant to Section 8(b) of the 1940 Act.  The offer and sale of the Units have not, however, been registered under the Securities Act, and Units will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act.  Investments in the Fund may be made only by persons that are “accredited investors” within the meaning of Regulation D under the Securities Act and that have established a client relationship with Rochdale.  (See “Qualified Investors” in this Offering Memorandum).

USE OF PROCEEDS

In accordance with the Fund’s investment objective, all of the net proceeds received by the Fund as a result of the offering will be invested in the Portfolio Note.  (See, “Investment Objective and Strategy” in this Offering Memorandum.)  The SPE has agreed to issue the Portfolio Note in a principal amount equal to the net offering proceeds received by the Fund; thus, the principal amount will be between $24.75 million and $49.75 million.  It is currently expected that the net proceeds received by the Fund in the offering will be fully invested in the Portfolio Note on the Closing Date.

In addition, the Advisor may maintain a portion of the Fund’s assets in money market instruments or cash to meet operational needs, as may be deemed necessary or appropriate by the Advisor from time to time, including pending distribution of payments received on the Portfolio Note to shareholders.  The portion of the Fund’s assets maintained in money market instruments may affect the level of income received by the Fund and its ability to achieve its objective.  Pending investment in the Fund, the proceeds of the offering will be placed by the Distributor in an interest-bearing escrow account maintained by the Fund’s custodian bank.  (See, “Purchase of Units” in this Offering Memorandum.)

MANAGEMENT OF THE FUND; FEES PAYABLE TO THE ADVISOR;
CONTROL PERSONS; ADVISOR CONFLICTS OF INTEREST

Responsibility for the overall management of the Fund, as well as the provision of day-to-day investment advisory and other services, is the responsibility of Rochdale.  The Board is responsible, under the terms of the Fund Operating Agreement and pursuant to the 1940 Act, for the general oversight of the Fund, as described below.

The Advisor.  The Advisor has been registered as an investment adviser with the SEC since 1986.  The address of the Advisor’s headquarters is 570 Lexington Avenue, New York, 10022.  As of February 28, 2011, the Advisor had approximately $3.8 billion under management.  Pursuant to separate agreements with the Fund, the Advisor is responsible for day-to-day investment advisory and management services to the Fund, including oversight of the Fund’s service providers.  Under the supervision of the Board and pursuant to an investment management agreement, the Advisor provides investment supervisory services to the Fund.  The investment management agreement may be terminated by the Board, by a majority vote of the Unitholders, or by the Advisor.

The Fund will pay the Advisor an investment management fee at an annual rate equal to 1.00% of the Fund’s average month-end net asset value, including assets attributable to the Advisor (or its affiliates) and before giving effect to any repurchases of Units by the Fund.  The Fund will also pay the Advisor a servicing fee at an annual rate equal to 0.25% of the Fund’s average month-end net asset value, before giving effect to any repurchases of Units by the Fund, for providing certain additional management services.  Management and servicing fees will be paid to the Advisor on a quarterly basis, in arrears generally, on or before the tenth (10th) day of each calendar quarter.  In addition, the Advisor or an affiliate will serve as the general partner of an off-shore investment fund designed to invest exclusively in the Fund.

The investment and other business activities of the Advisor, and its affiliates, officers, Board members, partners and employees, with respect to their own accounts and the accounts they manage for others may give rise to conflicts of interest in relation to the Fund.  The Advisor provided the initial capital of $100,000 for the Fund, and as of the date of this Offering Memorandum holds 100 Units, representing 100% of the currently outstanding Units.  Additionally, it is expected that a pooled vehicle (“Off-shore Feeder”), which will be organized as a limited partnership under the laws of the British Virgin Islands, will hold a substantial interest in the Fund.  An affiliate of the Advisor is the general partner of the Off-shore Feeder.  However, neither the Advisor, nor any affiliate of the Advisor, will have any right to share in the profits of the Off-shore Feeder.  The general partner of the Off-shore Feeder will be entitled as a matter of business law to vote the Units owned by the Off-shore Feeder, but has undertaken to utilize “mirror voting,” as disclosed in more detail below under “Voting.”

The Advisor and its affiliates may be deemed to control the Fund until such time as they own less than 25% of the outstanding Units of the Fund.  The Advisor does not expect to own 25% or more of the outstanding Units of the Fund following the Closing Date.  However, due to the substantial interest that the Off-shore Feeder is expected to hold in the Fund, and the Advisor’s relationship to the Off-Shore Feeder, the Advisor will be in a position to exercise additional influence and control over the Fund.  In addition, as discussed under “Voting” below, the Advisor may be deemed to control the Fund as a result of the delegation of voting authority to it by clients who are also investors in the Fund.

Portfolio Managers.  The following individuals, each of whom is an officer of the Advisor and/or certain of its affiliates, will have primary responsibility for providing investment advisory services to the Fund.  The SAI provides additional information about such individuals’ compensation, other accounts managed by such individuals and their ownership of securities of the Fund.

Garrett R. D’Alessandro is Chief Executive Officer, President, Co-Chief Investment Officer and Director of Research of Rochdale Investment Management LLC.  In addition to daily management of the firm, Mr. D’Alessandro directs the portfolio management strategies and investment research efforts and determines those companies that satisfy the firm’s investment criteria for inclusion in client portfolios.  Prior to joining Rochdale, he was a Certified Public Accountant and an Audit Manager with KPMG Peat Marwick.  Mr. D’Alessandro received his M.B.A. in finance from the Stern School of Business at New York University.  He holds the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts and the CFA Institute.  He also holds the CAIA Chartered Alternative Investment Analyst designation.  Mr. D’Alessandro makes presentations on current investment issues to financial professionals throughout the country and has been featured in various media including CNBC, The Financial Network and Practical Accountant.  Mr. D’Alessandro has competed in the Hawaii Ironman World Championships and Half Ironman World Championship and is a supporter of numerous charitable and civic organizations.

Carl Acebes is Chairman, Co-Chief Investment Officer and Founder of Rochdale Investment Management LLC.  Mr. Acebes’ investment career encompasses some of the financial industry’s first attempts, beginning in 1969, to apply computerization to the analysis and management of institutional portfolios through the application of Modern Portfolio Theory.  In the early 1970s, Mr. Acebes developed the foundation for the investment disciplines that today are central to Rochdale’s capabilities.  Mr. Acebes has successfully managed money since 1974.  As Co-Chief Investment Officer and majority shareholder of Rochdale, Mr. Acebes continues to head the team of investment professionals at Rochdale and is intricately involved in the firm’s day-to-day investment management and research work.

Board of Managers.  The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.  The identity of the members of the Board and brief biographical information regarding each such individual during the past five years appears in the SAI.  The Fund’s Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations, subject to the 1940 Act responsibilities of Boards of Directors.  At least a majority of the Board is composed of persons who are not “interested persons” of the Fund as defined in Section 2(a) (19) of the 1940 Act. Any vacancy on the Board may be filled by the remaining members of the Board (“Board Members”), except to the extent the 1940 Act requires the election of the Board Members by the Members.  (See “Management of the Fund” in the SAI that accompanies this Offering Memorandum.)

INVESTMENT OBJECTIVE AND STRATEGY

The Fund’s investment objective is to seek current income by investing in the Portfolio Note and, as indicated above, the Fund is designed to provide investors with the means to invest in the asset class represented by Litigation Proceeds Purchase Contracts.  In acquiring the Portfolio Note, the Fund is relying on the fact that the SPE’s obligations to the Fund under the terms of the Portfolio Note will be secured by the SPE’s right to receive Litigation Proceeds attributable to the Underlying Contracts.  (See, “The Portfolio Note” and “About the Collateral and the Fund’s Security Interest” in this Offering Memorandum.)

Based on the Advisor’s review of statistical information provided to it by the SPE and certain of its affiliated companies, as well as other research, the Advisor believes that Litigation Proceeds Purchase Contracts have historically (as an asset class) been uncorrelated with the performance of the equity markets over the past five years and have experienced lower volatility relative to high yield fixed income investment funds and equity investments.  There can be no assurance, however, that the Fund’s investment objective will be achieved or that substantial losses will be avoided.  Similarly, there can be no assurance that the Advisor’s expectations with regard to the relative volatility of this asset class as compared to other asset classes or the future performance of Litigation Proceeds Purchase Contracts will be met, that the performance of the asset class will be advantageous for investors in market and economic conditions as they may evolve over the life of the Fund or that the Advisor’s assessment of the past performance of the asset class will be an accurate predictor of future performance of this asset class on either an absolute basis or relative to alternative investments.  (For further information about the SPE and its affiliated companies, see “About the SPE and its Affiliates” and “Risks Related to Peachtree and Its Conflicts of Interest” in this Offering Memorandum.  For further information about the Underlying Contracts and Litigation Proceeds Purchase Contracts, see “About the Pool of Underlying Contracts” and “About Litigation Proceeds Purchase Contracts” in this Offering Memorandum.)

Although substantially all of the Fund’s assets will be invested in the Portfolio Note, the Fund may maintain some or all of its assets in money market instruments or hold cash or cash equivalents in such amounts as the Advisor deems appropriate to ensure funds for operations and pending distribution of interest and any principal received on the Portfolio Note to Unitholders.  (See “Distributions to Unitholders” and “Fees and Expenses in this Offering Memorandum.)  Money market instruments are high quality, short-term, fixed-income obligations which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.  Money market instruments are subject to risks, including default risk, depreciation risk and liquidity risk; further, defaults in certain commercial paper issues have occurred in recent years, notwithstanding high credit ratings previously assigned to certain of the defaulted issues.

The investment objective of the Fund is not fundamental and may be changed by the Board without the approval of the Unitholders.  (See “Additional Information On Investment Matters” in the SAI that accompanies this Offering Memorandum.)  The Fund reserves the authority to sell the Portfolio Note, although it is unlikely to do so and any such sale would be subject to certain restrictions.  (See “The Portfolio Note” in this Offering Memorandum.)  Additionally, and although it is not currently expected to do so, the Fund is authorized to use interest rate swap or cap transactions to reduce the interest rate risk if, in the judgment of the Advisor, such action would be in the interests of the Fund and consistent with applicable law.  Similarly, the Fund may borrow from banks or use other leverage techniques, although it does not currently intend to do so.  The use of swap and leverage techniques is a highly specialized activity that involves investment techniques and risks different from those associated with the Portfolio Note.  The 1940 Act imposes significant restrictions on the use of these leverage techniques.

ABOUT THE SPE AND ITS AFFILIATES

The Portfolio Note will be issued by the SPE, which is, as noted above, a special purpose entity whose sole member is Peach Holdings, LLC, a Delaware limited liability company.  The SPE is not an operating company and has been organized for the limited purpose of issuing the Portfolio Note and fulfilling its obligations under the terms of the Portfolio Note  and certain other agreements (collectively, “Transaction Related Contracts”).  (See, “Summary of the Transaction Related Contracts” in this Offering Memorandum.)  The SPE will have no substantial assets apart from its beneficial ownership of the Underlying Contracts backing the Portfolio Note.  The SPE will also have an initial cash capitalization of $250,000, but the Fund will not have a security interest in this asset.

Peach Holdings, LLC is the indirect parent of Peachtree Funding Northeast, LLC, a New York limited liability company (“Peachtree Northeast”), Settlement Funding, LLC, a Georgia limited liability company (“Settlement Funding”) and certain other companies (collectively, “Peachtree”). The Peachtree companies are all privately held. Peach Holdings LLC will also be the grantor of Dura Rock LF Trust, a newly formed Delaware statutory trust (“Dura Trust”) organized for the purpose of holding the Underlying Contracts.  Peach Holdings will own the undivided trust interest (or “UTI”) in Dura Trust.  As the holder of the UTI, Peach Holdings will own the entire beneficial interest in any assets of Dura Trust which have not been allocated to any SUBI (defined below), and have specific rights and responsibilities with respect to Dura Trust which are set forth in the SUBI Trust Agreement (defined below).  Dura Trust will hold legal title to the Underlying Contracts securing the Portfolio Note and serve as a conduit to ensure that Litigation Proceeds attributable to the Underlying Contracts are available to the SPE for the purpose of fulfilling its obligations under the terms of the Transaction Related Contracts.  (See, “Summary of the Transaction Related Contracts” and “Risks Related To Peachtree And Its Conflicts Of Interest” in this Offering Memorandum.)

As described in more detail below, all of the Underlying Contracts were either originated by Peachtree Northeast or acquired by Peachtree Northeast from other companies who are in the business of originating Litigation Proceeds Purchase Contracts.  Settlement Funding currently provides services necessary to monitor and maintain Litigation Proceeds Purchase Contracts owned by Peachtree Northeast and, following the Closing Date, will provide similar services with respect to the Underlying Contracts pursuant to the terms of an agreement (“Servicing Agreement”) between Settlement Funding and Dura Trust.  (See “About the Pool of Underlying Contracts” and “About Litigation Proceeds Purchase Contracts” in this Offering Memorandum.)  The address and telephone number of the SPE, Peach Holdings, LLC, Peachtree Northeast and Settlement Funding is 3301 Quantum Boulevard, 2nd Floor, Boynton Beach, Florida 33426-8622, (561) 962-3900.

Peachtree is a leading provider of specialty finance arrangements designed to provide liquidity to the holders of high credit quality but illiquid deferred payment obligations, including structured legal settlements, life insurance policies, annuities and other selected insurance and annuity products.  Through its affiliated companies, Peachtree has originated in excess of $4.5 billion of life settlements, $1.8 billion of structured settlements, and $.075 billion in lottery receivables. (See, “Risks Related To Peachtree And Its Conflicts Of Interest” in the Offering Memorandum.)

Anticipated Change of Control of Peach Holdings, Peachtree Northeast, Settlement Funding and the SPE.

On February 19, 2011, Orchard Acquisition Company, the sole stockholder of Peach Holdings (“Orchard”), entered into a merger agreement with J.G. Wentworth, LLC (among others) pursuant to which Orchard will convert into a limited liability company and merge into a wholly-owned subsidiary of J.G. Wentworth, LLC.  Peach Group Holdings Inc. (“PGHI”), the holding company above Orchard, will not be merged into J.G. Wentworth, LLC as part of the transaction.  In the merger, PGHI will receive 25% of the non-voting common interest in the combined company and J.G. Wentworth, LLC shareholders will retain the remaining 75% interest, resulting in a change of control of Peach Holdings and the SPE.  Hart-Scott-Rodino clearance for the merger was granted on March 9, 2011.  The merger is anticipated to close in late April or early May 2011; however, the merger is subject to a number of conditions, and there is no guarantee that the merger will occur when anticipated or at all.  If the merger is completed, there will be significant changes in Peach Holdings’ executive management.  The chief executive officer of Peach Holdings, its president, and its senior vice president and general counsel are not expected to continue in operational roles with the surviving company; however, the chief executive officer is expected to remain as a consultant and to serve on the surviving company’s board for an undetermined period of time following completion of the merger

THE PORTFOLIO NOTE

The SPE has agreed to issue the Portfolio Note in a principal amount equal to the net proceeds of this offering; thus, the principal amount will be between $24.75 million and $49.75 million.  The Portfolio Note will bear interest at a fixed rate of 9.25% per annum, computed on the basis of a 360-day year. The Designated Maturity Date of the Portfolio Note will be on a date that is 59 months after the Closing Date. The Portfolio Note contemplates that the SPE will be relying exclusively upon Litigation Proceeds attributable to the Underlying Contracts in order to satisfy its obligations under the Portfolio Note.  Specifically, the Portfolio Note requires quarterly payments (each, a “Scheduled Payment”) payable on the 15th day of each January, April, July and October if such date is a Business Day, or if not, the next succeeding Business Day (the “Note Payment Date”), commencing July 15, 2011.  Each Scheduled Payment is required to equal the greater of: (a) accrued and unpaid interest on the principal balance; or (b) the Litigation Proceeds attributable to the Underlying Contracts actually received by Dura Trust for and with respect to the SUBI and which remain on deposit on any Note Payment Date in the account (“Collection Account”) maintained by Settlement Funding for the benefit of the SPE after payment of servicing and other applicable fees on any Note Payment Date.  (See “About the Collateral and the Fund’s Security Interest” in this Offering Memorandum).  The Portfolio Note is not amortized except to the extent of such payments and the actual amount of each Scheduled Payment will be higher than the accrued and unpaid interest on the principal balance only to the extent that the monies on deposit in the Collection Account on any Note Payment Date, after payment of servicing and other applicable fees, exceed the amount of such accrued and unpaid interest on such Note Payment Date.  This is expected to result in the satisfaction of the Portfolio Note prior to the Designated Maturity Date.

The Portfolio Note is issued solely by the SPE and does not permit recourse to Peach Holdings, LLC.  The Portfolio Note may not be pre-paid by the SPE at its option, although as noted, as a consequence of the repayment terms described above, all of the principal may be repaid prior to the Designated Maturity Date.  (See also “The Fund” in this Offering Memorandum.)  The Portfolio Note may not be subdivided without the consent of the SPE, which could impair the Fund’s ability to resell the Portfolio Note if it is unable to locate a single buyer willing to purchase the entirety of the Portfolio Note.  Although the Fund is otherwise entitled to resell the Portfolio Note, subject to restrictions of relevant securities laws, resale is subject to certain administrative requirements, including the issuance of a new instrument by the SPE in favor of any purchaser.

The SPE’s obligations to the Fund under the terms of the Portfolio Note will be secured by the SPE’s right, following the Closing Date, to receive all of the Litigation Proceeds attributable to the Underlying Contracts.  If the SPE fails to make a Scheduled Payment within three business days of the date when due, or if any other “Event of Default” (as defined in the Portfolio Note) occurs, the interest rate accruing under the Portfolio Note will increase to 11.25% and the Fund will be entitled to exercise any other remedies available to it, including all rights and remedies of a secured party under the Uniform Commercial Code and the various Transaction Related Contracts.  (See, “About the Collateral and the Fund’s Security Interest” and “Summary of the Transaction Related Contracts” in this Offering Memorandum.)

ABOUT THE COLLATERAL AND THE FUND’S SECURITY INTEREST

Dura Trust and the SPE’s Beneficial Ownership of the Underlying Contracts.  Although the SPE will be relying on receipt of Litigation Proceeds derived from the Underlying Contracts, the SPE will not be the direct owner of the Underlying Contracts.  The SPE’s interest in the Underlying Contracts is represented by its ownership of a special unit of beneficial interest account (“SUBI”) issued by Dura Trust, to which the Underlying Contracts will be transferred on Closing Date.  Dura Trust will be the legal owner of the Underlying Contracts, and the SPE will be the sole beneficial owner of the SUBI to which Dura Trust will allocate the Underlying Contracts.  Because the Underlying Contracts will be allocated to the SUBI by Dura Trust, they are sometimes also referred to in this Offering Memorandum as the “SUBI Assets.”  The SPE’s beneficial ownership of 100% of the SUBI and the SUBI Assets will be evidenced by a certificate (“SUBI Certificate”) issued by Dura Trust.  Dura Trust will be governed by a Trust Agreement and SUBI Supplement (together, the “SUBI Trust Agreement”) dated as of the Closing Date; Wells Fargo Bank, N.A. will serve as Trustee.  As discussed elsewhere, Wells Fargo will be entitled to a fee for its services as Trustee and as Custodian of the SUBI Assets.  The transfer of the Underlying Contracts to Dura Trust will be effected in accordance with a Sale and Purchase Agreement (“Purchase and Sale Agreement”) between Peachtree Northeast and Dura Trust, for and with respect to the SUBI.  (See, “Summary of the Transaction Related Contracts -- Purchase and Sale Agreement,” “Summary of the Transaction Related Contracts - Trust Agreement,” “About the SPE and its Affiliates,” and “Risk Factors - Risks Related To Peachtree And Its Conflicts Of Interest” in this Offering Memorandum.

Flow of Funds.  Litigation Proceeds that are attributable to Underlying Contracts will be deposited in a lockbox or lockbox account (collectively, the “Lockbox Account”).  The Lockbox Account, which is owned by a wholly-owned subsidiary of Peachtree Northeast, is a commingled account serviced by Settlement Funding and is expected to contain funds other than Litigation Proceeds attributable to the Underlying Contracts.  Settlement Funding will be required, within one business day, to transfer Litigation Proceeds attributable to the Underlying Contracts from the Lockbox Account to the Collection Account. The Fund will not have a security interest in the Lockbox Account. Under the terms of the SUBI Trust Agreement and the Servicing Agreement, funds deposited to the Collection Account belong to the holder of the SUBI Certificate which, as of the Closing Date, will be the SPE.  Under the Transaction Related Documents, the monies held in the Collection Account are to be used to meet the SPE’s payment obligations under the terms of the Portfolio Note, as well as to pay relevant fees and expenses, including the servicing fee payable to Settlement Funding and the fees owing to Wells Fargo as Trustee of Dura Trust and as custodian of the SUBI assets.

Servicing, trustee, and custodian fees (and related expenses) are all payable out of the Collection Account on a monthly basis.  The amounts of the servicing, trustee, and custodian fees are as set forth below:

Servicing Fee:  Settlement Funding, in exchange for the performance of its duties as Servicer on behalf of Dura Trust, will be entitled to a monthly servicing fee, payable on the 15th day of each calendar month, or if the 15th is not a business day, the next succeeding business day.  The fee will relate to the previous month.  The fee will be calculated by multiplying .5% per year by the “Aggregate Outstanding Purchase Price,” then dividing by 12, where the “Aggregate Outstanding Purchase Price” is the sum of the Purchase Price of each Underlying Contract remaining unpaid as of the last day of the previous month.

Trustee’s Fees:  The Trustee is entitled to be paid $30,000 per year, plus expenses, with an initial engagement fee of $10,000.

Custodian’s Fees:  The Custodian is entitled to fees according to a schedule of services, subject to a minimum fee of $1,000 per month, with the Custodian’s aggregate fees estimated not to exceed $400,000 over the term of the note, assuming the note is paid on its Designated Maturity Date.

The Security Interest; Extent of Collateral.  The SPE will pledge, pursuant to the terms of the SUBI Certificate Pledge Agreement (“Pledge Agreement”), to the Fund (i) the SUBI Certificate representing the SPE’s 100% beneficial ownership of the SUBI Assets; and (ii) all funds held for the benefit of the SPE in the Collection Account and any other deposit account opened and maintained for the SUBI in accordance with the SUBI Supplement or any other related document.  The SUBI Certificate, the beneficial interest in the SUBI Assets represented thereby, and funds held in the Collection Account  and any other deposit account opened and maintained for the SUBI, are referred to collectively in this Offering Memorandum as the “Collateral.”

The aggregate Face Value of the Underlying Contracts as of March 31, 2011 will equal at least 117.6% of the principal amount of the Portfolio Note. For this purpose, the “Face Value” of each contract is the Purchase Price plus the Additional Amount that would have been payable by the Claimant and/or the Claimant’s attorney had the contract become payable on March 31, 2011. The terms “Purchase Price” and “Additional Amount” are defined and explained in this Offering Memorandum under the heading “About Litigation Proceeds Purchase Contracts.”  As explained elsewhere in this Offering Memorandum in more detail, it is expected that some of the Underlying Contracts will not generate any proceeds, and others may generate proceeds in an amount that is lower than Face Value, because the case underlying the Underlying Contract is not resolved in favor of the Claimant, due to difficulties in collection from the Claimant or Claimant’s attorney or because the parties have negotiated a lower payment for other reasons.

Performance of Litigation Proceeds Purchase Contracts, such as the Underlying Contracts, is subject to unique risks discussed in “Risk Factors” and elsewhere in this Offering Memorandum, and may be less predictable than non-contingent receivables.  The net loss rate experienced by Peachtree Northeast during the period January 1, 2005 to December 31, 2010 did not exceed 7.5% (“Historical Net Loss Rate”).  The Historical Net Loss Rate is calculated by dividing the total amounts charged off or written down during the period by the aggregate Face Value of all contracts that were resolved (either charged off or paid out) during the period, as of the resolution date.  During the period presented, over 20,000 contracts owned by Peachtree Northeast and certain of its affiliates were resolved, representing an aggregate Face Value, as of the resolution date, of approximately $125 million.  In general, historical performance is no guarantee of future performance.  Due to the inherent uncertainties of litigation, a certain portion of any portfolio of Litigation Proceeds Purchase Contracts can be expected to take longer to mature than expected, but because there is no maturity date on Litigation Proceeds Purchase Contracts, these contracts are not in default and therefore are not accounted for in the Net Loss Rate statistic.  The Historical Net Loss Rate calculations were based on certain assumptions and required the application of judgment on the part of those producing the statistics.  Changing these assumptions would produce different statistical data.  For all the reasons discussed above, and for other reasons, you should not assume that the Historical Net Loss Rate is predictive of the loss rate applicable to the aggregate Face Value of the Underlying Contracts. (See, “About the Pool of Underlying Contracts -- the Advisor’s Selection Criteria” and “Servicing Risk”, as well as “Risks Related To Peachtree And Its Conflicts Of Interest” in this Offering Memorandum.)

The Fund’s right to foreclose on the Collateral will be that of a secured creditor and the Fund will, at or before the Closing Date, be provided with an opinion of Richards, Layton and Finger, special Delaware counsel to the SPE, to the effect that: (i) the Fund’s right to exercise on the Collateral in the manner described in this Offering Memorandum will be that of a secured creditor under the Delaware UCC; and (ii) the Fund’s security interests in the SUBI Certificate and the Collection Account have been perfected in accordance with applicable provisions of the Delaware Uniform Commercial Code.

The Fund’s rights with respect to the Collateral are determined by the terms of the “Pledge Agreement” and the “Deposit Account Control Agreement,” described in more detail below under “Transaction Related Contracts,” and relevant law.  If the SPE fails to make a Scheduled Payment within three business days of the date  when due, or if some other “event of default” under the terms of the Transaction Related Contracts occurs, the Fund will be entitled to exercise its rights as a secured creditor and foreclose on the Collateral.  The Fund will be entitled to take control of all funds held in the Collection Account.  In addition, once the Fund provides the Trustee with notice that a default has occurred, the SPE will no longer be entitled to exercise its voting and other rights as SUBI certificateholder without the prior written consent of the Fund, and the Fund will be entitled to issue certain instructions to the Trust without any further instruction from the SPE, so long as such instructions are in accordance with the terms of the Pledge Agreement and other Transaction Related Contracts.  As a secured party, the Fund will generally be entitled, upon satisfaction of relevant legal requirements, to elect among various remedies including the right to cause the sale of the SUBI Certificate.  If the Fund were to elect to pursue a public sale of the SUBI Certificate, the Fund would have the opportunity to bid for the SUBI Certificate and potentially become its owner.  The Fund could also choose, with the consent of the SPE, to accept ownership of the SUBI Certificate in satisfaction of the debt, without pursuing a sale.  If the Fund did become the owner of the SUBI Certificate, its rights would remain subject to the terms and conditions of the SUBI Trust Agreement.

Neither the Pledge Agreement, nor the Deposit Account Control Agreement, nor any other document will afford the Fund recourse to Peach Holdings or any of its affiliates (apart from the SPE) with respect to the principal or interest due under the Portfolio Note.  Additionally, prospective investors should be aware that, in the event that the Fund exercises its right as a secured creditor at a time when a material portion of the pool of Underlying Contracts is not performing as expected, there is no certainty that the Fund will, as a result of such action, recover any or all losses that the Fund may have incurred as a result of a default by the SPE.

ABOUT LITIGATION PROCEEDS PURCHASE CONTRACTS

As previously noted, the Portfolio Note is backed by the SPE’s beneficial ownership of Litigation Proceeds Purchase Contracts.  In acquiring the Portfolio Note, the Fund is relying upon the ability of Underlying Contracts to generate sufficient Litigation Proceeds to allow the SPE to make distributions of principal and interest in the amounts contemplated under the terms of the Portfolio Note.  The following information is designed to familiarize prospective investors with the nature and terms of the Litigation Proceeds Purchase Contracts as well as the nature of the industry involving their origination.  The discussion below includes a summary of some of the unique risks associated with Litigation Proceeds Purchase Contracts, which are described in more detail under “Risk Factors” below.  Additional information about the Underlying Contracts in contained in “About the Pool of Underlying Contracts” and “Appendix B” to this Offering Memorandum.  The Historical Net Loss Rate for the Peachtree Historical Portfolio is set forth above under “About the Collateral and the Fund’s Security Interest -- The Security Interest; Extent of Collateral.”

Description of Litigation Proceeds Purchase Contracts.  Litigation Proceeds Purchase Contracts are designed to help individuals involved in lawsuits acquire funding during the pendency of the lawsuit.  Litigating and settling private lawsuits can be a very lengthy process.  Often Claimants and/or their counsel are in need of immediate funds for a variety of reasons.  Litigation Proceeds Purchase Contracts meet this need.

There are several types of Litigation Proceeds Purchase Contracts.  In general, a Litigation Proceeds Purchase Contract evidences the purchase from a Claimant and/or the Claimant’s counsel, by Peachtree Northeast or other originator (“Originator”), of a specified portion of the Litigation Proceeds that are expected to result from a settlement or judgment of a tort claim or, in some cases, the contingency fees that a Claimant’s counsel expects to receive.  Although Litigation Proceeds Purchase Contracts are sometimes referred to as “litigation advance” or “litigation finance” arrangements by the media, analysts, or other persons, Litigation Proceeds Purchase Contracts are not loans.  A Litigation Proceeds Purchase Contract imposes no obligation on a litigant or attorney to make any payment under the contract unless and until Litigation Proceeds are actually received by such litigant or attorney and substantially all expenses relating to the underlying litigation (including legal fees and costs) and priority liens have been satisfied.  Thus, the obligations of the Claimant or the Claimant’s counsel are entirely contingent on the success of the outcome, and if a matter fails to be resolved in the Claimant’s favor, there is no obligation to pay anything.

Three types of Litigation Proceeds Purchase Contracts will be included among the Underlying Contracts: “Claimant Purchase Contracts”; “Claimant Post Judgment Contracts”; and “Attorney Purchase Contracts.”  They are described in more detail below.

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Claimant Purchase Contracts -- Contracts that Provide Funds to Claimants Prior to or During Pending Litigation.  Litigation Proceeds Purchase Contracts may be entered into by a Claimant seeking to fund a portion of his or her ongoing personal expenses, other than expenses of the lawsuit, while involved in (or preparing for) a civil lawsuit.  Such an arrangement, referred to in this Offering Memorandum as a “Claimant Purchase Contract,” generally involves a payment (the “Purchase Price”) to the Claimant by the Originator.  In exchange for the Purchase Price, the Claimant promises the Originator that, in the event that the Claimant’s lawsuit or claim is successfully resolved, the Claimant will pay the Originator (or any successor owner, together with the Originator, a “Contract Owner”) an amount equal to the Purchase Price, plus an additional amount (the “Additional Amount”).

The Additional Amount is generally a specific percentage (X%, the “Multiplier Factor”) of the Purchase Price per six month or other period, or portion of a period.  The Multiplier Factor does not compound.  For example, if the Purchase Price were $100,000, and the Multiplier Factor were 15%, and the Purchase Price had been paid to the Claimant on January 1, 2005, then the aggregate Additional Amount would be:

●	on January 2, 2005, 15% X $100,000, or $15,000;

●	on August 2, 2005, 15% X $100,000 X 2, or $30,000;

●	on January 2, 2008, 15% X $100,000 X 7, or $105,000.

The Multiplier Factor varies among Claimant Purchase Contracts, but is generally between 10% and 17.5% for most of the Claimant Purchase Contracts in the eligible Contracts Pool (defined below). See Appendix B for more detailed information about the Multiplier Factor of contracts in the Eligible Contracts Pool.

The Claimant’s obligation, however, to make any payment under the Claimant Purchase Contract will only arise in the event that a judgment or settlement is achieved in an amount adequate to pay all prior claims (including priority liens, attorney’s fees and costs), and only in an amount remaining after all such prior claims have been paid.  Thus, the right of the Contract Owner to receive proceeds under the contract is conditional upon the Claimant’s success in achieving a favorable result.  If a suit is never filed, if the suit is unsuccessful, or if the amount of an award is insufficient to pay any prior claims (such as attorneys’ fees) the Contract Owner is not entitled to any payment on the funds paid over to the Claimant.  Additionally, the Claimant’s obligation to pay over this portion of the proceeds is not secured or guaranteed.

In addition to the general risks associated with Litigation Proceeds Purchase Contracts (described below), there are additional risk factors associated specifically with Claimant Purchase Contracts.  These include the nature of the party against whom a Claimant has brought suit or is entitled to bring suit (an “Adverse Party”) or, where an Adverse Party is covered by insurance, the nature of the insurance carrier, including the ability of the Adverse Party (or such insurance carrier) to pay any award or ability to mount a vigorous defense; the ability of Claimant’s counsel to pursue the lawsuit to a successful conclusion; the likelihood that counsel (to whom monetary awards are most often directed) will honor Claimant’s agreement to pay a portion of any proceeds to the Contract Owner; and the difficulty that any Contract Owner will have in assessing the merits of a lawsuit on an on-going basis in light of applicable constraints of attorney-client privilege, privacy concerns and the like.  Additional risks are associated with cases where the attorney’s fees are assessed on a contingent fee basis.  (See “Risk Factors – Principal Risk Factors Relating to the Underlying Contracts” in this Offering Memorandum.)

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Claimant Post Judgment Contracts -- Contracts Pending Collection of Judgment or Settlement. Litigation Proceeds Purchase Contracts may also arise when the underlying claim has been favorably resolved in favor of the Claimant, but there has not yet been any money collected.  As with Claimant Purchase Contracts, in these “Post Judgment Contracts” the Claimant promises to pay, upon receipt of Litigation Proceeds, a certain sum which is equal to the Purchase Price plus an Additional Amount.  The Additional Amount is calculated by applying a Multiplier Factor to the Purchase Price, and it increases over time.  However, the Multiplier Factor in these contracts is generally lower, between 7.5% and 12.5% per six month or other period (or portion of a period), and in certain cases provides for a lower Multiplier Factor for the first 90 days after the contract was entered into.

For example, under a typical Post Judgment Contract, the Additional Amount might be 7.5% of the Purchase Price for the first 90 days, and 12.5% of the Purchase Price for each six months or portion of a six month period after the contract was entered into.  Thus, if the Multiplier Factors were as stated, and the Purchase Price were $100,000, and if the contract had been entered into on January 1, 2005, then the aggregate Additional Amount would be:

●	On January 2, 2005: 7.5% X $100,000 = $7,500;

●	On April 2, 2005: (7.5% X $100,000) + (12.5% X $100,000) = $20,000;

●	On January 2, 2008: (7.5% X $100,000) + (12.5% X $100,000 X 7) = $95,000.

As noted, the Multiplier Factor varies among Claimant Post Judgment Contracts.  See Appendix B for more detailed information about the Multiplier Factor of contracts in the Eligible Contracts Pool.

Otherwise, the terms of Post Judgment Contracts are substantially the same as those of Claimant Purchase Contracts. Under a Post Judgment Contract, the rights of the Contract Owner relate to a lawsuit the outcome of which is already known.  These arrangements are, however, subject to many of the same general risks associated with all investments in Litigation Proceeds Purchase Contracts, including the risk that an Adverse Party or its insurer will become insolvent or fail to make timely payments under any judgment or settlement award, or that a court will refuse to enforce the Post Judgment Contract.  Accordingly, there is no guarantee that payments from Post Judgment Contracts will occur as expected.

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Attorney Purchase Contracts -- Contracts with Attorneys of Claimants. Some Litigation Proceeds Purchase Contracts are entered into with Claimants’ counsel. Such a contract is referred to in this Offering Memorandum as an “Attorney Purchase Contract.”  Attorney Purchase Contracts may be entered into before a lawsuit is filed, during the pendency of the lawsuit, or after a settlement or judgment has been secured.  The terms of Attorney Purchase Contracts are substantially the same as the terms of the contracts with Claimants.  The Contract Owner expects to receive, upon favorable resolution of the claim, the Purchase Price and an Additional Amount.  Where the settlement or judgment has already been secured, the Multiplier Factor is generally lower than in cases involving unresolved cases, and features a lower Multiplier Factor for the first 90 days.

Unlike contracts with Claimants, however, Attorney Purchase Contracts are expected to be paid out of the attorney’s legal fee.  In the types of cases that underlie the Underlying Contracts, the Claimant’s counsel is usually entitled to a “contingency fee,” which means that the legal bill will be paid out of the proceeds of the litigation only if and when the proceeds are received. An attorney who enters into an Attorney Purchase Contract is therefore promising to pay the agreed upon sum when and if he or she receives the expected legal fee. Because the lawyer’s entitlement to this fee is subject to the terms and conditions of his or her agreement with the Claimant, these types of contracts generally provide that the Purchase Price will not be paid to the lawyer until the lawyer provides a copy of the fee agreement(s) for review. In addition to the general risks associated with investments in Litigation Proceeds Purchase Contracts, Attorney Purchase Contracts may carry a higher risk of fraud and a higher collection risk than Claimant Purchase Contracts, because in the case of Attorney Purchase

Contracts, the attorney who receives the Purchase Price is a direct party to the contract, with a monetary interest in the outcome, not a gatekeeper or facilitator acting on behalf of Claimants with respect to a lawsuit.

Brief Summary of Certain Legal and Other Risks Associated with Litigation Proceeds Purchase Contracts.  In addition to the risks specific to each of the three kinds of Litigation Proceeds Purchase Contracts highlighted above, all Litigation Proceeds Purchase Contracts involve significant risks that may result in the loss of a significant portion of any investment made by a Contract Owner.  Highlighted below are five, albeit overlapping, categories.  Additional risks apply to the specific pool of Underlying Contracts backing the Portfolio Note, including certain concentration risks relating to the assembly of such pool.  For these and other important risk factors impacting the Pool of Underlying Contracts but not discussed here, see “Risk Factors” in this Offering Memorandum.  The five risk categories described here are as follows:

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“Contingency Risk” – The risk that a Claimant or the Claimant’s counsel will fail to collect sufficient proceeds in connection with a claim to allow payment under the Litigation Proceeds Purchase Contract.  This could happen for a variety of reasons, including because the case is not resolved in favor of the Claimant, because the Claimant is unable to collect moneys owed under a settlement or judgment, or because the size of the settlement or judgment, after accounting for prior claims and costs, was not great enough.

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“Origination/Case Selection Risk” – The risk that cases underlying a contract do not result in the expected payout due to difficulties associated with the process by which cases are selected for investment (e.g., improper selection criteria, improper application of selection criteria or that information material to the origination process is unavailable at the time of case selection).

Companies that originate or purchase Litigation Proceeds Purchase Contracts depend upon their ability to identify claims that are substantially likely to succeed and result in a judgment or settlement award that will produce the expected financial result.  Use of improper (or improperly applied) selection criteria and/or inadequate (or misinterpreted) research can result in a Litigation Proceeds Purchase Contract based on a weaker case or less able counsel, or a case where the Adverse Party and/or the Adverse Party’s insurer is less creditworthy than desirable.

Even where appropriate criteria are identified and applied during the origination process, a material risk factor relating to the lawsuit may be unknown and thus may not to be taken into account in evaluating a case, or the circumstances of the underlying case may change such that an accurate initial assessment is no longer accurate.  This can occur, for example, due to the fact that applicable law and/or professional ethics codes of conduct require attorneys to adhere to high standards of confidentiality with respect to client matters.  Certain details of the actual cases are protected by attorney-client privilege or by attorney work-product doctrine.  Breach of such obligations could subject a party in the suit and/or such party’s counsel to serious sanctions and could severely damage the potential value of the underlying lawsuit and any Litigation Proceeds Purchase Contract to which the lawsuit is related

➢	“Insolvency/Collection Risk” – The risk that persons against whom the claim is asserted (or their insurers) will be unable or unwilling to satisfy such payment obligations.

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“Servicing Risk” – Litigation Proceeds Purchase Contracts must be effectively administered and the underlying cases monitored.  Necessary services may include, without limitation, custody of the documents evidencing the rights of the Contract Owner, monitoring the progress of cases and payments received by Claimants or their attorneys, and monitoring potential changes in the legal and regulatory environment relating to Litigation Proceeds Purchase Contracts.  A lack of proper servicing can increase the risk that a Claimant or counsel has failed to make timely payments of Litigation Proceeds or otherwise honor obligations under the contract, without this fact being brought to the attention of the Contract Owner.  If Settlement Funding or other servicer(s) committed this kind of error in the past, this could also undermine the reliability of the Historical Net Loss Rate and other, similar statistical data upon which the Advisor based its analysis, and could also cause the balance sheet or other financial statements of a Contract Owner to be materially misstated.  Additionally, inaccuracies in the Historical Net Loss Rate and other data used by Peachtree Northeast or other Originators from whom it acquired Litigation Proceeds Purchase Contracts could also have caused the Originator to overlook the need to review, and potentially adjust, improper or inaccurate criteria used in the origination process

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“Legal, Regulatory and Policy Risk” – The risk that a contract will not be enforced with respect to any case as a result of changes in applicable law or public policy and/or that specific terms of a contract will not be enforced by courts or will otherwise violate applicable law.  All Litigation Proceeds Purchase Contracts are subject to the risk that, depending on the jurisdiction, the arrangements may conflict with ethical policies against “fee splitting” between lawyers and non-lawyers, potentially violating common law doctrines on “champerty” or “maintenance” that continue to be embedded in the policies of some jurisdictions.

More on Legal, Regulatory and Policy Risks.  Activities involved in the origination and servicing of Litigation Proceeds Purchase Contracts may be subject to significant legal limitations, or may not be permitted, under the laws of certain jurisdictions.  The following discussion identifies and briefly summarizes some of the legal risk factors that may affect a Contract Owner’s ability to enforce a Litigation Proceeds Purchase Contract.  These and other factors may cause a Contract Owner or investor  to lose part or all of their investment backed by Litigation Proceeds Purchase Contracts affected by adverse changes in applicable law, regulation or ethical or public policy considerations.  Additional important information about these legal risk factors is provided in the section entitled “Risk Factors” below.

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“Industry-Specific Regulation.” The various transactions and legal processes involved in the origination, transfer and servicing of Litigation Proceeds Purchase Contracts occur in the context of a highly regulated legal environment.  Companies engaged in this industry bear expenses associated with compliance with laws applicable to the industry, all of which are evolving and subject to change.  Although this may not, in and of itself, adversely affect the extent to which Litigation Proceeds Purchase Contracts are honored under the laws of various jurisdictions, such policy and regulatory changes could affect Settlement Funding’s ability to service, maintain and administer the Litigation Proceeds Purchase Contracts.

Laws and professional regulations (including ethics regulations) associated with acquiring or otherwise taking a financial position or commercial interest with respect to a lawsuit are complex and uncertain.  For example, various jurisdictions prohibit or restrict purchasing claims from Claimants, assigning certain kinds of claims, and/or participating in a lawyer’s contingent fee interests (including ethical rules against sharing fees with lawyers and non-lawyers).  For example, in California, it appears that a court may decline to enforce a Litigation Proceeds Purchase Contract if there is an indication that a non-party to a claim is in any way controlling the prosecution of that lawsuit, or if it appears that a non-lawyer is unlawfully engaged in the practice of law.  Such prohibitions and restrictions, to the extent they exist, are governed by the rules and regulations of each state and jurisdiction in the United States and vary in degrees of strength and enforcement in different states and federal jurisdictions.  This risk may be exacerbated to the extent that a Claimant changes residence, or a lawsuit is transferred during the course of litigation to a jurisdiction that does not permit the relevant transaction and/or in which there is a higher degree of uncertainty regarding the permissibility of such transactions.  In addition, lending and usury laws, contract laws, bankruptcy considerations, and federal tax legislation, among other legal factors, may also play a significant role in the purchase, pledge or enforcement of Litigation Proceeds Purchase Contracts.

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“Enforceability of Contract Provisions.”  Companies engaged in originating Litigation Proceeds Purchase Contracts generally use standardized written documents to evidence the contracts into which they have entered.  Efforts are made to tailor such contracts to meet requirements and legal restrictions of the jurisdictions in which the lawsuits underlying the contracts are pending (or where the lawsuit that has not yet been filed is expected to be filed).  The documents may also include certain standard clauses, such as provisions requiring binding arbitration.  Standard clauses may not be enforceable in all jurisdictions.  For example, a court may decline to enforce the arbitration clauses for a variety of reasons, depending on the laws and policies of the jurisdiction involved.  It is important to note that an arbitration clause may be subject to review not only in the jurisdiction in which the contract is made but also, if it is necessary to seek enforcement of a judgment in another jurisdiction, the court of such second jurisdiction.  Some jurisdictions in the United States may not, for legal and professional ethics reasons, permit business and financial transactions relating to certain litigation and arbitration cases.  In addition, contracts with personal injury victims may be subject to unique risks involving claims of diminished capacity and similar allegations.  In the event that a standard provision is ignored or invalidated by a court, or enforcement of an award is refused as a result of such a standard provision, the Contract Owner may not be able to recover with respect to that contract or may incur unanticipated costs in recovering on it.

ABOUT THE POOL OF UNDERLYING CONTRACTS

The pool of Underlying Contracts securing the Portfolio Note will be drawn from certain Litigation Proceeds Purchase Contracts (“Eligible Contracts Pool”) owned by Peachtree Northeast and/or an affiliated company.  The Underlying Contracts included in the Eligible Contracts Pool were selected on January 31, 2011 (“Pool Selection Date”) by Peachtree Northeast in consultation with the Advisor.  Set forth below is a discussion of the material characteristics of the Eligible Contracts Pool and the selection criteria used in its assembly.  If Peachtree Northeast or any of its affiliates receives proceeds prior to the Closing Date with respect to any Eligible Contracts, and if the net proceeds of the Offering are such that the size of the needed pool will exceed the amount of Eligible Contracts which have not yet paid out, then a sufficient amount of the proceeds will be placed in the Collection Account to make up the difference.  Although Rochdale and Peachtree Northeast do not currently intend to otherwise alter the pool, they reserve the right to modify the pool prior to the Closing Date to the extent necessary to ensure that the Underlying Contracts pool that is ultimately transferred to Dura Trust does not materially deviate from the description provided below and in Appendix B hereto.

Peachtree Northeast’s Current Origination Process.  The Advisor is responsible for the overall composition of the pool of Underlying Contracts backing the Portfolio Note and has imposed certain selection and eligibility criteria which are described below.  In carrying out its responsibilities, however, the Advisor will be relying upon the disciplined process undertaken by Peachtree Northeast in connection with the origination and acquisition of the Litigation Proceeds Purchase Contracts owned by Peachtree Northeast or an affiliated company.  Set forth below is a description of Peachtree Northeast’s current origination process.

Peachtree Northeast’s current origination process seeks to take into account the merits of the underlying claim, relevant characteristics of the Claimant, the Claimant’s attorney, the Adverse Party, and the Adverse Party’s insurer, including the legal and regulatory environment of the jurisdiction in which the underlying claim is pending or expected to be filed.  Criteria currently applied in reviewing Claimants include:  (i) identity; (ii) existence of tax liens against Claimant; (iii) existence of unrelated judgments against Claimant (e.g., unpaid child support); and (iv) pendency of past bankruptcies or other instance of insolvency.  Currently, Peachtree Northeast does not enter into Litigation Proceeds Purchase Contracts unless the underlying claim involves a personal injury.  Most of the contracts in the Eligible Contracts Pool and most of the Underlying Contracts relate to personal injury tort claims.

The merits of each case are also screened by claims evaluators employed by Peachtree Northeast.  Evaluators may be attorneys, claims adjusters or paralegals with experience in personal injury law.  Factors that are examined in this screening process focus on whether the damages to the Claimant are demonstrable and substantial enough to reasonably conclude a settlement is likely.  This review covers medical records, police reports, impact statements and doctor’s reports.  Additionally, claims evaluators review the Claimant’s activities since the incident, such as rehabilitation and other changes to the Claimant’s lifestyle.  Claims evaluators also assess likely settlement and judgment values by examining comparative historical analyses using verdict searches, proprietary databases, and other relevant publicly available information.

Peachtree Northeast also applies certain specific, objective criteria as part of its origination process.  Set forth below is a non-exhaustive list of some of the criteria Peachtree Northeast currently applies:

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Causality.  Cases will be accepted only where it is clear that the Adverse Party is causally responsible for, and therefore liable for, the Claimant’s injuries, based on Peachtree Northeast’s review of relevant documents, including, for example, accident reports, expert reports, witness statements and/or any other court pleadings.  In the case of a settled case that is being considered, Peachtree Northeast reviews a copy of the settlement documents, including representations from counsel relating to the net amount that is likely to be available following receipt of the settlement payment.

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Insurance Requirements.  Generally, the Adverse Party must have a minimum of $25,000 in available insurance.  The associated insurer generally must have a claims payable rating of BBB- by S&P, Baa3 by Moody’s, or B++ by AM Best at the time of funding or otherwise satisfy Peachtree Northeast as to its ability to pay in the event of a successful claim resolution; however, Peachtree Northeast’s underwriting criteria permits exceptions from these rating requirements in special circumstances although it generally does not grant such exceptions.  Peachtree Northeast may also accept cases where the party against whom the underlying suit is brought is a self-insured entity with a rating comparable to the quality identified above (e.g., The City of New York), or where there is another ready source of funds (as, for example, a special fund set aside for victims of uninsured motorists), or where Peachtree is otherwise able to satisfy itself as to the acceptability of the credit risk involved.

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Jurisdiction.  The case filing location and residence of the party on whose behalf the suit has been filed must be in a state the laws and policies of which, in the judgment of Peachtree Northeast, provide an acceptable framework for enforcing the property rights of Contract Owners.  Currently eligible states are:  California, Connecticut, Florida, Georgia, Louisiana, Massachusetts, Michigan, Nevada, New Jersey, New York, Pennsylvania, South Carolina, Texas, and Virginia.

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Status of Counsel.  Peachtree Northeast conducts a review to determine that each Claimant’s attorney is in good standing with relevant state bar associations and is not subject to any pending disciplinary actions.

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Types of Injury/Fee arrangement.  Peachtree Northeast only accepts cases involving a demonstrable and highly verifiable injury (e.g., disc herniation with a surgery); cases involving soft tissue injury only (e.g., where the only damages involve chiropractic treatment, bumps and bruises) will not be accepted. Attorney’s fees on the underlying case must be on a contingency basis and may not exceed 40%.  If a pre-judgment or pre-settlement case is accepted, Peachtree Northeast generally advances up to 15%, and in no event more than 20%, of the net amount expected to be received by the Claimant (or the Claimant’s attorney in cases of Attorney Purchase Contracts) but Peachtree Northeast may make exceptions if, in its sole discretion, the merits of the case justify a higher funding level.  Where there has already been a judgment or settlement in favor of the Claimant, Peachtree Northeast may advance up to 50% of the net amount expected to be received by the Claimant (or the Claimant’s attorney in cases of Attorney Purchase Contracts).  Advances are frequently made to both the Claimant and the attorney with respect to the same case.

Peachtree Northeast also generally secures several key acknowledgements which are intended to enhance the collectability of proceeds under the contracts.  These include an acknowledgement and/or agreement by the Claimant or the Claimant’s counsel to the effect that Peachtree Northeast has a property right in and an equitable lien on the portion of the potential Litigation Proceeds purchased and that no superseding position or lien has been or will be sold (and that any such attempted sale is void).  Further, in the case of Claimant Purchase Contracts, Peachtree Northeast also generally secures the consent of the Claimant’s spouse, if there is one;  an irrevocable instruction by the Claimant to his or her attorney to provide information regarding the Claim to the Contract Owner, to pay the Contract Owner the amount due from any Litigation Proceeds and an acknowledgment from the Claimant’s attorney regarding the Claimant Purchase Contract, the irrevocable instructions from the Claimant, and a representation that he or she will, upon receipt of any Litigation Proceeds, hold any amounts due to the Contract Owner as a fiduciary for the Contract Owner, immediately notify the Contract Owner of their receipt, and forward the funds due under the contract to the designated lockbox account.  If Peachtree Northeast decides to move forward and enter into a Litigation Proceeds Purchase Contract, the Purchase Price under such contract is usually limited as described immediately above under “Peachtree Northeast’s Current Origination Process -- Types of Injury/Fee

arrangement.”  Peachtree Northeast bases its estimates of anticipated recoveries on information obtained as a result of the origination process.

Peachtree Northeast’s criteria have evolved over time, and Peachtree Northeast has continued to refine its policies and procedures.  In addition, Originators from whom Peachtree Northeast acquired Litigation Proceeds Purchase Contracts have similar, but not identical criteria.  Therefore, not all of the Litigation Proceeds Purchase Contracts in the Eligible Contracts Pool were originated using the precise criteria set forth above.  Nonetheless, most of the Underlying Contracts conform in all material respects with Peachtree Northeast’s current criteria set forth above.  Prospective investors should also be aware that the foregoing list is not exhaustive, and that the number of different fact patterns that can be involved in personal injury and other types of tort claims is virtually limitless. Similarly, Peachtree Northeast’s forms of agreement have evolved over time, and some of the Underlying Contracts were acquired from other Originators.  Most include documentation that is substantially consistent with the foregoing description.

Eligibility Criteria.  In addition to the origination criteria described above, Peachtree Northeast will represent at Closing that each of the Underlying Contracts meets certain criteria (“Eligibility Criteria”) upon which Peachtree Northeast and the Advisor have agreed.  The agreed upon Eligibility Criteria are set forth in the Purchase and Sale Agreement and summarized below.

Peachtree Northeast shall represent that, on the Closing Date, each Underlying Contract meets the following Eligibility Criteria:

1.	The underlying case has been determined to involve verifiable injury and has neither been dismissed, abandoned nor resolved.

2.
It is subject to the law of a jurisdiction in which Litigation Proceeds Purchase Contracts are expected to be enforceable.  The case filing location and residence of the Claimant must be in a state the laws and policies of which, in the judgment of Peachtree Northeast, provide an acceptable framework for enforcing the property rights granted in the Underlying Contract.  Currently eligible states are:  California, Connecticut, Florida, Georgia, Louisiana, Massachusetts, Michigan, Nevada, New Jersey, New York, Pennsylvania, South Carolina, Texas, and Virginia.  Peachtree Northeast may add an additional state to this list only if it determines in its good faith reasonable discretion that no material risk exists that Litigation Proceeds Purchase Contracts with Claimants domiciled in such State may be in violation of applicable law or may otherwise be unenforceable in accordance with their terms

3.
It is duly authorized and enforceable and the underlying case is believed by Peachtree Northeast to be free of counterclaims, defenses or contingencies (subject to applicable bankruptcy or similar limitations).

4.
In the case of contracts with Claimants, that the Claimant’s lawyer is representing the Claimant on a contingent fee basis, and that contingent fee arrangement between Claimant and Claimant’s attorney is payable out of the gross cash amount payable as a consequence of a case, whether by settlement, judgment or otherwise, and the lawyer agreed to accept the representation on such basis prior to the date the applicable Originator paid (or agreed to pay) the related Purchase Price.

5.	The Litigation Proceeds attributable to that contract was originated by Peachtree Northeast or one of several specifically listed Originators.

6.
The Multiplier Factor is no more than 22.5% per six-month period or any portion thereof (except that an exception has been made for certain contracts not originated by Peachtree Northeast, as to which the limit is 6% per month).

7.
The Purchase Price related to the contract was fully funded by the Originator out of its own funds or through a previous financing line, was paid directly to the Claimant or the Claimant’s lawyer; and that, in the case of money intended to be paid to a Claimant, the Purchase Price paid was not at any time commingled with the funds of the applicable Claimant’s lawyer or any other person and was not, to the knowledge of Peachtree Northeast, used to pay the lawyer’s fees or expenses or any other fees or expenses incurred in connection with the claim.

8.
If the Purchase Price exceeds $50,000, the Servicer must have performed certain kinds of research and due diligence to determine the extent of certain kinds of outstanding adverse claims that might take priority over the obligation to pay amounts owing under the contract.

9.
The Underlying Contract is not one as to which the Claimant received Litigation Proceeds but failed to pay all amounts due within thirty days, nor one which has been written off by Peachtree Northeast as uncollectible.

10.
At the time the contract was entered into, the Claimant (or Claimant’s attorney, in the case of Attorney Purchase Contracts) was not in bankruptcy or subject to a bankruptcy order, or involved in any of certain similar kinds of insolvency proceedings, except where certain express approvals from the court or bankruptcy trustee were received.

11.	The contract is payable only in U.S. dollars in the United States, and the Claimant has a billing address in the United States.

12.
Where the contract is with a Claimant, the Claimant’s lawyer, at the time that the Purchase Price was paid, executed and delivered an acknowledgement materially consistent with a certain specified form under which the lawyer agrees, among other things, to remit Litigation Proceeds directly to the Collection Account (or to the related Originator in accordance with the terms of the Underlying Contract).

13.	It is in a form that is acceptable under the terms of the Purchase and Sale Agreement and approved by the Advisor.

14.	All documents required to be delivered to the Custodian under the Custodian and Verification Agreement have, in fact, been delivered to the Custodian.

15.
As of January 31, 2011, not less than ninety percent (90%) of the insurance companies that are Adverse Parties had at least an investment grade rating as rated by a credit rating agency that is registered as a nationally recognized statistical rating organization with the Securities and Exchange Commission.

The Advisor’s Selection Criteria.  As noted above, the Advisor is responsible for determining the overall composition of the pool of Underlying Contracts to be transferred to Dura Trust for the benefit of the SPE.  Although the Advisor will engage in its own due diligence process, as described below, the Advisor will be relying in substantial measure upon the information, research and statistical results provided to it by Peachtree Northeast, including information concerning the Historical Net Loss Rate, and other data regarding the levels of cash historically generated by Litigation Proceeds Purchase Contracts held by Peachtree Northeast and its affiliates.  The Advisor also examined comparative data describing the payout results for specific categories of Litigation Proceeds Purchase Contracts, including categories based on the specific type of underlying claim (e.g., auto accidents vs. medical malpractice); the procedural status of the case (e.g., pending litigation vs. post-judgment/settlement); and the jurisdiction where the underlying claim had been filed or was expected to be filed (the “Represented Jurisdiction”).  The statistical data examined were derived from records maintained by Peachtree Northeast and were provided to Rochdale by Peachtree.  The data cover the period 2001 to 2011 and relate to over 20,000 Litigation Proceeds Purchase Contracts (the “Peachtree Historical Portfolio”).  Prospective investors should also be aware that while the Advisor believes statistical data and other information provided by Peachtree Northeast are accurate and reliable, there can be no guarantee that expected payments will be achieved or that the returns historically experienced by Peachtree Northeast will be replicated by the Underlying Contracts.

Based on such data and other information provided to it by Peachtree Northeast, the Advisor has attempted to structure a pool of Underlying Contracts:  (i) that limits exposure to certain types of cases which, in the Advisor’s judgment, present an unacceptable loss potential; and (ii) that includes a cross-section of cases and types of contracts that meets the Advisor’s desired level of diversification with respect to, among other things, the type of claim involved, the procedural status of the claim, and the Represented Jurisdictions within which the cases related to the Underlying Contracts are pending.

Prospective investors should be aware that although the Advisor will have completed an overall review in connection with the assembly of the pool of Underlying Contracts, the Advisor is not expert in Litigation Proceeds Purchase Contracts or the industry involving such transactions.  The Advisor has, however, conducted such reviews as it deems appropriate, including an independent legal review of the legal and regulatory environment in Represented Jurisdictions,  a review of a cross section of the Eligible Contracts Pool and a substantive review of a limited number of the claims to which such contracts relate.

In particular, the Advisor compared the overall characteristics of the Eligible Contracts Pool with the Peachtree Historical Portfolio.  The purpose of this review was to identify differences that could result in a loss rate for the Eligible Contracts Pool different than the Historical Net Loss Rate.  As part of this review, the Advisor examined the Historical Net Loss Rate and other non-recovery data associated with individual case types, relevant jurisdictions and other factors.  Legal counsel was engaged to review the regulatory and legal environment in each of California, Florida, New Jersey, New York and Texas, which states, in the aggregate, are expected to comprise from 81% to 86% of the Underlying Contracts, with the focus of the review on Claimant Purchase Contracts, which are expected to comprise over 92% of the Underlying Contracts.  The Advisor also conducted a more thorough review of a subset of cases, representing approximately one-third of the Litigation Proceeds expected to be attributable to the Underlying Contracts.  The examined subset included at least one of every case type, as well as cases arising in a majority of the Represented Jurisdictions.

As part of its assessment of the Eligible Contracts Pool, the Advisor also examined information provided by Peachtree with respect to historical payout rates for various types of cases, with a view to estimating the likely payout term of Litigation Proceeds attributable to the Underlying Contracts.

The Advisor also conducted an organizational and business review of Peachtree Northeast and certain of its affiliated companies, which review included extensive interviews with senior management, meetings with personnel responsible for the origination processes and examination of procedural manuals relating to the origination process for Litigation Proceeds Purchase Contracts.

Composition of the Pool of Underlying Contracts.  As explained above, on January 31, 2011, the Advisor and Peachtree Northeast reached agreement as to which contracts would be included in the Eligible Contracts Pool.  The Pool of Underlying Contracts that will ultimately actually be transferred to Dura Trust and back the Portfolio Note will be drawn from the Eligible Contracts Pool.  The anticipated composition and diversification of the pool of Underlying Contracts is described in more detail in Appendix B.  The parties have agreed that the pool ultimately selected will match the descriptions provided in Appendix B in all material respects.

Custody of Documents Evidencing Contracts and the Contract Files.  All of the Litigation Proceeds Purchase Contracts are evidenced by one or more written instruments.  In most instances there are several ancillary instruments which function to facilitate collection.  For each Litigation Proceeds Purchase Contract there is a file containing these instruments as well as other documents regarding the contract and the underlying claim.  In connection with the Purchase and Sale Agreement, all of these files (the “Contract Files”) will become the property of Dura Trust.  Wells Fargo Bank, N.A., which serves as the Trustee of Dura Trust, will also serve as the custodian (the “Contract File Custodian”) of the Contract Files, under the terms of a separate Custodian and Verification Agreement.  This agreement also requires the Contract File Custodian to review the Contract Files upon receipt based on certain criteria designed to ensure that the Contract File Custodian has received the correct files and that they are complete.  Following this review the Contract File Custodian will issue a certificate to the effect that the Contract Files it has received contain all of the documents listed in a schedule previously prepared for the purpose and appear to be properly signed.  The Contract File Custodian is required to deliver this certificate to the Advisor, and the Advisor is entitled to rely up on it.  (See “Summary of the Transaction Related Contracts” in this Offering

Memorandum.)  Wells Fargo will be entitled to a fee for its services as Contract File Custodian, which is described in more detail above under “About the Collateral and the Fund’s Security Interest – Flow of Funds” above

Servicing of the Contracts.  Following the Closing Date, Settlement Funding will, pursuant to a Servicing Agreement and other Transaction Related Documents (described below under “Summary of the Transaction Related Documents”), provide reasonably appropriate services to monitor and maintain the Litigation Proceeds Purchase Contracts in the pool of Underlying Contracts.  As servicer, its duties will include the processing of payments received with respect to the contracts, assessing the value of a case and monitoring the progress and outcomes of the case involved.  Such services are expected to be of substantially the same nature and quality as those services currently provided by Settlement Funding in maintaining the Litigation Proceeds Purchase Contracts on behalf of Peachtree Northeast and its affiliates.

Currently, Settlement Funding services these contracts by monitoring the progress and status of cases which are the subject of each advance until the related lawsuit is resolved and all required payments are paid or the contract is otherwise terminated (for example, as a result of a judgment in favor of an Adverse Party).  Among other things, Settlement Funding requests quarterly status updates with respect to each case from the attorney involved and, where electronic dockets are available, Settlement Funding also makes record inquiries through the docket.  With respect to collection of payments of Litigation Proceeds, Peachtree Northeast generally expects to receive payments without the need to provide notice to the Claimant or Claimant’s attorney, or take other action.  In the event that personnel responsible for monitoring cases on a day-to-day basis identify or suspect adverse activity relating to a case, the matter is escalated to management for further inquiry; delinquencies or bankruptcies are referred directly to Settlement Funding’s General Counsel’s office for consideration.

From time to time, however, in cases in which Litigation Proceeds are insufficient to cover the payments required under a Litigation Purchase Proceed Contract, Peachtree Northeast will negotiate a reduced payment, generally with Plaintiff’s counsel.  For example, an attorney responsible for prosecuting a case may request a reduction of the amount owed because an expected settlement or settlement already in hand is insufficient to cover all case liens and obligations of the Claimant (e.g., attorney and medical liens).  Such requests may be approved by Settlement Funding’s compliance manager and/or related personnel in cases where it is demonstrated that there is pressure on the case and there are insufficient proceeds to cover all such obligations.  Although the Claimant Purchase Contracts and ancillary documents generally contemplate that the Claimant’s counsel will forward amounts directly to Peachtree Northeast or the Contract Owner upon receipt of Litigation Proceeds, occasionally administrative and similar errors (e.g., as a result of a change in counsel) may result in all of the proceeds from a judgment or settlement being forwarded to the Claimant before the amount owed under the Litigation Proceeds Purchase Contract is paid.  These errors are handled by the General Counsel for Settlement Funding, in its capacity as the servicer, or compliance personnel with the assistance of Claimant’s counsel.

Settlement Funding, in exchange for the performance of its duties as Servicer on behalf of Dura Trust, will be entitled to a monthly servicing fee which is described in more detail above under “About the Collateral and the Fund’s Security Interest – Flow of Funds.”

SUMMARY OF THE TRANSACTION RELATED CONTRACTS

The following is a summary of the terms of each of the Transaction Related Contracts as they relate to the Fund’s security interest in the Collateral, the on-going integrity of the Contract Files and the continuation of those services necessary to ensure the proper administration of the pool of Underlying Contracts.  This summary does not necessarily contain all material terms of each agreement.  Copies of all of the Transaction Related Contracts, or forms thereof, have been filed as exhibits to the Fund’s Form N-2 as filed with the SEC and are available upon request.  All of the Transaction Related Contracts will be signed and dated as of the Closing Date.

Purchase and Sale Agreement. The Portfolio Note is effectively backed by the pool of Underlying Contracts selected from the Eligible Contracts Pool.  The Purchase and Sale Agreement will be entered into by Peachtree Northeast and Dura Trust, and will govern the transfer of the Underlying Contracts to Dura Trust for the benefit of the SPE as the owner of the SUBI Certificate.  The Purchase and Sale Agreement contemplates that payments of Litigation Proceeds attributable to the Underlying Contracts will continue to be paid into the Lockbox

Account serviced by Settlement Funding following the Closing Date.  The Purchase and Sale Agreement requires that payments of Litigation Proceeds received into the Lockbox Accounts and attributable to one of the Underlying Contracts be transferred by Settlement Funding within one business day to the Collection Account pledged to the Fund.  It is expected that the SPE will use monies held in the Collection Account to meet its payment obligations under the terms of the Promissory Note. The Purchase and Sale Agreement also identifies Eligibility Criteria that must be satisfied by each of the Underlying Contracts and provides for repurchase by Peachtree Northeast in the event that, as of the Closing Date, any of the Underlying Contracts fail to meet the Eligibility Criteria.  Nothing in this paragraph shall be construed to indicate that Peachtree Northeast has any right, title or interest in and to any Underlying Contracts after the Closing Date, or is required to repurchase any Underlying Contract due to (i) its lack of future performance, (ii) its decline in value, (iii) as a result of the related Claimant’s or a similarly related insurance company’s insolvency, credit loss or general inability to pay or (iv) any other reason arising after the Closing Date.  Peachtree Northeast will confirm and agree that, with respect to any Underlying Contract, from and after the applicable Closing Date, Peachtree Northeast (i) has no right, title or interest in such Underlying Contract and (ii) has no authority with respect to the collection, amendment, modification, adjustment, extension or cancellation of such Underlying Contract.

Pledge Agreement.  The Pledge Agreement will evidence the pledge by the SPE to the Fund of the SUBI Certificate and the Collection Account.  The parties to the Pledge Agreement are the Fund, the SPE, and Wells Fargo Bank, N.A. in its capacity as the Trustee of Dura Trust.  Under the Pledge Agreement, if the SPE defaults on its obligations under the Portfolio Note and the default is not cured in accordance with the terms of the Portfolio Note, the Fund may, upon delivery of a notice of default, foreclose on the Collateral. (See, “Portfolio Note” discussed below in this Section of the Offering Memorandum.)  Prospective investors should be aware, however, that the Fund will not have a secured interest in the Lockbox Account which will from time to time hold funds other than Litigation Proceeds attributable to the Underlying Contracts.

Deposit Account Control Agreement.  When properly recorded in accordance with applicable provisions of the UCC, the Deposit Account Control Agreement (“DACA”) will perfect the Fund’s secured interest in the Collection Account which is required to be maintained by Settlement Funding under the terms of the “SUBI Supplement” defined below, subject to the terms of the Deposit Account Control Agreement and included in the assets pledged to the Fund under Section 2(a)(ii) of the Pledge Agreement.

Servicing Agreement.  Under the terms of the Servicing Agreement, Settlement Funding will provide the services necessary to monitor the Underlying Contracts (including monitoring the progress and outcomes of the cases involved) and perform certain other duties in connection with the appropriate processing of payments of Litigation Proceeds if and when they are deposited into the Lockbox Account.  The Fund will not be a party to the Servicing Agreement, but is a third-party beneficiary for the purpose of enforcing certain duties of the servicer; the parties to the Servicing Agreement will be Dura Trust and Settlement Funding.  The servicer is entitled to a monthly fee which is payable out of the Collection Account.  The fee is described above under “About the Pool of Underlying Contracts – Servicing of the Contracts.”

Custodian and Verification Agreement.  This agreement documents the services that Wells Fargo Bank, N.A. will provide as Custodian and Verification Agent with respect to the Contract Files.  The Fund will not be a party to this agreement; the parties to this agreement will be Wells Fargo Bank, N.A., as the Custodian and as the Verification Agent, Dura Trust, Peachtree Northeast, and Settlement Funding.  The agreement is described in more detail above under “About the Pool of Underlying Contracts -- Custody of Documents Evidencing Contracts and the Contract Files.”  Wells Fargo will be entitled to a monthly fee for its services as Contract File Custodian which is described in more detail above under “About the Collateral and the Fund’s Security Interest – Flow of Funds.”  The principal business of the Custodian and Verification Agent is 625 Marquette Avenue, MAC N9311-161, Minneapolis, MN 55479.

Portfolio Note. The Portfolio Note provides for interest at 9.25% annually and requires Scheduled Payments commencing July 15, 2011.  The Portfolio Note is not amortized except as disclosed below.  Scheduled Payments are required to equal the greater of: (a) accrued and unpaid interest on the principal balance; or (b) the amount of payments that, as of the Scheduled Payment date, have been received with respect to contracts backing the Portfolio Note and remain on deposit in the SPE’s Collection Account after payment of the servicing and other applicable fees (See “The Portfolio Note” in this Offering Memorandum).  Due to the expected timing of payments to be received by the SPE with respect to the contracts backing the Portfolio Note, it is currently expected that the Portfolio Note will be repaid within three to four years after the Closing Date, prior to the Designated Maturity Date, which will be 59 months after the Closing Date.

The Portfolio Note is issued solely by the SPE and does not permit recourse to Peach Holdings.  The Portfolio Note may not be pre-paid by the SPE at its option, although, as indicated above, the terms of repayment contemplate that all of the principal may be repaid prior to the Designated Maturity Date, and it is currently expected that the Portfolio Note will in fact be repaid before the Designated Maturity Date.  The Portfolio Note may not be subdivided without the consent of the SPE, which could impair the Fund’s ability to resell the Portfolio Note if it is unable to locate a single buyer willing to purchase the entirety of the Portfolio Note.  Although the Fund is otherwise entitled to resell the Portfolio Note, subject to restrictions of relevant securities laws, resale is subject to certain administrative requirements, including the issuance of a new instrument by the SPE in favor of any purchaser.

Under the Portfolio Note, failing to pay a Scheduled Payment within three business days of the date when due is considered an Event of Default.  Other Events of Default include (but are not limited to):

•
A default by the SPE or Peach Holdings in the performance of any agreement, covenant or obligation contained in the Portfolio Note or in certain other related documents, including the Pledge Agreement, which continues for thirty days without cure and is reasonably likely to result in a material adverse effect with respect to the Fund or any material portion of the Collateral;

•
The event that a representation or warranty made by the SPE or Peach Holdings to the Fund in the “Note Purchase Agreement” (defined below) (or in certain other related documents, including the Pledge Agreement) or in any certificate or report furnished to the Fund in connection with the Portfolio Note proves to have been untrue or incorrect in any material respect when made,  and it is reasonably likely to result in a material adverse effect with respect to the Fund or any material portion of the Collateral;

•	The SPE or Peach Holdings voluntarily dissolves, liquidates, files for bankruptcy, or becomes subject to similar kinds of reorganizations;

•
An involuntary petition or complaint is filed against the SPE or Peach Holdings seeking bankruptcy relief or certain similar actions, and such petition or complaint has not been dismissed within sixty (60) days of the filing; or an order, order for relief, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving or ordering such relief;

•
A material portion of the Collateral suffers material loss, theft, damage, destruction, levy, seizure or attachment (collectively, a “Loss”), and such Collateral is not adequately insured or the Loss is not cured within thirty (30) days.

If an Event of Default occurs and is not cured as provided, the interest rate will increase to 11.25%, and the Fund may, at its option, declare any or all principal and interest under the Portfolio Note immediately due and payable, bring suit against the SPE to collect the amounts owing to it, exercise other remedies available to it, and will have all rights and remedies of a secured party under the Delaware Uniform Commercial Code.  The Portfolio Note is secured as described under “About the Collateral and the Fund’s Security Interest” in this Offering Memorandum.

Note Purchase Agreement.  The Note Purchase Agreement sets forth the terms of the transaction by which the Fund will acquire the Portfolio Note from the SPE.  Under the terms of the Note Purchase Agreement, the Fund will be provided with an opinion of Richards, Layton and Finger, special Delaware counsel to the SPE, as of the Closing Date to the effect that:  (i) the Fund’s right to foreclose on the Collateral in the manner described in this Offering Memorandum will be that of a secured creditor; and (ii) the Fund’s security interests in the SUBI

Certificate and the Collection Account have been properly recorded (or otherwise perfected) in accordance with applicable provisions of the Delaware Uniform Commercial Code.  The Fund is a party to this agreement.

Trust Agreement.  This agreement creates the Dura Trust and appoints the Trustee.  The Fund is not a party to this agreement, but it contains many important terms and conditions governing the rights of a holder of a SUBI Certificate and the obligations of the Trustee.  Peach Holdings is the Grantor and the UTI Certificateholder under the Trust Agreement.  See also “About the SPE and its Affiliates” and “About the Collateral and the Fund’s Security Interest” for more information about Dura Trust.  The Trustee will perform limited administrative functions in connection with the rights and interests under the Trust Agreement. The Trustee will also execute and deliver all agreements required to be entered into on behalf of Dura Trust and the SUBI. The Trustee’s liability is limited to certain express obligations detailed in the Trust Agreement and the Purchase and Sale Agreement, and generally limited to circumstances involving willful misconduct, bad faith or gross negligence. The Trustee also has the right to seek adequate security or indemnities from the holder of a SUBI Certificate prior to the undertaking of any course of action requested by the certificate holder. Wells Fargo is entitled to an annual fee for its services as Trustee, in addition to the fees to which it is entitled under the Custodian and Verification Agreement, which is described in more detail above under “About the Collateral and the Fund’s Security Interest– Flow of Funds.”

The SUBI Supplement.  This document supplements the Trust Agreement.  It creates a special series of Dura Trust in which the Underlying Contracts backing the Portfolio Note will be held and evidences the issuance of the SUBI Certificate to the SPE and the SPE’s beneficial ownership of the Underlying Contracts backing the Portfolio Note.  The Fund is not a party to this agreement but is expressly named as a third party beneficiary under the SUBI Supplement.  The SUBI Supplement, together with the Trust Agreement, contains many important terms and conditions governing the rights of the holder of the SUBI certificate with respect to the Underlying Contracts backing the Portfolio Note. (See “About the Collateral and the Fund’s Security Interest” in this Offering Memorandum.)

RISK FACTORS

PRINCIPAL RISK FACTORS RELATING TO THE UNDERLYING CONTRACTS

General.  As previously indicated, the Underlying Contracts will be owned by the Trust and allocated to the SUBI.  A SUBI Certificate representing beneficial ownership of the assets held by the SUBI and the right to receive the cash generated from those assets will be issued to the SPE.  Because the SPE will be relying almost entirely upon the cash generated by the Underlying Contracts to satisfy its obligations under the Portfolio Note, the impact of a particular risk affecting an Underlying Contract may have a corresponding impact on the Fund.  Although the Transaction Related Contracts include terms designed to mitigate certain of these risks, there can be no guarantee or assurance that such terms will be effective in protecting the Fund in any or all circumstances.  In particular, there is a risk that the Underlying Contracts will fail to generate sufficient cash to allow the SPE to repay the Portfolio Note timely or in full, and this is a risk that cannot be entirely eliminated.

Potential Legal Risks Relating to Litigation Proceeds Purchase Contracts.  The various transactions and legal process involved in the origination, transfer and servicing of Litigation Proceeds Purchase Contracts, including the pledge of the SUBI Certificate to the Fund in connection with the Fund’s purchase of the Portfolio Note, occurs in the context of a highly regulated legal environment.  Relevant laws and regulations are subject to constant change.  Law and professional regulation (including ethics regulations) associated with acquiring or otherwise taking a financial position or commercial interest with respect to a lawsuit, including the pledge of the SUBI Certificate to the Fund in connection with the Fund’s purchase of the Portfolio Note, is particularly complex and uncertain.  See also “About Litigation Proceeds Purchase Contracts -- Brief Summary of the Legal Risks Associated with Litigation Proceeds Purchase Contracts.”

Champerty, Maintenance and Ethical and Other Enforceability Concerns.  For example, various jurisdictions prohibit or restrict purchasing claims from Claimants (known as maintenance, or otherwise a form of maintenance, called champerty), assigning certain kinds of claims, and/or participating in a lawyer’s contingent fee interests (including ethical rules against sharing fees with lawyers and non-lawyers).  Such prohibitions and restrictions, to the extent they exist, are governed by the rules and regulations of each state and jurisdiction in the United States and vary in degrees of strength and enforcement in different states and federal jurisdictions.  Some jurisdictions in the

United States may not, for legal and professional ethics reasons, permit business and financial transactions relating to certain litigation and arbitration cases, or the law and regulations in certain jurisdictions may be, or over time may become, uncertain.  In addition, the majority of states in which the Eligible Contracts Pool was originated, including California, Florida, New Jersey and New York, do not have a specific law in place validating the legality of Litigation Proceeds Purchase Contracts.  This lack of legislation or regulation provides the opportunity for new legislation or regulation to be introduced which may make impermissible or otherwise limit the ability to make such advances within the state.  Although the Fund believes that any such new law would likely not be applied retroactively to currently existing contracts, there can be no guaranty that retroactive application will not be attempted.  Claimants may also change residences and cases may be transferred during the course of litigation to jurisdictions that do not permit such transactions and/or in which there is a higher degree of uncertainty regarding such transactions. In addition, the Underlying Contracts contain standard clauses that may not be valid or enforceable in all states, or which a court may decline to enforce in certain circumstances, such as the requirement that disputes between the litigation proceeds seller and Peachtree Northeast be submitted to binding arbitration. In certain jurisdictions, such as California, while no binding court decisions specifically disapprove of the practice, a court may still decline to enforce such arrangements if, for example, there is an indication that a non-party to a claim is in any way controlling the prosecution of that lawsuit, or if it appears that a non-lawyer is unlawfully engaged in the practice of law, or if the arrangement otherwise offends the public policy of the jurisdiction.  Also, the Attorney General of Colorado recently issued a letter that may make it considerably more difficult for companies like the SPE’s affiliates to enforce their contracts with Claimants within that jurisdiction, although none of the lawsuits related to any of the Underlying Contracts are pending in that jurisdiction.  However, to the extent that any Claimants move to states in which such contracts are illegal or unenforceable, the Litigation Proceeds expected to be generated by the pool of Underlying Contracts may be adversely affected and may adversely affect the SPE.

Lending, Usury and Other Legal Concerns.  In addition, lending and usury laws, contracts laws, bankruptcy considerations, and federal tax legislation, among other legal factors, also may play a significant role in the purchase, pledge or enforcement of Litigation Proceeds Purchase Contracts. For example, although some states in which Claimants reside or cases related to the Underlying Contracts are pending have specifically addressed the status of litigation advances as not being subject to lending or usury laws (former New York Attorney General, Elliot Spitzer, reached agreement with nine companies to the effect that Litigation Proceeds Purchase Contracts were not loans), some states in which the Eligible Contracts Pool was originated, such as California and Florida, do not have specific legislation, case law  or other legal interpretations addressing whether or not litigation advances are specifically permissible in that state.  This lack of specific authority provides the opportunity for future legislative activity, judicial determination or attorney general interpretation to deem that Litigation Proceeds Purchase Contracts are either impermissible or require some form of licensure by the Company or otherwise violate lending or usury laws.  However, the Fund is unaware of any such current limitation, finding, interpretation, requirement or violation applicable to the Eligible Contracts Pool.

As a result of the above legal risks, certain Underlying Contracts transferred to the SUBI may be invalid, Peachtree Northeast and/or Dura Trust may be held to have never obtained lawful ownership of the amounts owing under the Underlying Contracts and/or cash flows from the Underlying Contracts may not be received or received in amounts expected, any of which may materially impair the Collateral or the SPE’s payment of principal and interest on the Portfolio Note.

Attorney Purchase Contracts.  While the majority of the Eligible Contract Pool consists of Claimant Purchase Contracts, 4%-5% of the Eligible Contract Pool consists of Attorney Purchase Contracts.  As described elsewhere in this Offering Memorandum, Attorney Purchase Contracts involve the Originator paying over funds to the Claimant’s counsel rather than the Claimant.  The attorney is not obligated to make any payments to the Contract Owner unless the attorney collects a fee in connection with the claim, and in the case of Attorney Purchase Contracts entered into prior to a settlement or judgment, generally the attorney is only entitled to receive his or her fees if the claim is successfully resolved.  Like other types of Underlying Contracts, these contracts will not generate cash flows unless the claim is resolved in favor of the Claimant.  Moreover, Attorney Purchase Contracts may carry a higher risk of fraud and a higher collection risk than Claimant Purchase Contracts, because the Claimant’s counsel is a direct party to the contract, with a monetary interest in the outcome, rather than simply a gatekeeper or facilitator for Claimant.  Also, these types of arrangements may be deemed in certain jurisdictions to be a form of participation in a lawyer’s contingent fee interests and may implicate ethical rules regarding fee-splitting and the sharing of fees with lawyers and non-lawyers.  While it is believed that such arrangements are not prohibited in the Represented Jurisdictions, there can be no guarantee that the rules and regulations of these jurisdictions will not change and make it difficult or impossible to collect on these agreements.

Post Judgment Contracts.  While the majority of the Eligible Contract Pool consists of Claimant Purchase Contracts, 4%-5% of the Eligible Contracts Pool currently consists of Claimant Post Judgment Contracts, and an additional 3%-4% consists of Attorney Purchase Contracts entered into following a settlement or judgment.  Unlike the other types of Litigation Proceeds Purchase Contracts, these contracts are entered into after the claim has been resolved through judgment or settlement, although no payment has yet been received from the Adverse Party or its insurer.  Many of the same risks described herein that apply to Underlying Contracts relating to unresolved claims also apply to Post Judgment Contracts, including the risk that the Adverse Party or its insurer will become insolvent or less likely to make timely payments or that a court will refuse to enforce the Underlying Contract.  Generally, the same sorts of underwriting criteria are applied to Post Judgment Contracts as to the other Underlying Contracts; however, there is no guarantee that the underwriting criteria were successfully applied or that the payments will occur as anticipated.  In addition, the percentage advanced against the anticipated recovery may be larger in a Post Judgment Contract than in a Claimant Purchase Contract.

Possible Insolvency of Adverse Parties or Other Parties, Possible Litigation Delays.  Although applicable Eligibility Criteria requires that the pool of Underlying Contracts include only contracts involving claims where the Adverse Party is insured by a financially viable insurance company or is itself a self-insured company with a specified credit rating, there remains a possibility that the Adverse Party and/or its insurer could become insolvent and seek protection under the federal bankruptcy or state insolvency laws.  Such action could delay or reduce the payments to which the SPE and certain of its affiliates are entitled, which in turn, could delay or reduce the principal and interest payments on the Portfolio Note, thus negatively affecting the value of the Fund’s Units.  Similarly, a bankruptcy proceeding with respect to a Claimant, the SPE or an SPE affiliate could delay or reduce payments under the Litigation Proceeds Purchase Contracts, or impair their value.  Moreover, although the pool of Underlying Contracts is projected to produce payments in an adequate sum to pay amounts due under the Portfolio Note prior to the Designated Payment Date, and a sufficient number of the cases underlying these contracts are expected to be favorably resolved, in adequate amounts, within the required timeframe, there is no guarantee that these cases will settle or resolve within the expected time period, or that litigation will not be prolonged, thereby creating the possibility of significant delay in the receipt of payments to which the SPE and certain of its affiliates are entitled, which in turn, could delay or reduce the principal and interest payments on the Portfolio Note, negatively affecting the value of the Fund’s Units.

Lawsuit Selection Risk; Uncertainty of Lawsuit Success; Reliance on Claimant’s Counsel. Ultimately, the Fund’s ability to provide returns to Unitholders is substantially dependent on whether or not the claims to which the Underlying Contracts relate are favorably resolved and therefore produce the financial results expected by the Fund and the Advisor in the expected time frame.  Assessing the values, strengths and weaknesses of a case is complex and the outcome is not certain.  The Advisor, although it has participated in establishing the selection criteria for the Eligible Contracts Pool, is relying on the limited information and documentation relating to the Underlying Contracts that Peachtree Northeast and its affiliates are permitted by law to provide.  (See “Lack of Certain Case Information” and “About the Pool of Underlying Contracts.”)  Case selection is a subjective process and there is no guarantee that the cases will provide the anticipated payouts.  Moreover, successful resolution of underlying claims is dependent on the ability of the lawyers representing the Claimants to prosecute claims with due skill and care.  If they are not able to do this, or do not do this for other reasons, it is likely to have a material adverse affect on the Underlying Contracts, potentially preventing the SPE from making payments on the Portfolio Note. Neither Peachtree Northeast, including its affiliates, nor the Advisor or the Fund has the right to control or influence the management, prosecution, disposition or settlement of a Claimant’s case.  Should any claim be dropped or if a lawsuit fails to be filed, or is dismissed for any reason, whether substantive or procedural, there would be no proceeds from the related Litigation Proceeds Purchase Contract, even if the Claimant is able to initiate the claim again in another jurisdiction and does in fact ultimately settle or prevail in that other jurisdiction.

Underwriting Errors or Deviations.  All of the Underlying Contracts were originated or purchased by Peachtree Northeast and its affiliates, however, it is possible that the origination criteria was not properly applied to a specific claim, or failed to account for a material risk factor to which a claim is subject.  Also, between 1% and 2% of the Eligible Contracts Pool is expected to have been originated by parties other than Peachtree Northeast.  Although Peachtree Northeast believes that these assets were generated by applying underwriting standards that are comparable to theirs, there can be no guarantee that this is the case.  As a result, such cases may not be successfully resolved, or may produce unexpected results, take considerably more time to resolve (whether because of appeals or otherwise) or result in a distribution of cash, new securities or other assets, the value of which may be significantly less than the Fund’s expectation.  It may not be possible to dispose of any such new securities or other assets received for legal or professional ethics reasons.  The Fund may incur additional costs in effecting a disposal of any such securities or other assets.  Each of these matters could have a material adverse impact on the cash flow generated by the Underlying Contracts.

Enforceability of Contract Provisions.  The written documents which evidence the Litigation Proceeds Purchase Contracts have been tailored to meet requirements and legal restrictions of the jurisdictions in which the interests in the claims are purchased and/or in which the claims are pending.  However, these documents also include certain standard clauses in those contracts wherever possible.  For example, Peachtree Northeast subjects disputes between the Claimant and itself under most or all agreements (other than those relating to New York residents) to binding arbitration under laws and rules of procedure other than those of the jurisdiction(s) in which the litigation proceeds seller is resident or the underlying litigation is pending. Peachtree Northeast’s documents have been drafted and reviewed by qualified lawyers, but it is not possible to guarantee that their terms will be given the meaning and effect intended if subjected to a dispute before a court of competent jurisdiction or a relevant tribunal.

In particular, a court may decline to enforce the arbitration clauses for a variety of reasons and such a court or any relevant arbitration tribunal may, in certain circumstances, determine that it is appropriate to apply the laws of a jurisdiction other than those provided for in the documentation.  In addition, where an award is rendered by any court or relevant arbitration tribunal under the terms of the documents, the courts of any jurisdiction in which enforcement of that award or judgment is attempted may decline to enforce it for a number of reasons including, for example, public policy concerns.

If a court were to ignore or invalidate a material provision of these contracts, such as the mandatory arbitration provisions, or were to refuse to enforce an award or judgment rendered pursuant to those provisions, the SPE may not be able to recover with respect to that contract or may incur unanticipated costs in recovering on it.  This could impair the SPE’s ability to make principal or interest payments on the Portfolio Note when and as due, potentially resulting in a default on the Portfolio Note and materially reducing the Fund’s net asset value.

Lack of Certain Case Information.  Certain details of the actual claims underlying Litigation Proceeds Purchase Contracts cannot be disclosed to the Fund or the Advisor, as such disclosure is not permitted by law or professional ethics codes of conduct.  Attorneys are subject to broad duties of confidentiality, which would prohibit the disclosure of sensitive information, including information potentially damaging to the interest of their clients.  This means that it is possible that there is, in connection with a particular claim, information highly material to the liability of an Adverse Party or the strength of a Claimant’s claim that is unknown to Peachtree Northeast or the Fund.  Disclosure of information protected by attorney-client privilege or by attorney work-product doctrine could waive all protection of that information, and disclosure of discovery information covered by court-issued protective orders would subject a party in the suit to serious sanctions.  Such waivers and/or sanctions could severely damage the value of a Claimant’s lawsuit.  Accordingly, none of the Advisor, the Fund nor Peachtree Northeast has had an opportunity to evaluate for themselves all information in the possession of the Claimant’s counsel, or often all discovery information, regarding the individual litigation matters relating to the Underlying Contracts.

Geographic Concentration Risk.  Under the selection criteria imposed by the Advisor, the cases to which the pool of Underlying Contracts is expected to relate are expected to be highly concentrated in a small number of states.  (See “About the Pool of Underlying Contracts” and Appendix B in this Offering Memorandum.)  Specifically, 54% to 56% of such cases are expected to be pending in New York, 12% to 14% of the cases are expected to be pending in Florida, 6% to 8% of the cases are expected to be pending in New Jersey and 6% to 8% of the cases are expected to be pending in California.  Although the Advisor has restricted Represented Jurisdictions to those jurisdictions in which it believes the relevant laws and regulations are not adverse to Litigation Proceeds Purchase Contracts, there is no guarantee that such laws and regulations will not change or that they will continue to be interpreted in ways that are favorable to the SPE and the Fund.  These laws, regulations and interpretations are subject to change at any time. For instance, the Attorney General of Colorado recently issued a letter that may make it considerably more difficult for companies like the SPE’s affiliates to enforce their contracts with Claimants within that jurisdiction, although none of the Underlying Contracts are pending in that jurisdiction. If similar changes were to occur in a jurisdiction in which a large percentage of the Underlying Contracts have originated, such a development could have a material adverse impact on the SPE’s ability to make payments on the Portfolio Note.  Because the Represented Jurisdictions are heavily concentrated in only four states, the contracts in the pool of Underlying Contracts may be heavily impacted, even if an adverse legal development in this industry does not affect all four states.  For example, an adverse development in New York would heavily impact the value of the overall pool of Underlying Contracts.

Adverse Party/Insurer Concentration Risk.  Approximately 40% of the claims underlying the pool of Underlying Contracts are expected to involve the same 10 Adverse Party insurers.  Although these insurers all met the selection criteria on the Pool Selection Date, in the event that one (or more) of these should become insolvent or suffer other material adverse effects on their ability to meet their obligations when due, the pool of Underlying Contracts may be disproportionately affected.

Claim Concentration Risk.  The claims to which the pool of Underlying Contracts is expected to relate are predominately cases that involve automobile accidents (approximately 46% – 51%), worker injuries (15%-20%) and injuries “on premises” (12%-16%).  (See “About the Pool of Underlying Contracts” and Appendix B in this Offering Memorandum.)  This concentration in specific types of claims carries with it the risk that a sweeping change in the law applicable to such cases, such as tort reform, or a change in the relevant case law, such as a court decision effectively shifting the burden of risk in a no fault state, may have a disproportionate and adverse impact on the pool of Underlying Contracts as a whole. The following summarizes relevant aspects of such cases, which are, in the aggregate, expected to comprise over 65% of the pool of Underlying Contracts.

Auto – Claims in this category generally involve a serious injury suffered in an automobile accident, meaning that the Claimant’s injury was caused by a collision of two cars, or a car striking a fixed object, or a car hitting a pedestrian.  The Claimant may have been a passenger, driver or a pedestrian.  A small subset of these cases (Uninsured Auto) involve instances where the owner or driver of the car responsible for the injury was either uninsured or underinsured. In these cases, collection is expected to come from a special fund created by the state for that purpose.

Difficulties associated with such claims include (i) the need to demonstrate that the negligence of the party against whom the claim is brought was the proximate cause of the injury; (ii) avoiding claims that the actions of the injured person contributed to the accident or to the extent of the injuries sustained; (iii) the possibility that the insurance carrier will contest coverage on the grounds of fraud or other basis that would render the policy void and insurance proceeds unavailable in the event of a judgment in favor of the Claimant.  As indicated above, applicable standards may vary from state to state and, in particular, the extent to which contributory negligence may reduce the amount of a verdict differs from state to state.

Worker Injury – Claims in this category involve serious injuries suffered on a jobsite, where there is an allegation that the laborer was not protected by adequate safety measures.  A few examples of the sorts of injuries involved in these claims include (but are not limited to): falling from a ladder, falling in excavations or other openings (i.e., floors, elevator shafts); and collapsing or falling scaffolding.  The Claimant may or may not have been able to return to work following injury.  A portion of these claims (Workers Comp) involve claims subject to the workers’ compensation system.  This category also includes claims (Labor Law) that are pressed directly against the employer.

Labor and Employment cases are subject to many of the same evidentiary and causality difficulties as are encountered in automobile accident cases.

Premises – This category includes claims in which the Claimant was seriously injured on someone else’s property due to some faulty condition existing there. Injury types include (but are not limited to) injuries  due to a wet or slippery condition on a sidewalk or an interior portion of a building

(Slip and Fall); being struck by a falling object; or otherwise being injured due to unsafe conditions such as lack of lighting in a high crime area. The cases underlying these claims generally assert that a property owner is liable in these types of cases because the owner knew of the dangerous situation or should have known of it, but ignored it or did nothing to correct the problem.  Premises cases are subject to many of the same evidentiary and casualty difficulties as are excountered in automobile accident cases.

Allocation and Reliance Risk.  The Advisor has applied certain selection criteria and conducted certain due diligence procedures in connection with the assembly of the pool of Underlying Contracts (See “About the Pool of Underlying Contracts” in this Offering Memorandum.)  However, there is no assurance that the Advisor’s decisions in this regard will result in the desired effects.  In addition, the investment decisions of the Advisor and the data reviewed by the Advisor in connection with its due diligence are based on the information and documentation provided by Peachtree Northeast and/or its affiliates.  If such information is inaccurate or incomplete, it is possible that the Advisor’s due diligence will not uncover this and that the investment plan for the Fund will be negatively affected.  All characteristics of the pool of Underlying Contracts will be fixed as of March 31, 2011.  Because the Closing Date will occur after March 31, 2011, investors will bear the risk of adverse changes in the pool subsequent to that date.

Credit Rating – Adverse Parties and their Insurers.  As noted, the Advisor’s selection criteria includes certain credit rating requirements, which are intended to enhance the likelihood that the Portfolio Note will be paid timely.  (See “About the Pool of Underlying Contracts” in this Offering Memorandum.) The Eligibility Criteria under which Peachtree has made specific representations as to credit ratings of Insurers speak as of January 31, 2011.  Further, credit ratings are not a guarantee of quality or a warranty, nor are they a recommendation by the rating agency to buy, sell or hold any financial obligations of such companies.  A credit rating represents only the applicable rating agency’s opinion regarding financial strength and ability of the company to meet its ongoing obligations.  In determining a credit rating, rating agencies do not evaluate the risks of fluctuations in market value.  As a result, a credit rating may not fully reflect the risks inherent in the relevant company.  Rating agencies may fail to make timely changes to credit ratings in response to subsequent events.  In recent history, credit agencies have given high credit ratings to companies and debt instruments that later proved in hindsight to have been inaccurate and damaging to the investors who relied upon them.  Further, credit ratings of these parties could fall after the Pool Selection Date.  In general, Underlying Contracts associated with claims in which Adverse Parties and/or their insurers have been assigned lower credit ratings carry a greater degree of risk that any payment will be made to a Claimant.  This means that such lower credit ratings could negatively impact the value of the Underlying Contracts, the Portfolio Note, and the Fund’s net asset value, as well as make it less likely that the Fund will make distributions as and when anticipated.

Credit Risk – Adverse Parties.  Credit risk is the risk that an Adverse Party or its insurer will become unable to meet its obligation to satisfy a judgment or settlement.  Although ratings are not a guarantee or warranty of any kind, Peachtree Northeast generally imposes certain credit rating requirements at the time of origination, and the Eligibility Criteria contain credit rating requirements as of January 31, 2011.  (See “About the Pool of Underlying Contracts” in this Offering Memorandum.)  Nonetheless, credit ratings do not always accurately reflect the true creditworthiness of the rated company, as discussed immediately above under “Credit Rating – Adverse Parties and their Insurers.”  In the event that an Adverse Party and/or its insurer is unable to make payments due to a Claimant under a judgment or settlement, no cash would be generated by that Underlying Contract.  Events adversely affecting the liquidity of a specific insurer could also impact the value of the overall pool of Underlying Contracts, if a large proportion of the Underlying Contracts involves that same insurer.  See “Adverse Party/Insurer Concentration Risk.”

Risks Regarding Scope of Adverse Party’s Coverage.  As noted, most of the Underlying Contracts involve Adverse Parties who appear to be insured, and whose insurer meets certain criteria, including certain ratings regarding their creditworthiness.  However, there is always a risk that an Adverse Party’s insurer might dispute coverage in a particular case.  Such a dispute may involve the terms and conditions of the Adverse Party’s insurance policy or the circumstances under which the insurance policy was applied for.  Because the Litigation Proceeds Purchase Contract has been entered into with the Claimant, and not with the Adverse Party, much of the factual information relevant to the issue of a coverage dispute is likely to be unknown to the Originator or subsequent owner of the contract.  Insurers may also sometimes contest coverage where the wrongful act by the Adverse Party which caused the Claimant’s injury was in fact a crime or, in some instances, involved some sort of similar bad intent.  Although the screening process does involve a certain amount of due diligence designed to minimize the risk of a coverage dispute, there can be no guarantee no such dispute could arise, which would adversely impact the value of the relevant Litigation Proceeds Purchase Contract, and therefore possibly the Portfolio Note and the Units.

Insurance Industry Risk.  Because most of the Underlying Contracts are expected ultimately to be paid by the Adverse Party’s insurer (assuming the Claimants in such cases are successful), Fund investors may be exposed to additional risks.  The Fund may be more susceptible to adverse economic, political or regulatory occurrences affecting the insurance industry.  For example, insurers whose businesses also involve providing health care insurance may become subject to new government or third party payor reimbursement policies and national and state legislation which may affect their financial position.

Industry Risk.  Because the Portfolio Note is backed by Litigation Proceeds Purchase Contracts, and because those contracts continue to be serviced by Settlement Funding, a company specializing in that industry, any adverse economic, financial, political or regulatory occurrences affecting that industry generally may also affect the Fund and the Units. For example, new government policies or regulations, or additional national or state legislation affecting Litigation Proceeds Purchase Contracts could adversely affect the financial position or operations of companies operating in this industry, including Peach Holdings and its affiliates, like Settlement Funding.  In the event that Settlement Funding’s operations are uniquely affected by such events, the Fund could be disadvantaged more than if it sourced its investment from a different entity and servicing company or a variety of entities and servicing companies.

Realization Risk on Collateral.  If an event of default occurs under the Portfolio Note, the Fund’s ability to promptly foreclose on and take full control of the SUBI Certificate is subject to additional risks.  As a secured creditor, the Fund must comply with relevant state law in order to foreclose, and it will not automatically acquire beneficial ownership of the Underlying Contracts.  In a foreclosure on the SUBI Certificate, the Fund would be entitled to elect among several remedies, which would include selling the SUBI Certificate in a private sale (in which it cannot be the buyer), selling the SUBI Certificate in a public auction (in which the Fund would be entitled to bid but could not be guaranteed of winning the auction), or, with the consent of the SPE, accept ownership of the SUBI Certificate in satisfaction of the debt.  It is notable that any consent of the SPE to give the Fund ownership of the SUBI Certificate must be given after the default has occurred, and cannot be given in advance.  Further, because the Underlying Contracts are held by the SUBI, following foreclosure the Fund’s rights vis-à-vis the Underlying Contracts will be limited by the terms and conditions of the SUBI Trust Agreement.  Accordingly, there can be no assurance that the Fund would be able, in the event of a foreclosure promptly to gain full control over the Collateral or otherwise to realize amounts sufficient on that Collateral to be made whole.

Although the Fund will have a security interest in the Collateral (including both the SUBI Certificate and the Collection Account) the Fund’s security interest does not extend to Litigation Proceeds attributable to the Underlying Contracts during the period of time during which such payments are held in the Lockbox Account. Litigation Proceeds attributable to the Underlying Contracts, when deposited in the Lockbox Account, will be commingled with payments attributable to Litigation Proceeds Purchase Contracts to which neither the SUBI nor the SPE have any right.  This means that third parties may delay or frustrate the Fund’s efforts to collect any payments that may still be in the Lockbox Account if, following an event of default, the Fund seeks to exercise its rights under the Pledge Agreement.  In addition, competing claims or defenses to payment may surface. Accordingly, and although the Transaction Related Contracts require Settlement Funding promptly to transfer Litigation Proceeds attributable to the Underlying Contracts to the Collection Account, there can be no assurance that, in the event the Fund forecloses on the Collateral, the Fund will be able to recover funds held in the Lockbox Account that were not transferred to the Collection Account in accordance with such Transaction Related Contracts.

Finally, investors should note that in the event of a default involving nonpayment under the Portfolio Note, it is possible or perhaps likely that the Collateral will not be adequate to make the Fund whole.  The Underlying Contracts are the SPE’s only source of revenues for making Scheduled Payments under the Portfolio Note.  If the SPE fails to make a Scheduled Payment when due, in the amount due, the most likely reason for the default will be that the Underlying Contracts have failed to generate sufficient proceeds to allow a timely payment in the appropriate amount.  Such a circumstance is also likely to mean that the value of the Underlying Contracts and the SUBI Certificate is impaired.  Further, the lack of a ready public market for the Underlying Contracts and the SUBI Certificate may reduce the fair market value of these instruments.  Accordingly, foreclosure under such circumstances is unlikely to make the Fund whole.

Finally, in the event of foreclosure, the Fund would likely not be capable of servicing the Underlying Contracts itself, in which case it would either be required to allow Settlement Funding to continue servicing the contracts or seek a replacement servicer.  Seeking a replacement servicer could be time consuming and difficult, due both to the relatively small number of persons qualified to service this class of assets and, as discussed further below, the servicing fee structure.

Recovery Collection Risks. As noted, if for any reason an Adverse Party is unable to pay or the Claimant or other person seeks to challenge the validity of a Litigation Proceeds Purchase Contract, the SPE may encounter difficulties collecting any payments that are due under the terms of an Underlying Contract.  This could impair the Fund’s ability to receive timely or complete payments due on the Portfolio Note.  Most of the Litigation Proceeds Purchase Contracts involve a Claimant selling a portion of proceeds that do not yet exist, and may never exist.  For that reason, there exists the possibility that a court could hold that the Claimant could not sell (and therefore no purchaser could buy) a so-called “present interest” in Litigation Proceeds.  In such cases, the Underlying Contracts generally provide that the Contract Owner possesses a “springing interest,” meaning that their ownership will spring into existence at the same moment that the Litigation Proceeds materialize.  This could raise other legal issues regarding the enforceability of such a contract.  If a court were to rule that the contract is not enforceable because the springing purchase has not occurred after settlement or judgment, or if a court or other regulatory agency were to deem the contract unenforceable for other reasons such as public policy concerns, then that Underlying Contract would no longer be able to provide funds to the SPE for payment of the Portfolio Note, potentially causing a payment default under the Portfolio Note and adversely impacting the Fund’s net asset value.

The Underlying Contracts do not provide further recourse to the litigation parties beyond the contract claims provided for under those documents, nor is there always recourse against the partners or owners of the law firms involved.  In the event of a default under any Underlying Contract, the termination of any Claimant’s case for any reason, the death or incapacitation of the principals, or the loss of the relevant attorneys’ licenses to practice law, there may be professional ethical, legal and other limitations on the ability to realize on the underlying claims.  Any of these kinds of developments could have a material adverse impact on the Fund’s net asset value.

Perceptions of Lawyers Involved in Cases; Legal Professional Conflicts.  The participation of licensed lawyers involved in claims that are covered in Underlying Contracts is fundamental to the performance of the contract by the Claimant. The interest of Peachtree Northeast and its affiliates in such litigation may be deemed to give rise to professional ethical restrictions on “fee splitting” between lawyers and non-lawyers (or “fee sharing” between lawyers) or violations of other legal prohibitions (such as champerty or maintenance); many relevant professional ethics rules and legal restrictions are conceptual in nature and their application is difficult to predict.  Should there be a dispute between the Contract Owner and any of the lawyers handling the cases, or any of their governing bodies, there is no certainty that a court of law or a professional legal ethics regulatory authority in the United States will side with the Contract Owner, potentially resulting in the uncollectability of the relevant receivable.  Lawyers have primary duties to the courts and to their clients.  In the case of transactions related to litigation, these duties – including the attendant responsibilities such as independent judgment, client confidentiality and the rules relating to legal professional privilege – are paramount.  With respect to any law firms handling claims underlying Litigation Proceeds Purchase Contracts, their employees will, with respect to all legal professional representations, owe overriding duties of independent judgment to their clients.  There could be circumstances in which the lawyers involved are required to act in accordance with these duties, which may be contrary to the Contract Owner’s contractual rights under the relevant documents, or inconsistent with the Fund’s strategy.  In addition, the law firm handling a claim may be required to act in accordance with its client’s wishes rather than those of the Contract Owner or may be subject to an overriding duty to the courts.

Risks Associated with Unperfected or Subordinate Security Interests:  If the original interest of the Originator of one or more of the Underlying Contracts, was not properly perfected or otherwise compliant with applicable law, or is subject to a prior lien, such interest may be worthless and/or could be successfully challenged in a bankruptcy or other legal proceeding.  A later transfer of an interest in the contract, such as to the SUBI, may therefore be similarly challenged or impaired.  This could result in an impairment to the Collateral.

Potential Change in Servicer.  Settlement Funding will be responsible for servicing and administering the Underlying Contracts owned by the SUBI, using the same degree of skill and care that Settlement Funding exercises in performing similar obligations for itself or others.  Under the terms of its Servicing Agreement, Settlement Funding may resign or be removed, in which case a backup or substitute servicer must be appointed.  If a new servicer is not hired promptly, it may result in missed payments on Underlying Contracts and, potentially, delay the receipt of principal and interest payments on the Portfolio Note by the Fund.  Any decrease in the quality of the servicing of the Underlying Contracts could materially impair the value of the Collateral pledged to the Fund.

Bankruptcy Risk – SPE, SUBI and Peach Holdings, LLC and its Affiliates.  Because neither the SPE nor the SUBI have significant assets to support payment of the Portfolio Note, other than the Litigation Proceeds Purchase Contracts, the Fund bears the risk that one or both of them may file a petition in bankruptcy should any payment on the contracts become impaired, delayed or delinquent, or for some other reason.  Court processes may delay, reduce or halt payments of principal and/or interest on the Portfolio Note, which would adversely affect the Fund.  In addition, although Peach Holdings and its affiliates have been structured so as to avoid consolidation in the event of bankruptcy, if Peach Holdings or one of its affiliates besides the SPE were to file for bankruptcy, there can be no guarantee that the bankruptcy court would not consolidate the assets of all Peach Holding’s affiliates, including the SPE.  Consolidation could result in substantial delays in realizing payments, as well as the risk that the Fund’s right to payments from the Underlying Contracts might not be upheld and/or that the claims of other creditors might reduce payments that would otherwise be expected by the Fund.

Insolvency Risks with Respect to Claimants.  If a Claimant were to file for bankruptcy, the transfer of the payments from the litigation settlement or judgment is subject to additional risks.  If the relevant bankruptcy court were to view the transfer as a loan from Peachtree Northeast to the Claimant, it may become part of the debtor’s estate and therefore subject to the automatic stay of the court, impairing the rights of the SPE or the Fund to receive payments.  Although Peachtree Northeast and the Fund have taken steps to minimize this risk in their selection criteria, because of the nature of the Underlying Contracts, it cannot be eliminated.  In addition, other claims may have priority over the claims of the SPE and the Fund, including medical liens, attorneys’ fees, workers’ compensation liens and estate/divorce claims.  Such liens could delay or reduce payments that would otherwise be expected under the terms of the Underlying Contract and, in turn, delay or reduce the principal and interest payments to the Fund on the Portfolio Note, reduce the Fund’s net asset value and/or impair the Fund’s security interests.

Insolvency Risks with Respect to Adverse Parties and their Insurers.  Although the Advisor has imposed certain selection criteria regarding Adverse Parties and their insurers (see “About the Pool of Underlying Contracts”), there remains a possibility that an Adverse Party or its insurer could become insolvent and seek protection under the federal bankruptcy or state insolvency laws.  Such action could delay or reduce the payment on the relevant Underlying Contract and, in turn, could delay or reduce the principal and interest payments to the Fund on the Portfolio Note, reduce the Fund’s net asset value and/or impair the Fund’s security interests.

Risk Involving Integrity of Records. The value of the Underlying Contracts depends upon the integrity of the Contract Files, which include the written instruments evidencing the Litigation Proceeds Purchase Contracts and related acknowledgments, as well as information regarding the related lawsuits.  This means that the value of the Fund’s security interests and its ability to realize on the Collateral in the event of a default on the Portfolio Note depends to some extent on the security of the Contract Files.  While the Contract Files are maintained by the Contract File Custodian as described elsewhere in this Offering Memorandum, it is impossible to ensure that some or all of such records will not be compromised in a way that affects the Fund’s rights during the term of the Portfolio Note or delays the Fund’s efforts to realize on its collateral in the event of a default on the Portfolio Note.

Risk Regarding Assignability of Attorney Purchase Contracts. Each of the Underlying Contracts that is an Attorney Purchase Contract contains a contract provision preventing the assignability of the Underlying Contract without the prior written consent of the attorney with whom the Originator entered into the contract.  Peachtree Northeast has informed the Fund that it believes that this provision is unenforceable; however, should this prove not to be the case, and should a court refuse to enforce the transfer of any such Underlying Contract to the Dura Trust, the SPE’s right to payments from that Underlying Contract could be challenged by a creditor of Peachtree Northeast or other transferor, and the SPE could, as a result, be unable to make its required payments pursuant to the Portfolio Note.

RISKS RELATED TO PEACHTREE AND ITS CONFLICTS OF INTEREST

Conflicts of Interest of Peach Holdings, Peachtree Northeast and Affiliates.  Peachtree Northeast and certain of its affiliates are the Contract Owners of all of the Underlying Contracts.  Peach Holdings is the sole parent of, and caused the formation of, the SPE.  All of the entities that are currently the designated payees under the terms of the Underlying Contracts and that are responsible for servicing the Underlying Contracts are likewise affiliates of Peachtree Northeast which were formed by, and are controlled by, Peach Holdings.  After the Closing Date, the Underlying Contracts will continue to be owned by the SUBI (which is a segregated series of Dura Trust, which is also a Peachtree affiliate) and beneficially owned by the SPE.  In short, although the Underlying Contracts will be segregated and held in trust, they will continue to be owned by affiliates of Peach Holdings.  As noted elsewhere, all of the net proceeds from this Offering will be used to purchase the Portfolio Note from the SPE.  The SPE and Peach Holdings will then use these funds to fund the purchase of the Underlying Contracts by the SUBI from Peachtree Northeast.  Thus, most of the funds generated from this Offering will flow to Peach Holdings and its affiliates.  However, after the Closing Date, an affiliate of Peach Holdings will continue to receive the proceeds from the Underlying Contracts and service them on behalf of the SUBI.  The Fund’s sole interest in the Underlying Contracts will therefore be as a secured creditor, with a security interest in the Collateral.

Because of the continued ownership and servicing of the Underlying Contracts by affiliates of Peach Holdings, the Fund is subject to the risk that one or more of these entities will fail to satisfy its obligations, become insolvent, or otherwise fail to comply with the terms of the various assignments and other agreements, all of which could impact the value of the Underlying Contracts, the Portfolio Note and the Units.  While the Fund has certain rights and remedies under the terms of the Transaction Related Contracts, they do not address most of these risks to the Fund and, even where applicable, may be insufficient to compensate the Fund for any losses (or delays) in the receipt of payments required to be made under the Portfolio Note, in the event that the Fund (through foreclosure of the SUBI Certificate) is forced to take control of the Underlying Contracts following a default by the SPE.

Settlement Funding provides services for the Underlying Contracts as well as other Litigation Proceeds Purchase Contracts that are not being transferred to the SUBI and do not generate any part of the cash flows pledged to the Fund.  This gives rise to a conflict of interest in that Settlement Funding and/or its affiliated companies may allocate fewer resources to the servicing of the Underlying Contracts than to other responsibilities.  In this regard, the servicer’s fees may also diminish over time, which could exacerbate this risk.

In determining to invest in the Portfolio Note, the Fund and the Advisor have relied upon information, research and statistical results provided to it by Peachtree Northeast, including the Historical Net Loss Rate.  Although the Fund does not have any reason to believe that this information was not accurate, Peachtree Northeast stands to benefit materially from its sale of the Portfolio Note to the Fund, and investors should carefully weigh Peachtree Northeast’s potential conflict of interest in that Peachtree Northeast and/or its affiliated companies may have inaccurately compiled or analyzed the underlying records and may, as a result have provided information to the Advisor that evidence a more favorable Non-payment Rate than was actually experienced.

As of the date hereof, Settlement Funding and Peachtree Northeast are indirectly controlled by DLJ Merchant Banking and Credit Suisse, two large institutions with comprehensive banking and investment operations worldwide.  Investors should be aware that these entities are involved in multiple types of activities and have additional financial interests, and it is possible that these other interests could disadvantage the Fund or its investors.  In addition, either or both of these entities could sell their controlling interests in Peach Holdings to another party, or themselves be subject to a change of control, and these kinds of fundamental changes to the business of the sponsor and servicer of the Portfolio Note could also affect how their resources are directed, which could have an impact on the servicing of the assets backing the Portfolio Note.  In fact Peach Holdings has entered into a merger agreement that is expected to result in a change of control. See “Anticipated Change in Control of the SPE, Peachtree Northeast, Settlement Funding and Peach Holdings” below.

Servicing the Underlying Contracts. Settlement Funding will be responsible for servicing and administering the Underlying Contracts using the same degree of skill and care exercised in performing similar obligations for itself or others.  It is possible that a change in service providers could occur without the approval of the Fund.  A decrease in the quality of the servicing provided to the Underlying Contracts could materially impair the value of the contracts and the Collateral, or decrease the amounts actually collected.

Risk of loss or delay in payment may result from delays in the transfer of servicing due to the servicing fee structure. Because the servicing fee is structured as a percentage of the value of the Underlying Contracts, the amount of the servicing fee payable to the servicer may be considered insufficient by potential replacement servicers if servicing is required to be transferred at a time when much of the aggregate outstanding value of the Underlying Contracts has been repaid. This risk is particularly salient because the principal of the Portfolio Note will not be repaid on an amortized basis.  Due to this reduction in servicing fee, it may be difficult to find a replacement servicer if necessary. Consequently, the time it takes to effect the transfer of servicing to a replacement servicer under such circumstances may result in delays and/or reductions in the interest and principal payments on the Portfolio Note.

Anticipated Change in Control of the SPE, Peachtree Northeast, Settlement Funding and Peach Holdings. On February 19, 2011, Orchard Acquisition Company, the sole stockholder of Peach Holdings (“Orchard”) entered into a merger agreement with J.G. Wentworth, LLC (among others) pursuant to which Orchard will convert into a limited liability company and merge into a wholly-owned subsidiary of J.G. Wentworth, LLC.  Peach Group Holdings Inc. (“PGHI”), the holding company above Orchard, will not be merged into J.G. Wentworth, LLC as part of the transaction.  In the merger, PGHI will receive 25% of the non-voting common interest in the combined company and J.G. Wentworth, LLC shareholders will retain the remaining 75% interest, resulting in a change of control of Peach Holdings and the SPE.  Hart-Scott-Rodino clearance for the merger was granted on March 9, 2011.  The merger is anticipated to close in late April or early May 2011; however, the merger is subject to a number of conditions, and there is no guarantee that the merger will occur when anticipated or at all.  If the merger is completed, there will be significant changes in Peach Holdings’ executive management.  The chief executive officer of Peach Holdings, its president, and its senior vice president and general counsel are not expected to continue in operational roles with the surviving company; however, the chief executive officer is expected to remain as a consultant and to serve on the surviving company’s board for an undetermined period following completion of the merger.  The merger does not require consent from the Fund or its Unitholders and would not constitute an event of default under the Note Purchase Agreement, the Servicing Agreement or any other agreement to which the Fund and any Peachtree affiliate are parties. Note holders under other outstanding securitization facilities sponsored by affiliates of PGHI and lenders under such entity’s outstanding warehouse facilities, however, will need to provide certain consents to the merger.

Possible Competing Claims to the Underlying Contracts. Peach Holdings is party to a master loan agreement with JP Morgan in which JP Morgan maintains a senior secured interest in Peachtree’s assets that are not otherwise excluded from the agreement.  Peach Holdings has represented to JP Morgan, and JP Morgan has acknowledged in writing, that the Underlying Contracts are excluded from the security interest created by this agreement and, as such, JP Morgan does not have a senior secured interest in the Underlying Contracts.  However, there is no guarantee that JP Morgan, notwithstanding its acknowledgement, may not in the future assert rights to the Underlying Contracts in the event that a Peachtree company files for bankruptcy or becomes insolvent.  If a court were to rule that JP Morgan does have a senior secured interest in the Underlying Contracts, and if JP Morgan were able to acquire legal title to them, the value of the SUBI and the SUBI certificate would be materially adversely impacted, and the SPE would not be able to make timely payments on the Portfolio Note, if at all.

Risks Regarding Liquidity and Capital Resources of Peachtree Northeast and Affiliates.  Under the terms of the Transaction Related Contracts, Peach Holdings and certain of its affiliates have contractual obligations related to the servicing of the Underlying Contracts and their transfer to the SUBI.  These include an obligation by Peachtree Northeast to repurchase Underlying Contracts in certain limited circumstances.  In the event of any financial or other inability of such entity to fulfill such obligations, or any inability of Settlement Funding to carry out its responsibilities under the Servicing Agreement, payments on the Portfolio Note could be adversely affected.  Accordingly, the liquidity of these entities could materially impact the value of the Portfolio Note and the Units.

Peachtree Northeast requires a substantial amount of cash to implement its business strategy, including, without limitation, cash to:  (i) finance receivables that have not been securitized; (ii) pay the fees and expenses incurred in connection with its securitization transactions; (iii) pay operating expenses; and (iv) satisfy working capital needs.  These cash requirements, which have been satisfied with respect to the Underlying Contracts, will increase as originations increase.  No assurance can be given that Peachtree Northeast will have access to the capital markets in the future for equity or debt issuances or for securitizations or that financing through bank lines of credit or other means will be available on acceptable terms to satisfy its cash requirements.

As noted above, Peach Holdings has outstanding debt owed to JP Morgan.  Currently, outstanding loans from JP Morgan total approximately $192 million.  This debt is guaranteed by most of Peach Holdings’ subsidiaries.  As noted above, Peachtree Northeast and Settlement Funding are subsidiaries of Peach Holdings.  In the event that payment under the guarantee to JP Morgan is called for, the liquidity of these entities could be materially and adversely affected.

PRINCIPAL RISK FACTORS ASSOCIATED WITH INVESTING IN THE PORTFOLIO NOTE

The Fund’s investment in the Portfolio Note is backed by the Underlying Contracts, which creates special risks.  The impact of a particular risk involved in the Portfolio Note will, in turn, have a corresponding impact on the Fund.

Single Issuer Risk.  The Fund expects to initially purchase only one security--the Portfolio Note--from a single issuer, the SPE.  The Portfolio Note will be secured by the SUBI Certificate, which evidences beneficial ownership of the Underlying Contracts, all of which will have been acquired by Dura Trust from Peachtree Northeast or an affiliated company.  Accordingly, the Fund is not diversified, and therefore if for any reason the Portfolio Note fails to generate the anticipated earnings, or any earnings at all, investors may lose their entire investment.

Counterparty Risk/Credit Risk; Limited Assets of the SPE and the SUBI.  None of the SPE, Peachtree Northeast, Settlement Funding or Peach Holdings is a public company, and there is limited public information about the financial condition of any of them.  There is no rating for the SPE.  The SPE is not an operating company, and it does not have any significant assets or sources of funds other than its beneficial ownership of the Underlying Contracts. The Portfolio Note represents obligations of the SPE and does not permit the Fund recourse to Peach Holdings or its other affiliates and will not be insured or guaranteed by any affiliate of the SPE, including Peach Holdings, or Peachtree Northeast, the designated payee under the terms of all of the Underlying Contracts.  Payment of principal and interest on the Portfolio Note is largely dependent on cash generated by Underlying Contracts.  In addition, the negative impact of any event on the SPE is likely to have a correspondingly negative impact on the Fund, which impact may not be mitigated by protective covenants in Transaction Related Contracts made by the SPE or any of its affiliates.

Potential Delays of Principal and/or Interest Payments; Contingent Nature of SPE Cash Flow and Collateral.  Reliance on the contingent cash flows from Underlying Contracts for payments on the Portfolio Note, and as Collateral supporting the Portfolio Note, involves extremely unique risks.  As described in more detail under “The Portfolio Note,” the note is not amortized, and the nature of the principal repayment terms, which are tied to the receipt of proceeds from the Underlying Contracts, create inherent uncertainty as to the timing of return of capital.  There is also inherent uncertainty stemming from the fact that the payment obligations created by the Underlying Contracts are contingent upon the favorable resolution of the underlying claims.  The payment schedule provided under the Portfolio Note and the extent of collateralization have been designed in such a way that the parties believe, based upon historical data regarding Peachtree Northeast’s Litigation Proceeds Purchase Contracts and factual information regarding the Underlying Contracts, that the SPE should be able to meet its minimum payment obligations under the Portfolio Note despite these uncertainties.  Nonetheless, the inherent uncertainties created by the contingent nature of the payment obligations of the Underlying Contracts mean that there is some risk that at some point the SPE may not be able to make a Scheduled Payment timely.  If that should happen, then unless Peach Holdings advances the money to make the payment (which it is entitled but not obligated to do), then the failure to make the payment will constitute an Event of Default under the Portfolio Note and the Fund will have to elect among its remedies, which may not be adequate to make the Fund whole, since the Fund’s recourse as a practical matter is limited to the cash flows generated by the Underlying Contracts and the SUBI Certificate representing their beneficial ownership.

Scheduled payments of principal and interest on the Portfolio Note may therefore be affected by a number of factors described in more detail under “Principal Risk Factors Relating to the Underlying Contracts.”  Some of these include: the failure of the SPE, the servicer or their affiliates to meet their obligations or to do so in a timely manner; failure of Adverse Parties or their insurers to meet their obligations under the terms of any judgment or settlement; the discontinuance or failure of a Claimant’s lawsuit; legal or judicial disallowance of a Claimant’s or attorney’s obligation under the Underlying Contract; failure by attorneys for Claimants to turn over amounts due under the Underlying Contracts; or bankruptcy of any of the SPE or its affiliates or of the Claimant, an Adverse Party or its insurer.

Accordingly, anticipated payments on the Portfolio Note described herein should not be regarded as a representation by the Fund as to the payment results that will actually be achieved by the Fund with respect to its investment in the Portfolio Note or as a representation as to the payment results that may actually be achieved on Underlying Contracts.

Interest Rate Risk.  The value of interest-bearing debt instruments (like the Portfolio Note) is generally affected by changes in interest rates or in inflationary periods.  The value of the Portfolio Note may be particularly impacted because aside from being a debt instrument with a fixed interest rate, it is serviced entirely by the cash flows expected to be generated by the Underlying Contracts.  Although the Underlying Contracts are not loans and do not accrue interest, the payment that is owed under such contracts (assuming favorable resolution of the underlying claim) does increase over time in a way that is similar to interest payments on a loan.  (See “About Litigation Proceeds Purchase Contracts” for a description of the Purchase Price and the Additional Amount.)  Thus, an investment in Litigation Proceeds Purchase Contracts is similar to an investment in an interest-bearing debt instrument in that the relative value of a Litigation Proceeds Purchase Contract can be expected to decline in value when interest rates rise or during inflationary periods, due to the increasing competitiveness of other, interest-bearing investments available in the marketplace.  Conversely, when interest rates fall, the relative value of the Underlying Contracts can be expected to rise.  Such changes to the value of the Underlying Contracts are likely to affect the value of the Portfolio Note and this may, in turn, be a factor in the fair valuation process and/or affect the Fund in the event the Advisor seeks to sell some or all of the Portfolio Note.

Inflation Risk.  Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money.  Although there is inherent uncertainty regarding the life of the Portfolio Note, the Portfolio Note is an interest-bearing instrument; as a result, the Portfolio Note, like other interest-bearing instruments, will decrease in value in an inflationary market environment.  As explained above, the Litigation Proceeds Purchase Contracts are in some ways similar to interest-bearing instruments, and therefore they also may decrease in value in an inflationary market environment.  The real value of the Units, the distributions on those Units and the Fund’s net asset value can decline.

Limited Liquidity; Absence of Public Market.  The Portfolio Note is not registered under the Securities Act or the securities or “blue sky” laws of any state or other jurisdiction.  Reoffers, resales or other transfers of the Portfolio Note by the Fund may be made only by a valid registration statement or pursuant to an exemption from the registration requirements of the Securities Act.  Currently, no trading market exists for the Portfolio Note, and no assurance can be given as to the development or liquidity of any trading market for the Portfolio Note in the future or that any such market would continue for the life of the Portfolio Note.  Under the terms of the Portfolio Note, the Fund may not subdivide the Portfolio Note or sell fractions of it without the permission of the SPE.  Therefore, the Fund cannot unilaterally decide to sell a portion of the Portfolio Note, which could make it more difficult to liquidate the Fund’s portfolio if it should ever determine this is desirable. It also means that, in combination with the fact that the SPE is not issuing any other Portfolio Notes, the likelihood that any market will ever develop for the Portfolio Note is remote at best.  Further, even if such a market were to develop for a portion of the Portfolio Note, it could trade at a discount from the initial purchase price paid by the Fund, depending on prevailing interest rates, the market for similar securities and the then current creditworthiness and/or financial position of the SPE, its affiliates, and the perceived quality of the Underlying Contracts, as well as other factors beyond the control of the Fund, including general economic conditions.

Portfolio Note is Unrated.  The Portfolio Note has not been rated by any rating agency.  Consequently, no independent agency has examined the Portfolio Note or the Underlying Contracts to determine the likelihood that the Fund will receive the payments of principal and interest required to be made on the Portfolio Note.

Neither the SPE nor any of its affiliates are registered as investment companies.  Accordingly, the Fund will not be accorded the protections of the 1940 Act with respect to its position as holder of the Portfolio Note.

Potential Sales of Portfolio Note or a Portion of the Portfolio Note by the Fund; Common Collateral.  The Portfolio Note represents an interest in the assets of the SPE, and to the extent that the Fund sells any portion of the Portfolio Note, it shares with the purchaser the same sources of cash flow for payment and the same Collateral as security. Should principal and interest payments on the Portfolio Note be delayed or terminate, the Fund may experience further delays or interference in foreclosing on its Collateral due to the rights of the transferees of a portion of a Portfolio Note.  This could adversely affect the income of the Fund and its net asset value.

PRINCIPAL RISK FACTORS RELATING TO THE FUND’S STRUCTURE

No Operating History.  The Fund is a newly formed entity and has no previous operating history upon which a potential investor can evaluate its performance.  Special risks apply during a fund’s start-up period, including the risk of commencing operations under inopportune market conditions.

Closed-End Fund; Limited Liquidity; Repurchases of Units.  Because the Fund is a closed-end investment company, its Units will not be redeemable at the option of Unitholders and they will not be exchangeable for interests of any other fund.  Although the Board, in its complete and absolute discretion, may cause the Fund to offer to make repurchase offers for outstanding Units at their net asset value, the Units are illiquid when compared to Units of funds that trade on a stock exchange and Units of open-end investment companies.  Unitholders may be able to sell Units only if they are able to find a Qualified Investor willing to purchase the Units, and in conformity with any Board procedures regarding transfer and relevant securities laws.  The Fund’s tender offer policy may have the effect of decreasing the size of the Fund over time from what it otherwise would have been.  It may therefore force the Fund to sell assets it would not otherwise sell and increase the expenses of the Fund. The Board in its complete and absolute discretion determines the amount that the Fund offers to repurchase during any repurchase offer.  Members whose Units are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate between the time that they submit their repurchase requests and the effective date of the repurchase (i.e., the Repurchase Valuation Date).

The Fund is a closed-end, non-diversified, management investment company designed primarily for investors with a minimum three to four year investment horizon, and is not intended to be a trading vehicle.  Prospective investors that may require liquidity should not invest in the Fund.  Although open-end funds (commonly known as mutual funds) are limited to investing no more than 15% of their assets in illiquid investments, closed-end funds do not have this limitation and it is expected that a substantial portion of the Fund’s investments will be illiquid.

Absence of Public Market; Units Not Listed. Although the Fund is registered under the 1940 Act, the Units are not being publicly offered and will not be registered, and are not intended to be registered, under the Securities Act or the securities or “blue sky” laws of any state or other jurisdiction.  Reoffers, resales and other transfers of the Units, or any interest therein, may be made only:  (i) pursuant to a valid registration statement under the Securities Act or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act; and (ii) in compliance with all applicable securities and “blue sky” laws of any state or other jurisdiction.  The Fund does not intend to list its Units for trading on any national securities exchange.  Because the development of an active trading market in the Units is unlikely, prospective investors of the Units should be prepared to bear the financial risks of their investments for an indefinite period.  In addition, if the Units are traded after their initial issuance, they could trade at a discount from their initial offering price.

Concentration of Investment in Portfolio Note; Non-Diversified Fund.  The Fund will purchase a single security-- the Portfolio Note-- from a single issuer, the SPE and will therefore be concentrated in the obligations of the SPE.  The Fund is a non-diversified company under the 1940 Act.  As a result, the Fund may be more susceptible than a more widely diversified investment company to any single economic, financial, insurance industry, political or regulatory occurrence that happens to affect the SPE, its affiliates, its structure or the litigation proceeds purchase industry.

No Purchases of Additional Portfolio Notes; Changes in Portfolio.  It is expected that the Fund will hold the Portfolio Note until it is repaid in full.  However, under certain market conditions, the Fund may wish to sell some or all of the Portfolio Note, subject to certain restrictions.  The terms of the Note require that any transfer of the Note be of the entire Note, and the Fund may not transfer fractional interests in the Note without the consent of the SPE.  The Fund is authorized to acquire additional assets, including assets similar to the Portfolio Note.  However, the SPE is not issuing any other Portfolio Notes at Closing apart from the one that is being sold to the Fund.  Therefore, the Fund will not able to purchase additional Portfolio Notes.  In addition, due to the unique nature of the Underlying Contracts, it is not clear that the Fund would be able to locate additional, comparable investments in this asset class.

Potential Risk Associated with Interest Rate Transactions and Leverage.  Although it has no current intention to do so, the Fund is authorized to borrow money or issue preferred shares or debt securities to meet repurchase requests pursuant to tender offers, and for operational or portfolio management purposes.  Although leverage will increase investment return if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds.  The use of leverage will therefore magnify the extent of the changes in the value of the Fund.  Because acquiring and maintaining positions on margin or by the use of other leverage allows the Fund to control positions worth significantly more than its investment in those positions, the amount that the Fund stands to lose in the event of adverse price movements is high in relation to the amount of its investment.  Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased.  The Fund also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit, increasing the expenses of the Fund and reducing any net investment income.

Valuation Risk.  The Portfolio Note (as well as the SUBI Certificate and the Underlying Contracts supporting it) is illiquid and market prices are unlikely to be readily available during the life of the Fund.  Accordingly, the Fund’s net asset value will be determined based on a fair valuation process approved and overseen by the Fund’s Board, as contemplated by the 1940 Act.  The Fund’s net asset value per share is a critical component in several operational matters including computation of advisory and service fees.  In the absence of readily available market prices or, as is expected to be the case for the Portfolio Note, the absence of any pricing service or observable pricing inputs, the fair valuation process will depend on the evaluation of factors such as prevailing interest rates, creditworthiness of the SPE, the relative value of the cash flows represented by the Underlying Contracts and other factors.  The resulting values, although arrived upon through a good faith process, may be inaccurate and will affect both the value of the Units and the expenses associated with an investment in the Fund.  (See, “Net Asset Valuation” in this Offering Memorandum.)

Money Market and Other Liquid Investments.  The Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Advisor deems appropriate under the circumstances.  Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit, and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.  Nonetheless, money market instruments are subject to risk, including default risk, depreciation risk and liquidity risk.  For example, commercial paper is not backed by collateral.  Issuers of commercial paper are required to have high credit ratings and defaults have been rare but they have nonetheless occurred, most recently with commercial paper issued by Lehman Brothers.

Other Risk Factors.  The Fund’s investment program is speculative and entails substantial risks.  The Fund has no operating history.  The Fund’s ability to meet its objective depends on the ability of the SPE to meet its payment obligations; because the SPE is not an operating company and the SUBI Certificate is its only substantial asset, the ability of the SPE to meet its payment obligations to the Fund depends on continued cash generation by the Underlying Contracts, which in turn depends upon a wide range of factors, including: Claimants pursuing their lawsuits and receiving payments as a result of judgments or settlements in the lawsuits sufficient to pay the Contract Owner; Adverse Parties meeting their obligations to Claimants; with respect to Underlying Contracts in which Peachtree Northeast has entered into an agreement directly with an attorney, the respective attorney successfully obtaining and collecting a judgment on behalf of his or her client; litigation proceeding without undue delays; the Advisor’s judgment and expertise in assembling the pool of Underlying Contracts; continued legal and ethical permissibility of Litigation Proceeds Purchase Contracts in relevant states and courts; and credit and interest rate markets. The value of the Fund’s net assets will fluctuate primarily based on the fluctuation in the value of the Portfolio Note in which the Fund invests and in the value of the Underlying Contracts.

Tax Risks.  Special tax risks are associated with an investment in the Fund.  The Fund intends to operate as a partnership and not as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes.  The Fund should not be subject to U.S. federal income tax, and each Unitholder (referred to as a “Member” in the Operating Agreement) will be required to report on the Member’s own annual tax return, to the extent required, the Member’s distributive share of the Fund’s tax items of income, gain, deduction and loss.  If the Fund were determined to be an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax and any distributions of profits from the Fund would be treated as dividends.  There can be no assurance that the tax authorities will accept the position of the Fund relating to the consequences of its investment transactions.  The “Tax Information for Unitholders, Tax Status of the Portfolio Note” section of this Offering Memorandum and the “Tax Status” section of the SAI describe in more detail the tax risks posed by an investment in the Fund.

Suitability for Purchase.  No representation is made in this Offering Memorandum as to the suitability of purchasing any Units for any prospective investor.  Any prospective investor considering an investment in the Units should seek independent advice as to whether such investment is appropriate and suitable for such investor in view of the financial, liquidity, regulatory, tax, accounting or other considerations relevant to such investor.  The Fund is not intended to be a complete investment program.

Applicable Law and Regulatory Developments.  The Fund must comply with various legal requirements, including requirements imposed by the federal securities laws and tax laws.  Should any of those laws change over the life of the Fund, the legal requirements to which the Fund may be subject could differ materially from current requirements.  Future regulations, if any, could have a material adverse impact on the Fund’s ability to conduct its business as described herein or even to continue doing business at all.

FEES AND EXPENSES

Advisory and Services Fees.  The Fund will pay the Advisor an investment management fee at an annual rate equal to 1.00% of the Fund’s month-end net asset value, including assets attributable to the Advisor (or its affiliates) and before giving effect to any repurchases of Units by the Fund.  The Fund will also pay the Advisor a servicing fee at an annual rate equal to 0.25% of the Fund’s month-end net asset value, before giving effect to any repurchases of Units by the Fund, for providing certain additional management services.  The Fund pays the Advisor these management and servicing fees on a quarterly basis, in arrears, on or before the tenth (10th) day of each calendar quarter.  Fees will be an expense out of the Fund’s assets, and will be indirectly reflected in each Member’s capital account (including capital accounts of the Advisor and its affiliates, if any).  Net assets means the total value of all assets under management of the Fund, less all accrued debts, liabilities, and obligations of the Fund, calculated before giving effect to any repurchase of Units on the date of calculation.  (See “Units and Capital Accounts.”)

The Advisor has agreed to reimburse certain expenses associated with the operation, organization and offering of the Units. Under the terms of the agreement, (“Reimbursement Agreement”), the Advisor has contractually agreed to limit the Fund’s expenses, including costs associated with the offering and organization of the Fund, to the extent needed to limit the Fund’s annual operating expenses to 2.35%. Under the Reimbursement Agreement, the Advisor may, upon request, recoup from the Fund all or any portion of such costs paid by the Advisor with respect to any fiscal year, in the first, second or third (or any combination thereof) fiscal year next succeeding the fiscal year in which such payments are made. Recoupments may be paid prior to the Fund’s payment of its current expenses if so requested by the Advisor even if doing so may affect the amount of the future payments by the Advisor under the Reimbursement Agreement. The Reimbursement Agreement has an initial term of two years and will automatically renew for one years terms thereafter; it may be terminated at any time, and without payment of any penalty, by the Advisor or by the Fund upon thirty (30) days written notice to the Advisor but may not be terminated by the Advisor without the consent of the Board.

Under the investment management agreement, the Advisor will act as investment adviser to the Fund and shall supervise investments of the Fund in accordance with the investment objectives, policies and restrictions of the Fund.  Under the servicing agreement, services provided include, but are not limited to:  (i) coordinating the activities of the Fund and of all other service providers; (ii) making available appropriate individuals to serve as executive officers of the Fund, upon designation as such by the Board, including a Chief Executive Officer and Chief Financial Officer; (iii) subject to Board approval and as contemplated under Rule 38a-1 of the 1940 Act, furnishing to the Fund the services of an individual qualified to serve as the Fund’s Chief Compliance Officer and providing such individual with all staff support and other resources as may be necessary to such Chief Compliance Officer in carrying out the duties of such office; and (iv) performing such other services for the Fund as may be mutually agreed upon by the parties from time to time.

Administrative and Transfer Agency Fees. U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as administrator for the Fund.  The Administrator also serves as the Fund’s transfer and distribution disbursing agent, pursuant to the Administration Servicing Agreement.  For its services, the Administrator is entitled to receive an annual fixed fee from the Fund in the following amounts:  $125,000 for services provided during the Fund’s first fiscal year; $80,000 for services provided in the Fund’s second fiscal year and no fee for services provided during the Fund’s third and later fiscal years.  For a description of the services provided by the Administrator, see “Administrator and Transfer Agent.”

Other Expenses.  The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the organization of the Fund, including any offering expenses; brokerage commissions; interest and fees on any borrowings by the Fund; fees and expenses of outside legal counsel, including foreign legal counsel, if any; fees and expenses of the Fund’s independent registered public accounting firm; fees and expenses in connection with repurchase offers and any repurchases of Units; taxes and governmental fees (including tax preparation fees); custody fees; expenses of preparing, printing, and distributing prospectuses, SAIs, and any other material (and any supplements or amendments thereto), reports, notices, other communications to Members, and proxy material; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Members’ meetings; expenses of corporate data processing and related services; Member record keeping and Member account services, fees, and disbursements; fees and expenses of the Board Members that the Advisor, the Distributor, or their affiliates do not employ; insurance premiums; and extraordinary expenses such as litigation expenses.  The Fund may need to sell the Portfolio Note to pay fees and expenses, which could cause the Fund to realize taxable gains.  From time to time and subject to certain limitations, the Fund may borrow money from banks or use financial leverage through the issuance of preferred shares or debt securities for operational or portfolio management purposes.  (See “Investment Strategy and Objectives.”)

ADMINISTRATOR AND TRANSFER AGENT

Pursuant to the Administration Servicing Agreement, U.S. Bancorp Fund Services, LLC (the “Administrator”) serves as administrator and accounting agent for the Fund including preparing, coordinating and/or supervising reports, filings, marketing materials and tax returns, among other services for the Fund.  The Administrator also monitors and oversees the activities of the service providers to the Fund (i.e., custodian, fund accountants, etc.); and handles expense accruals.  The Administrator also serves as transfer and dividend disbursing agent, maintains and preserves certain books and records of the Fund and has agreed to provide the following services, among others:  maintain the register of Unitholders and enter on such register all issues, transfers, and repurchases of Units for active and closed accounts according to the 1940 Act; assist the Fund’s accountants in the preparation of, and mail, tax forms; handle telephone calls and correspondence of Unitholders; control and reconcile

Units; mail and tabulate proxies for Unitholder meetings; mail prospectuses; process payments; and confirm account activity.

The Administration Servicing Agreement also provides that the Administrator will prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, Unitholder reports and other regulatory reports or filings required of the Fund; prepare all required filings necessary to maintain the Fund’s ability to sell Units in all states where it intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., annual reports) required to be sent to Unitholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Fund’s servicing agents (i.e., custodian, fund accountants, etc.); review and adjust as necessary the Fund’s expense accruals; maintain and preserve certain books and records; calculate the net asset value of the Fund; and perform such additional services as may be agreed upon by the Fund and the Administrator.  The Administrator has entered into an Administration Servicing Agreement with the Fund and is entitled to a fee for these services.  (See “Fee and Expenses” in this Offering Memorandum.)

CUSTODIAN FOR THE FUND

U.S. Bank, N.A. serves as custodian for the Fund (the “Fund Custodian”) pursuant to a Custodian Agreement between the Fund Custodian and the Fund.  The Fund will pay the Fund Custodian an annual fee of $3,000. The Fund Custodian will hold such of the Transaction Related Contracts as is necessary to evidence the Fund’s ownership of the Portfolio Note and the Fund’s security interests.

Neither the Underlying Contracts nor the Contract Files will be held by the Fund’s Custodian.  Following the Closing Date, these documents will be held by Wells Fargo Bank, N.A., as the Contract File Custodian, in accordance with the terms of a Custodian and Verification Agreement entered into among Wells Fargo Bank, as SUBI Trust Custodian, Dura Trust, Peachtree Northeast, and Settlement Funding.  (See “About the Pool of Underlying Contracts” and “Summary of the Transaction Related Contracts” in this Offering Memorandum.)

PORTFOLIO TRANSACTIONS

The Fund expects to hold the Portfolio Note initially acquired until its maturity or expiration and the Fund is not expected to incur brokerage commissions or similar costs.  However, the Fund may purchase additional assets during the life of the Fund (after the initial start-up phase).  (See “Investment Objective and Strategy” in this Offering Memorandum.)  In the event that the Fund sells the Portfolio Note or purchases additional assets, the Fund may incur various transaction costs such as legal fees to effect transfer.

PURCHASE OF UNITS

Distribution Arrangements.  RIM Securities LLC, 570 Lexington Avenue, New York, New York 10022-6837, 1-800-245-9888 is the Distributor of the Units pursuant to a Distribution Agreement between the Fund and the Distributor.  The Distributor is a wholly owned subsidiary of the Advisor.  The offering will not be consummated, and no Units will be sold, unless subscriptions representing a minimum of $25 million are received and accepted by June 30, 2011 (which may be extended in the discretion of the Fund by no more than 30 days).  The Fund will sell Units only to investors who certify that they are “Qualified Investors” as defined below under “Qualified Investors.”  The minimum initial investment by an investor is $50,000, subject to waiver by the Distributor.  There is no minimum required for an additional investment, if any additional investment is permitted.  Prior to closing, the Distributor will place all funds received in connection with subscriptions in an interest-bearing escrow account maintained by U.S. Bank, N.A.  At Closing, assuming that the $25 million minimum is met, funds in the escrow account will be invested pursuant to the Fund’s investment policies as soon as reasonably practicable.  If the minimum subscription amount is not achieved, all subscription payments held in escrow will be repaid to investors as promptly after the end of the offering period as is practicable, with interest.  See “Qualified Investors” and “Use of Proceeds.”

Both initial and additional purchases of Units in the Fund may be accepted from investors at such times as the Board may determine on the terms set forth below.  The Board reserves the right in its complete and absolute discretion to reject any purchase of Units in the Fund.  Units will be offered at their net asset value without a sales charge.  Except as otherwise permitted by the Board, initial and subsequent purchases of Units must be by receipt of federal or other immediately available funds (“cleared funds”).  Each initial or subsequent purchase of Units will be payable in one installment and will be due at least two business days prior to the proposed acceptance of the purchase, although the Board may accept, in its discretion, purchases prior to its receipt of cleared funds; however, any such accepted purchases will not be counted toward the $25 million minimum until receipt of cleared funds.  During the offering, Units may be purchased only through the Distributor.  The Fund will have the sole right to accept orders to purchase Units and reserves the right to reject any order in whole or in part.

Methods for Purchasing Units.  To make an investment in the Fund, contact the Distributor:  RIM Securities LLC, 570 Lexington Avenue, New York, New York 10022-6837, 1-800-245-9888.  Accounts may be opened only through the Distributor.  Customers of the Distributor may open an account and buy Units by mailing a completed application, including complete wiring information, to:  ROCHDALE HIGH YIELD ADVANCES FUND LLC.  Cash, checks, traveler’s checks, third party checks, or money orders will not be accepted.  Units are not available in certificated form.

Minimum Investment Waivers.  The Distributor may, at its discretion, waive any minimum investment requirements for the purchase of Units of the Fund  by or on behalf of:  (i) purchasers for whom the Distributor or the Advisor or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity; (ii) employees, registered representatives, advisory representatives, counsel and other service providers (together, “Rochdale Associates”) and retired Rochdale Associates (including spouses, children, and parents of Rochdale Associates and retired Rochdale Associates) of the Distributor or the Advisor and any affiliates of the Distributor or the Advisor; (iii) Board Members and retired Board Members of the Fund (including spouses and children of Board Members and retired Board Members) and any affiliates thereof; and (iv) purchasers who use proceeds from an account for which the Distributor or the Advisor or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Units of the Fund.  The Fund and the Advisor have agreed to indemnify the Distributor against certain liabilities, including certain liabilities under the Federal securities laws.

QUALIFIED INVESTORS

As indicated, the Units are not registered under the Securities Act and are being offered in accordance with an exemption from registration afforded under Section 4(2) of that Act and Regulation D promulgated thereunder.  Accordingly, the Units are not available to any investors that do not meet the Fund’s eligibility criteria.  Additionally, no investor will be permitted to purchase Units unless a completed and executed subscription agreement is submitted to, and approved by, the Fund.

Specifically, each investor will be required to certify that the Units purchased are being acquired directly or indirectly for a “Qualified Investor.”  A “Qualified Investor” must be a (i) a client of the Advisor; and (ii) an “accredited investor” (“Accredited Investor”) as that term is defined in Rule 501 of Regulation D under the Securities Act.  In summary, under such rule, any of the following will be deemed an “accredited investor”:  (1) any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other  institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(a)(13) of the Securities Act; any investment company registered under the 1940 Act or a business development company as defined in section 2(a)(48) of the 1940 Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors; (2)  any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940; (3) any organization described in section 501 (c)(3) of the Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; (4)  any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;  (5) any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000 (excluding the value of an investor’s primary residence); (6) any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; (7)  any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act; and (8)  any entity in which all of the equity owners are accredited investors.

TAX INFORMATION FOR UNITHOLDERS;
TAX STATUS OF THE PORTFOLIO NOTE

INTERNAL REVENUE SERVICE CIRCULAR 230 NOTICE.  To ensure compliance with the Internal Revenue Service 230, prospective investors are hereby notified that (a) any discussion of federal tax issues contained or referred to in this Offering Memorandum is not intended or written to be used, and cannot be used, by prospective investors for the purposes of avoiding penalties that may be imposed on them under the internal revenue code of 1986, as amended, (the “Code”); (b) such discussion is written in connection with the offering of the units described herein; and (c) each investor is advised to consult his own tax advisor concerning his particular circumstances.

The following is a summary of certain aspects of the income taxation of the Fund that prospective investors should consider.  The Fund has not sought a ruling from the Internal Revenue Service (the “IRS”) or any federal, state, local or foreign authority with respect to any of the tax issues affecting the Fund.  The Fund has not obtained an opinion of counsel with respect to any federal tax issues or characterization of the Fund as a partnership for federal income tax purposes or with respect to any other federal, state, local or foreign tax issues.

The following summary of certain aspects of the federal income tax treatment of the Fund is based upon the Internal Revenue Code, judicial decisions, Treasury Regulations (the “Regulations”), and rulings in existence on the date hereof, all of which are subject to change including retroactively.  This summary does not discuss the impact of various proposals to amend the Code that could change certain of the tax consequences of an investment in the Fund.  This summary also does not discuss all tax consequences that may be relevant to a particular investor or to investors that are subject to special treatment under the Federal Income Tax laws, such as insurance companies.  Prospective investors should consult with, and rely solely upon, their own tax advisors in order to fully understand the federal, state, local and foreign tax consequences of an investment in the Fund.  In addition to U.S. federal income tax consequences summarized here, prospective investors should consider the potential state and local tax consequences of an investment in the Fund.  Members could be subject to state and local taxes in jurisdictions in which the Fund operates and may be required to file tax returns in those jurisdictions.  In certain jurisdictions, the Fund may be required to withhold certain state and local taxes on behalf of Members.  State and local tax laws may differ from U.S. federal income tax laws with respect to the treatment of specific items of income, gain, loss or deduction.  Further information is set forth in the SAI.

It is the intention of the Fund that the Fund be treated as a partnership for federal income tax purposes and not as an association taxable as a corporation.  As an entity treated as a partnership for income tax purposes, the Fund is not subject to federal income tax.  The Fund will, however, file annual partnership information returns with the Service that will report the results of operations.  Each Member of the Fund will be required to report separately on his income tax return his distributive share of the Fund’s income, gain, loss and deductions.  The amount and time of distributions, if any, will be determined in the sole discretion of the Board.  Except to the extent a Unitholder (each a “Member” within the meaning of the Operating Agreement and bound thereby) is exempt from tax, each will be taxed on his distributive share of the Fund’s taxable income, regardless of whether he has received distributions from the Fund.

Tax Character of Portfolio Note as Debt in Hands of Fund.  It is expected that the Portfolio Note will be treated as debt for federal, state and local income tax purposes.  Except as described below under the heading

“Possible Alternative Treatment of the Portfolio Note” the following discussion assumes that the characterization of the Portfolio Note as debt for federal income tax purposes is correct.  Additionally, the Fund and the SPE, as the issuer of the Portfolio Note, will take the position that the stated interest on the Portfolio Note constitutes “qualified stated interest.”  This position is based on the view that reasonable remedies exist to compel payment on the Portfolio Note and that non-payment is a remote contingency.  Stated interest on the Portfolio Note held by the Fund will be taxable as ordinary income when received or accrued by the Fund in accordance with the Fund’s method of accounting.

If the Fund sells a Portfolio Note, the Fund will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the Fund’s adjusted basis in the Portfolio Note.  The adjusted tax basis of a Portfolio Note to the Fund will generally equal the Fund’s cost of the Portfolio Note.  Any such gain or loss will be a capital gain or loss except for gain representing accrued interest.  Capital gain or loss will be long term if the Portfolio Note was held by the Fund for more than one year and otherwise would be short term.  In general, any capital losses realized may be used by a corporate taxpayer only to offset capital gain, and by an individual taxpayer only to the extent of capital gains plus $3,000 of other income.

Foreign Investors.  Although U.S. source interest income allocated to a foreign person would normally be subject to U.S. tax at a flat 30%, there is an exemption for portfolio interest received by a non-resident individual or foreign corporation.  The interest on the Portfolio Note is expected to be portfolio interest.  A foreign Member is expected to be able to exclude his pro rata share of such interest from taxable income.  A foreign person may be subject to U.S. tax on other income of the Fund from sources within the U.S.  In the event the interest on the Portfolio Note is not portfolio interest under the applicable federal tax laws, the foreign Member would be required to pay U.S. tax at a flat rate of 30%.  The Fund would be required to withhold income tax with respect to the income allocated to the foreign member.

For U.S. federal income tax purposes, taxable income of the Fund will generally be allocated to the Members pro rata in proportion to Units held.  It is possible that the Service will seek to reallocate certain items of income in a manner different than the manner in which such items are allocated by the Fund.  The Fund will invest virtually all of its assets in the Portfolio Note and the Fund’s taxable income will consist almost entirely of interest on the Portfolio Note.  A Member’s share of any loss will be allowed only to the extent of the adjusted basis of the Member’s interest in the Fund.  IRC §163(d) limits a non-corporate taxpayer’s deduction for “investment interest” to the amount of “net investment income” as defined therein.  This limitation could apply to limited deductibility of a non-corporate Member’s share of any interest deduction of the Fund, as well as the deductibility of interest paid by a non-corporate Member on indebtedness incurred to finance his investment in the Fund.  The Fund will file an information return on IRS Form 1065 and will provide a Schedule K-1 to each Member as promptly as practicable following the close of the Fund’s taxable year.  It is possible that in any taxable year the Members will need to file for an extension of time to file their tax returns due to a delay in receipt of the Schedule K-1.  The Advisor will be designated as the Fund’s tax matters partner.

ERISA CONSIDERATIONS

The Fund is not a suitable investment for, and is not expected to be offered to, investors who are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other retirement or employee benefit plans, individual retirement accounts (“IRA”), and 401(k) and Keogh Plans.

INVESTOR SUITABILITY

An investment in the Fund involves significant risk.  It is possible that you may lose some or all of your money.  Before making an investment decision, you should, among other things:  (i) consider the suitability of the investment with respect to your investment objectives and personal situation; and (ii) consider other factors including your personal net worth, income, age, risk tolerance, tax situation, and liquidity needs.  An investment in the Fund by charitable remainder trusts, foundations and other tax-exempt entities and organizations should be considered carefully due to the particular nature of the Fund’s income and the possibility of future debt financing by the Fund.  You should invest in the Fund only money that you can afford to lose and you should not invest money to which you will need access in the short-term or on a frequent basis.  Note in particular that the Units are not a liquid investment; the Units are restricted securities for which there is no market and the Fund is not obligated to redeem them at any time.  In addition, you should be aware of how the Fund’s investment strategies fit into your overall investment portfolio because an interest in Units of the Fund is not designed to be, by itself, a well-balanced investment for a particular investor.  No broker-dealer, salesperson or other person is authorized to give an investor any information or to represent anything not contained in this Offering Memorandum.  As an investor, you must not rely on any unauthorized information or representations that anyone provides to you.  This Offering Memorandum is not an offer to sell or a solicitation of an offer to buy the Units in any jurisdiction in which such an offer would not be lawful.  It also does not constitute such an offer to any individual who is not a Qualified Investor.  The information contained in this Offering Memorandum is current only as of the date hereof.

NET ASSET VALUATION

The Fund’s net asset value will be computed as of the last business day of each month.  The value of a Member’s capital account will equal the net asset value of the Fund, multiplied by such Member’s investment percentage.  The manner in which assets of the Fund other than the Portfolio Note (if any) will be valued is set forth below under the heading “Marketable Securities.”

Fair Valuation of Portfolio Note.  The initial value of the Portfolio Note will be determined at cost.  Thereafter, the net asset value of the Fund’s assets, which is expected to consist primarily of the Portfolio Note, will be determined at least quarterly in accordance with valuation procedures (“Valuation Procedures”) adopted by the Fund and approved by the Fund’s Board.  The Value Procedures may be changed by the Board consistent with the Board’s responsibilities under the Operating Agreement and the 1940 Act.  The Valuation Procedures include a methodology for determining the fair value of the Portfolio Note, as well as procedures for determining the market value of assets other than the Portfolio Note.  The “fair value” methodology recognizes that the Portfolio Note is illiquid and that no market currently exists for it, save for the potential that the Advisor may be able to effect a negotiated sale of the Portfolio Note held by the Fund.

The fair value methodology recognizes that the value of the Portfolio Note depends on the continuing ability of the SPE to meet its obligations under the terms of the Portfolio Note.  As described in this Offering Memorandum, the SPE’s ability to do so depends on the extent to which Litigation Proceeds attributable to the pool of Underlying Contracts meet the expectation of the Advisor and Peachtree Northeast.  This, in turn, depends on a number of factors unique to the industry involving Litigation Proceeds Purchase Contracts.  Such factors include those general factors identified in this Offering Memorandum under the heading “About Litigation Proceeds Purchase Contracts” as well as the nature and quality of the Underlying Contracts;  the physical security of the documents that evidence the Underlying Contracts and the extent to which the Fund may be assured that the Fund’s security interests in the SUBI Certificate and the Collection Account are properly perfected in accordance with the protections afforded secured creditors under Article 9 of the Uniform Commercial Code.

The fair value methodology will be undertaken by a committee (“Valuation Committee”) appointed by the Board.  The Valuation Committee is not required to be composed entirely of independent directors, and is expected to include officers of the Advisor.  See “Potential Conflicts of Interest” below.  The Valuation Committee will, in accordance with the Valuation Procedures, review a variety of factors, including without limitation, the following:

(i)
Comparisons with fixed income opportunities available in the credit markets and spreads, on a risk adjusted basis such as, without limitation: (a)  Swap Rates: the variable rate available in a swap contract for the fixed rate payable under the Portfolio Note; (b) Interest Rates: the Fed Funds rate (i.e. that amount the Federal Reserve charges banks for overnight borrowing) and other prevailing interest rates in the U.S.; and (c) Other Subjective Factors: relative liquidity, creditworthiness and other factors unique to the pool of financial assets backing the Portfolio Note.

(ii)
Information obtained by the Advisor from the SPE and its affiliates, including Peachtree Northeast, relating to the financial position of the SPE and relevant affiliates, as well as the value assigned to the pool of Underlying Contracts by Peachtree Northeast and relevant affiliates and the occurrence of any significant market or company specific event that may affect the SPE, its affiliates or their capital structure.

(iii)
Reported changes, if any, in the overall characteristics of the pool of Underlying Contracts that may affect the value of the Collateral for the Portfolio Note, including, without limitation, legislative or other changes that may affect Litigation Proceeds Purchase Contracts or their related industry in any Represented Jurisdiction.

In addition, the Fund recognizes that certain standards, established under generally accepted accounting principles, establish a hierarchy (but not a methodology) for measuring fair value.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the assets. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect the views of the Fund and the Advisor about the assumptions market participants would use in pricing the asset or liability.  These “input levels” are: Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data. Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available. It is expected that the value of the Portfolio Note will be based primarily on “Level 3 – non-observable inputs,” including information obtained by the Fund and the Advisor, as they may deem appropriate from time to time, from Peachtree Northeast.

Marketable Securities.  To the extent the Fund may own securities or other instruments other than the Portfolio Note, the Fund will generally value such assets at their market price, as described below. Debt securities will generally be valued using an independent third-party pricing system, agent, or dealer and may involve the use of a pricing matrix to determine valuations for normal institutional size trading.  Debt securities with remaining maturities of 60 days or less will generally be valued at amortized cost, so long as such valuations are determined by the Board in good faith to represent fair value.  Redeemable securities issued by a registered open-end investment company will be valued at the investment company’s net asset value per share.  Securities traded on one or more of the U.S. national securities exchanges (including the NASDAQ Stock Market) or the OTC Bulletin Board will be valued at their last composite sale prices as reported at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined.  Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where such securities are primarily traded.  If no sales of particular securities are reported on a particular day, the securities will be valued based on their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by the appropriate exchange, dealer, or pricing service.  Other securities for which market quotations are readily available will generally be valued at their bid prices, or ask prices in the case of securities held short, as obtained from the appropriate exchange, dealer, or pricing service.  If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith in accordance with the Valuation Procedures.

Further Information about Valuation.  Prospective investors should be aware that situations involving uncertainties as to the value of assets held by the Fund, and in particular, the Portfolio Note, could have an adverse effect on the Fund’s net assets if the judgments of the Board or Advisor should prove incorrect.  In general, fair value represents a good faith approximation of the current value of an asset and is used, as in the case of the Portfolio Note, when there is no public market or possibly no market at all for the asset.  The fair values of one or more assets may not be the prices at which those assets are ultimately sold.  In such circumstances, the Advisor and/or the Board will reevaluate its fair value methodology to determine what, if any, adjustments should be made to the methodology.  Prospective investors should also be aware that when the Valuation Committee determines a price in good faith in accordance with the Board’s approved procedures, that price will be used to calculate the Fund net asset value or “NAV.”  An NAV that is determined based on fair values determined in good faith and in accordance with the Valuation Procedures shall not be altered as a result of subsequent events even though subsequent events or information subsequently available affect future pricing determinations and NAV calculations.

Potential Conflicts of Interest.  Additionally, prospective investors should be aware that management and servicing fees payable to the Advisor by the Fund are based on a percentage of the Fund’s net asset value as determined at the end of each quarter.  It is expected that officers of the Advisor, including Mr. D’Alessandro and Mr. Acebes, will serve on the Valuation Committee.  Both Mr. D’Alessandro and Mr. Acebes own substantial equity interests in the Advisor.  To the extent that the fair value of securities held by the Fund, including the Portfolio Note, increases, the amount of the fee (but not the rate at which such fee is calculated) that will be paid to the Advisor will also increase.

UNITS AND CAPITAL ACCOUNTS

General.  The Fund will maintain a separate capital account for each Member.  This will have an opening balance equal to the Member’s initial contribution to the capital of the Fund (i.e., the amount of the investment less any applicable sales load and applicable offering expenses).  Each Member’s capital account will be increased by the amount of any additional contributions by the Member to the capital of the Fund, plus any amounts credited to the Member’s capital account as described below.  Similarly, each Member’s capital account will be reduced by the sum of the amount of any repurchase by the Fund of the Member’s Units, or portion thereof, plus the amount of any distributions to the Member that are not reinvested, plus any amounts debited against the Member’s capital account as described below.

Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period.  Such computation is expected to occur on a monthly basis and other times, in the Board’s discretion.  A fiscal period begins on (i) the day after the last day of the preceding fiscal period and ends at the close of business on the last day of each taxable year (December 31), (ii) the day preceding the date as of which any contribution to the capital of the Fund is made, (iii) any day as of which the Fund repurchases any Units of any Member, (iv) any day as of which any amount is credited to or debited from the capital  account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective ownership of Units, or (v) any other day as determined by the Board.

The material terms of the Units are set forth in more detail under “Summary of Operating Agreement.”  See also “Distributions to Unitholders,” “Voting,” and “Transfers of Units.”

Allocation Of Special Items; Reserves.  Withholding taxes or other tax obligations incurred by the Fund which are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which the Fund paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes.

Appropriate reserves may be created, accrued, and charged against net assets for contingent liabilities as of the date the contingent liabilities become known to the Fund.  Reserves will be in such amounts (subject to increase or reduction) that the Fund may deem necessary or appropriate.  The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, against net assets.

DISTRIBUTIONS TO UNITHOLDERS

The Fund intends to make quarterly distributions to investors in aggregate amounts representing, on an annual basis, substantially all of its net investment income, if any, earned by the Fund during each fiscal year.  It is expected that dividends paid to the Unitholders will normally consist of both interest and return of capital due to the repayment terms of the Portfolio Note and the expected timing for proceeds to be received on the Underlying Contracts.  However, the Portfolio Note will not be repaid on an amortized basis, and whether quarterly distributions will include any return of capital depends upon whether proceeds have been collected on Underlying Contracts, and if so, whether such amount exceeds the interest owed by the SPE on the Portfolio Note.  Although the Fund does not expect to realize long-term capital gains except under extraordinary circumstances (such as the sale of all or a substantial portion of the Portfolio Note), if it does earn such gains, they will be paid out once a year (unless otherwise permitted by the 1940 Act).  The Fund will make distributions only if authorized by the Board and declared by the Fund out of assets legally available for these distributions.

VOTING

The Fund is organized as a limited liability company and all Unitholders will be required to sign the Fund’s Operating Agreement and become Members of the Fund. Under the Operating Agreement, each Member has the right to cast votes equal to the percentage of Units held compared to the total number of Units outstanding at a meeting of Members called by the Board.  Members will be entitled to vote on any matter on which shareholders of a registered investment company would be entitled to vote, including approval of the investment management agreement and approval of the Board to the extent voting by shareholders is required by the 1940 Act.  Notwithstanding their ability to exercise their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of the Fund and may not act for or bind the Fund.  Prospective investors should be aware that, at Closing, all Members will be clients of the Advisor.  In many cases, a client of the Advisor may have authorized the Advisor to exercise proxies on the client’s behalf.  Accordingly, the Advisor may be deemed to control the Fund as a result of such authority.  Units held by the Off-shore Feeder will have voting rights equal to those held by other Members; the general partner of the Off-shore Feeder, which is an affiliate of the Adviser, is entitled to vote those Units but has undertaken to utilize “mirror voting” as described below.  In the event that a vote of Members is called for any reason, Units held by the Off-shore Feeder will be voted on a pro rata basis in accordance with the wishes of the holders of interests in the Off-shore Feeder, a procedure sometimes referred to as “mirror voting.”

TRANSFERS OF UNITS

No person shall become a substituted Member without the consent of the Board, which consent may be withheld in its sole and absolute discretion.  Generally, Units held by Members may be transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, or dissolution of a Member or (ii) under extremely limited circumstances, with the written consent of the Board (which may be withheld in its sole and absolute discretion).  The Board generally will not consider consenting to a transfer unless the transfer is (i) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain gifts and contributions to family entities), or (ii) to members of the transferring Member’s immediate family (siblings, spouse, parents, and children).  Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability.  (See “Qualified Investors.”)  Notwithstanding the foregoing, with the consent of the Board, RIM Securities LLC may broker transfers of Units from one Member to another existing Member or from one Member to a new investor, subject to applicable securities law requirements.

The Board may not consent to a transfer of a Unit by a Member unless such transfer is to a single transferee or, after the transfer of the Unit the balance of the account of each of the transferee and transferor is not less than $50,000.  If a Member transfers a Unit with the approval of the Board, the Fund shall promptly take all necessary actions so that each transferee or successor to whom the Unit is transferred is admitted to the Fund as a Member.

By subscribing for a Unit, each Member agrees to indemnify and hold harmless the Fund, the Board, the Advisor, and each other Member, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of the Operating Agreement or any misrepresentation made by that Member in connection with any such transfer.

In addition to the restrictions applicable under the Operating Agreement, and as stated elsewhere in this Offering Memorandum, the Units are not registered under the Securities Act and may not be transferred except in accordance with an exemption from registration under that Act, and in compliance with other state and federal securities laws, as applicable.

SUMMARY OF OPERATING AGREEMENT

The following outline summarizes the material provisions of the Amended and Restated Limited Liability Company Operating Agreement (the “Operating Agreement”) that are not discussed elsewhere in this Offering Memorandum.  This outline is not definitive, and each prospective Member should carefully read the Operating Agreement, which is attached as Appendix A in its entirety.  The description of the Operating Agreement in this Offering Memorandum is qualified in its entirety by reference to Appendix A.

Management.  The management of the Fund is vested exclusively in the Board of Managers.  Each “Manager” shall be vested with the same powers, authority, and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation.  The Board may determine all matters concerning valuation of securities, other assets and liabilities as well as allocations among the Members and accounting procedures, not expressly provided for in the Operating Agreement, and the Board’s determination will be final and conclusive as to all Members.  The Board may delegate to any person, including officers of the Fund, any rights, power, and authority vested by the Operating Agreement in the Board to the extent permissible under applicable law.  The Managers may make contributions and own Units in the Fund, but are not required to do so; except that, the Manager who serves as the Tax Matters Member is required to be a Member and own Units in the Fund.  The Members will have no part in the management of the Fund and will have no authority or right to act on behalf of the Fund in connection with any matter; except that, Members shall have the right to vote on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Limited Liability Company Act.

Limited Liability.  To the fullest extent permitted under applicable law, a Member shall not be liable for the Fund’s debts, obligations, or liabilities in any amount in excess of the Capital Account balance of such Member.  To the fullest extent permitted under applicable law, the Board of Managers shall not be liable for the Fund’s debts, obligations, and liabilities.

Term; Termination.  The term of the Fund is indefinite.  The Fund may be dissolved:  (i) upon the affirmative vote to dissolve the Fund by (1) the Board; or (2) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members; (ii) upon the failure of Members to elect a successor Board at a meeting called by the Members, when no Board member remains to continue the business of the Fund; (iii) by the entry of a decree of judicial dissolution under §18-802 of the Delaware Limited Liability Company Act; or (iv) as required by operation of law.

In the event of the termination of the Fund, the Board (or a liquidator) shall promptly liquidate the business and administrative affairs of the Fund, and the proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board or liquidator shall deem appropriate in its sole and absolute discretion, as applicable) shall be distributed in the following manner:  (i) in satisfaction of the debts and liabilities of the Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Members; (ii) the debts, liabilities, or obligations that are owing to the Members shall be paid next in their order of seniority and on a pro rata basis; and (iii) to the Members on a pro rata basis according to the balances in their Capital Accounts.

Capital Accounts.  The Fund will maintain an individual Capital Account for each Member, to which will be credited such Member’s Capital Contributions, such Member’s distributive share of profits and any items in the nature of income or gain which are specially allocated to such Member, and the amount of any the Fund’s liabilities assumed by such Member or which are secured by any property distributed to such Member.  To each Member’s Capital Account there shall be debited the amount of cash and the gross asset value of any property distributed to such Member, such Member’s distributive share of losses and any items in the nature of expenses or losses which are specially allocated to such Member, and the amount of any liabilities of such Member assumed by the Fund or which are secured by any property contributed by such Member to the Fund.

Capital Contributions. The minimum initial contribution of each Member to the capital of the Fund shall be such amount as the Board, in its discretion, may determine from time to time.  Members may make additional contributions to the capital of the Fund effective as of such times as the Board, in its discretion, may permit, but no

Member shall be obligated to make any additional contribution to the capital of the Fund.  The minimum additional capital contribution of a Member to the capital of the Fund shall be such amount as the Board, in its sole discretion, may determine from time to time.

Assignability of Member’s Units.  Units held by a Member may be transferred only:  (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, or dissolution of such Member; or (ii) under extremely limited circumstances, with the written consent of the Board (which may be withheld for any reason in its sole and absolute discretion).  The Board generally will not consent to a transfer unless the transfer is:  (i) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain gifts and contributions to family entities); or (ii) to members of the transferring Member’s immediate family (e.g., siblings, spouse, parents, and children).  If a transfer of Units is permitted, the permitted transferees will not be allowed to become substituted Members without the consent of the Board, which consent may be withheld in its sole and absolute discretion.  Accordingly, an investment in the Fund should be viewed as an illiquid, long-term investment.

Mandatory Redemption.  By purchasing Units of the Fund, each new Member will be bound by the Operating Agreement.  Under the Operating Agreement, the Fund may cause a mandatory redemption of Units of a Member or any person acquiring Units from or through a Member if the Board determines or has reason to believe, among other things, Units have been transferred or vested in any person by operation of law, such as by death, dissolution, bankruptcy, or incompetence of a Member; a Member’s ownership of Units will cause the Fund to be in violation of, or subject the Fund or the Advisor to more registration or regulation; continued ownership of Units may be harmful or injurious to the business or reputation of the Fund or the Advisor, or may subject the Fund or any Members to an undue risk of adverse tax or other fiscal consequences; any representation or warranty made by a Member in connection with the purchase of Units was not true when made or has ceased to be true; or it would be in the best interests of the Fund to cause a mandatory redemption of Units.

Withdrawal of Capital.  No Member or other person holding Units shall have the right to require the Fund to redeem its Units.  Accordingly, an investment in the Fund should be viewed as an illiquid, long-term investment.  The Board, from time to time, and in its sole and absolute discretion, may determine to cause the Fund to offer to repurchase Units from Members, on such terms and conditions as it sets forth.  However, (i) any repurchase shall not occur until at least 60 calendar days after the Member has notified the Fund, in writing of the Member’s desire to have the Fund redeem its Units, (ii) the Fund shall not offer to repurchase Units on more than four occasions during any Fiscal Year, and (iii) the percentage interests in capital or profits repurchased in any Fiscal Year shall not exceed 10% of the total interests in capital or profits.

Admission of New Members.  New Members may be admitted with the consent of the Board.  Each new Member will be required to execute an agreement pursuant to which it becomes bound by the terms of the Operating Agreement.  The Board, in its sole and absolute discretion, may reject applications or subscription agreements for Units in the Fund.  The admission of any person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the contribution to the capital of the Fund of such additional Member.  Such record of Members shall also set forth the number of Units that each Member holds.

Amendments to the Operating Agreement.  The Operating Agreement may generally be amended, in whole or in part, with the approval of the Board (including a majority of the independent Managers, if required by the 1940 Act) and without the approval of the Members unless the approval of Members is required by the 1940 Act.  However, certain amendments to the Operating Agreement involving accounts and allocations thereto may not be made without the written consent of any Member adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board) to have all of its Units repurchased by the Fund.

Reports to Members.  The books of account and records of the Fund shall be audited as of the end of each fiscal year by independent registered public accountants designated from time-to-time by the Board.  Within sixty (60) days after the end of the Fund’s fiscal year, the Fund will prepare and mail to each Member, audited annual financial statements.  The Fund also will prepare and distribute semi-annual un-audited financial statements within sixty (60) days of the Fund’s semi-annual fiscal period.  The Fund may also furnish to each Member such other periodic reports, as it deems necessary or appropriate in its discretion.  Each Member will receive a federal Schedule K-1 to Form 1065 and applicable state filings to reflect Fund income attributable to it for the year.

Indemnification.  The Operating Agreement provides that the Managers shall not be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law.  The Operating Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Board by the Fund (but not by the Members individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund.  None of these persons shall be personally liable to any Member for the repayment of any positive balance in the Member’s account or for contributions by the Member to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its Members.  The rights of indemnification and exculpation provided under the Operating Agreement shall not be construed so as to limit liability or provide for indemnification of the Board for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Operating Agreement to the fullest extent permitted by law.

Under the Operating Agreement, unless otherwise agreed in writing, each Member agrees to submit all controversies arising between or among Members or one or more Members and the Fund in connection with the Fund or its businesses or concerning any transaction, dispute, or the construction, performance, or breach of the Operating Agreement or any other agreement, whether entered into prior to, on, or subsequent to the date of the Operating Agreement, to final arbitration and to waive the Member’s rights to seek remedies in court.

FORWARD LOOKING STATEMENTS

Certain statements in this document constitute forward-looking statements.  Some of the forward-looking statements contained in this Offering Memorandum include express and implied statements concerning the amount of proceeds expected to be generated by the Underlying Contracts, the percentage of such contracts which are projected to generate proceeds, the anticipated timing of such cash generation, the likely view of relevant courts and regulations regarding the validity of such contracts, and other statements related to the expected ability of the Underlying Contracts to service the debt represented by the Portfolio Note, as well as statements regarding the expected volatility and performance of the Fund as compared to high yield fixed income investment funds and equity investments.  Other forward-looking statements may be identified by the use of words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions.  In general, forward-looking statements include beliefs and opinions, as well as plans, projections and speculation concerning future events.

Forward-looking statements by their nature entail known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, among others, the uncertainties inherent in litigation, the possibility that a greater than anticipated percentage of the legal cases underlying the Underlying Contracts may not be successfully resolved, or, where resolved, collected on in adequate amounts; the possibility of adverse rulings or changes in law by courts or regulators concerning the validity of the Underlying Contracts and whether they should be considered loans for purposes of the applicability of usury and other lending laws; and all the factors detailed in the section entitled “Risk Factors” and other information contained in the SAI.  The factors identified above are believed to be important factors, but not necessarily all of the important factors, that could cause actual results to differ materially from those expressed in any forward-looking statement.  Unpredictable or unknown factors could also have material adverse effects on the Fund.  Since actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements, the Fund cannot give any assurance that any of the events anticipated by the forward-looking statements will occur, or, if any of them do, what impact they will have on the Fund’s results of operations and financial condition.

All forward-looking statements included in this document are expressly qualified in their entirety by the foregoing cautionary statements.  Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Offering Memorandum.  The Fund undertakes no obligation to update, amend or clarify these forward-looking statements or the risk factors contained in this document, whether as a result of new information, future events or otherwise, except as may be required under the federal securities laws.  Although we undertake no such obligation, prospective investors and Unitholders are advised to consult any additional disclosures or reports that may be provided directly to investors in the future, or that may be filed with the SEC.

This caution regarding forward-looking statements is intended to satisfy the requirements of the “bespeaks caution” doctrine created by federal courts interpreting Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder.  We acknowledge that the safe harbor for forward-looking statements created by the Private Securities Litigation Reform Act of 1995 does not apply to investment companies like the Fund.

APPENDIX A

ROCHDALE HIGH YIELD ADVANCES FUND LLC

LIMITED LIABILITY COMPANY OPERATING AGREEMENT

THE MEMBERSHIP INTERESTS REPRESENTED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM SUCH REGISTRATION SET FORTH IN THE SECURITIES ACT OF 1933 PROVIDED BY SECTION 4(2) THEREOF AND RELATED REGULATIONS, NOR HAVE THEY BEEN REGISTERED WITH THE SECURITIES COMMISSION OF ANY STATE OR OTHER JURISDICTION.  THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE OFFERED FOR SALE, PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED, EXCEPT IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS LIMITED LIABILITY COMPANY AGREEMENT AND IN A TRANSACTION WHICH IS EITHER EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND THE SECURITIES LAWS OF OTHER RELEVANT STATES OR JURISDICTIONS, OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR QUALIFICATION UNDER SUCH LAWS.

THIS LIMITED LIABILITY COMPANY OPERATING AGREEMENT of Rochdale High Yield Advances Fund LLC (the “Fund”) is made effective as of October 25, 2010 by and between the Board of Managers of the Fund and such other Persons who are admitted as Members from time to time in accordance with the terms of this Agreement.

W I T N E S E T H:

WHEREAS, the Fund has been formed as a limited liability company under the Delaware Act, pursuant to the Certificate executed and dated October 25, 2010, and filed by Garrett R. D’Alessandro as the Initial Manager with the Secretary of State of the State of Delaware on October 25, 2010; and

WHEREAS, the Fund has been formed to engage in certain investment activities as more fully described in its private offering memorandum, as may be amended from time to time;

NOW THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Members hereby agree as follows:

ARTICLE I

DEFINITIONS

DEFINED TERMS.  Unless the context of their use requires a different interpretation or unless expressly provided otherwise in this Agreement, capitalized terms used in this Agreement shall have the meanings assigned to such terms in this Section 1.1., or the meanings assigned to such terms by parenthetic reference throughout this Agreement.  Any capitalized term used but not defined in this Agreement shall have the meaning set forth in the Delaware Limited Liability Company Act.  When used in this Agreement, the following terms shall have the meanings set forth below:

“ADVISERS ACT” means the Investment Advisers Act of 1940 and the rules, regulations, and orders thereunder, as amended from time to time, or any successor law.

“AFFILIATE” means affiliated person as such term is defined in the 1940 Act, as hereinafter defined.

“AGREEMENT” means this Limited Liability Company Operating Agreement, as amended and/or restated from time to time.

“BOARD” means the Board of Managers of the Fund as established pursuant to Section 2.6, and each Manager on the Board shall be deemed a “Manager” of the Fund within the meaning of the Delaware Act.

“CAPITAL ACCOUNT” means, with respect to any Member, the Capital Account maintained for such Member in accordance with the following provisions:

(a)           To each Member’s Capital Account there shall be credited such Member’s Capital Contributions, such Member’s distributive share of Profits and any items in the nature of income or gain which are specially allocated to such Member pursuant to Section 6.2 or Section 6.3 hereof, and the amount of any the Fund’s liabilities assumed by such Member or which are secured by any property distributed to such Member.

(b)           To each Member’s Capital Account there shall be debited the amount of cash and the Gross Asset Value of any property distributed to such Member pursuant to any provision of this Agreement, such Member’s distributive share of Losses and any items in the nature of expenses or losses which are specially allocated to such Member pursuant to Section 6.2 or Section 6.3 hereof, and the amount of any liabilities of such Member assumed by the Fund or which are secured by any property contributed by such Member to the Fund.

(c)           In the event all or a portion of an Interest in the Fund is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Interest.

(d)           In determining the amount of any liability for purposes of sub-paragraph (a) and (b) above, there shall be taken into account Code §752(c) and any other applicable provisions of the Code and Treasury Regulations.

The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulation §1.704-1(b), and shall be interpreted and applied in a manner consistent with such Treasury Regulation.

“CAPITAL CONTRIBUTIONS” means the initial Gross Asset Value of property plus money contributed by the Members to the Fund pursuant to this Agreement and, in the case of all the Members, the aggregate of all such Capital Contributions.

“CERTIFICATE” means the Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

“CLASS” means any class of limited liability company interests established by the Board from time to time.

“CLOSING” means the closing of a subscription to purchase a Share.

“CODE” means the United States Internal Revenue Code of 1986, as amended and as hereafter amended from time to time, or any successor law.

“COMPANY MINIMUM GAIN” has the meaning set forth in §1.704-2(b)(2) and §1.704-2(d) of the Treasury Regulations.

“CONFIDENTIAL INFORMATION” shall have the meaning as set forth in Section 9.12(a).

“DEFICIT CAPITAL ACCOUNT” shall mean with respect to any Member, the deficit balance, if any, in such Member’s Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments:

(a)           Credit to such Capital Account any amount which such Member is obligated to restore under Treasury Regulation §1.704-1(b) (2) (ii) (c), as well as any addition thereto pursuant to the next to last sentence of Treasury Regulations §§1.704-2(g)(1) and (i)(5); and

(b)           Debit to such Capital Account the items described in Treasury Regulations §§1.704-1(b)(2)(ii)(d)(4), (5) and (6).

This definition of Deficit Capital Account is intended to comply with the provision of Treasury Regulations §§1.704-1(b)(2)(ii)(d) and 1.704-2, and will be interpreted consistently with those provisions.

“DELAWARE ACT” means the Delaware Limited Liability Company Act (6 DEL. Sections 18-101, et seq.) as in effect on the date hereof and as amended from time to time, or any successor law.

“DEPRECIATION” means, for each Fiscal Year or other Fiscal Period, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Managers.

“FISCAL PERIOD” means the period commencing on the initial Closing, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

(a)           the last day of a Fiscal Year;

(b)           the day preceding any day as of which a contribution to the Fund is made pursuant to this Agreement;

(c)           the day as of which the Fund repurchases all or a portion of the Units of any Member pursuant to this Agreement;

(d)           any day as of which there is any distribution to a Member pursuant to this Agreement other than pro rata distributions to all Members;

(e)           the day on which a substitute Member is admitted;

(f)           any day on which any amount is credited to, or debited against, the Capital Account of a Member, other than an amount to be credited to, or debited against, the Capital Account of all Members pro rata in proportion to Units held;

(g)           the date as of which the Fund terminates; or

(h)           any other date as established by the Board.

“FISCAL YEAR” means, for accounting purposes, the period commencing on the initial Closing and ending on December 31 and thereafter each period commencing on January 1 of each year and ending on December

31 of each year (or on the date of a final distribution pursuant to Section 7.2 hereof), unless the Board shall designate another fiscal year for the Fund that is a permissible taxable year under the Code.

“FORM N-2” means the Fund’s Registration Statement on Form N-2 or any successor form filed with the U.S. Securities and Exchange Commission (the “SEC”), as amended from time to time.

“GROSS ASSET VALUE” means, with respect to any asset, the asset’s adjusted basis for federal income tax purposes, except as follows:

(a)           The initial Gross Asset Value of any asset contributed by a Member to the Fund shall be the gross fair market value of such asset, as determined pursuant to procedures adopted by the Board.

(b)           The Gross Asset Value of all the Fund assets shall be adjusted to equal their respective gross fair market values, as determined pursuant to procedures adopted by the Board, as of the following times: (i) the acquisition of an additional Interest in the Fund by any new or existing Member in exchange for more than a de minimis capital contribution; (ii) the distribution by the Fund to a Member of more than a de minimis amount of property as consideration for an Interest in the Fund; and (iii) the liquidation of the Fund within the meaning of Treasury Regulation §1.704-1(b)(2)(ii)(g); provided, however, that adjustments pursuant to clauses (i), and (ii) above shall be made only if the Board reasonably determines that such adjustments are necessary or appropriate to reflect the relative Interests of the Members in the Fund.

(c)           The Gross Asset Value of any asset distributed to any Member shall be adjusted to equal the gross fair market value of such asset on the date of distribution as determined pursuant to procedures adopted by the Board.

(d)           The Gross Asset Values of the Fund’s assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code §734(b) or Code §743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulation §1.704-1(b)(2)(iv)(m) and sub-paragraph (f) of the definition of Profits and Losses; provided, however, that Gross Asset Values shall not be adjusted pursuant to this sub-paragraph (d) to the extent the Board determines that an adjustment pursuant to sub-paragraph (b), hereof is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this sub-paragraph (d).

(e)           If the Gross Asset Value of an asset has been determined or adjusted pursuant to sub-paragraph (a), (b), or (d) hereof, such Gross Asset Value shall thereafter be adjusted by Depreciation under Treasury Regulation §1.704-1(b)(2)(iv)(g) taken into account with respect to such asset for purposes of computing Profits and Losses.

“INDEPENDENT MANAGERS” mean those Managers who are not “interested persons” of the Fund as such term is defined in the 1940 Act.

“INITIAL MANAGER” means Garrett R. D’Alessandro, the Person who directed the formation of the Fund and served as the initial Manager.

“INTEREST” means the entire limited liability company interest (as defined in the Delaware Act) in the Fund at any particular time of a Member or other person to whom an Interest or portion thereof has been transferred pursuant to this Agreement, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act.

“MANAGER” means an individual designated as a manager of the Fund pursuant to the provisions of Section 2.6, and who shall be deemed a “Manager” of the Fund within the meaning of the Delaware Act.  A Manager shall be vested with the same powers, authority, and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation.

“MEMBER” means any Person who shall have been admitted to the Fund as a Member, or a substitute Member who is admitted to the Fund pursuant to this Agreement, in such person’s capacity as a Member until the Fund repurchases the entire Interest of such person as a Member pursuant to Section 4.4 hereof or a substituted Member or Members are admitted with respect to any such person’s entire Interest as a Member pursuant to Section 4.3 hereof.

“MEMBER NONRECOURSE DEBT” has the meaning set forth in Treasury Regulation §1.704-2(b)(4).

“MEMBER NONRECOURSE DEBT MINIMUM GAIN” means an amount, with respect to each Member Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Member Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Treasury Regulation §1.704-2(i)(3).

“MEMBER NONRECOURSE DEDUCTIONS” has the meaning set forth in Treasury Regulations §1.704-2(i)(1) and §1.704-2(i)(2).

“NET ASSET VALUE” means the total value of all assets of the Fund as valued pursuant to Section 8.3, less an amount equal to all accrued debts, liabilities, and obligations of the Fund, calculated before giving effect to any repurchase of Units.

“1940 ACT” means the Investment Company Act of 1940 and the rules, regulations, and orders thereunder, as amended from time to time, or any successor law.

“NONRECOURSE DEDUCTIONS” has the meaning set forth in Treasury Regulations §1.704-2(b)(1) and §1.704-2(c).

“NONRECOURSE LIABILITY” has the meaning set forth in Treasury Regulation §1.704-2(b)(3).

“OFFERING PERIOD” means the period beginning when the Fund commences the sale of Units.

“PERSON” means any individual, entity, corporation, partnership, association, limited liability company, joint-stock company, trust, estate, joint venture, organization, or unincorporated organization.

“PROFITS” and “LOSSES” mean, for each Fiscal Year, an amount equal to the Fund’s taxable income or loss for such Fiscal Year, determined in accordance with Section 703(a) of the Code (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code shall be included in taxable income or loss) with the following adjustments:

(a)           Any income of the Fund that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of Profits and Losses shall be added to such taxable income or loss;

(b)           Any expenditures of the Fund described in Section 705(a)(2)(B) of the Code or treated as Section 705(a)(2)(B) expenditures pursuant to Treasury Regulation §1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition of Profits and Losses shall be subtracted from such taxable income or loss;

(c)           In the event the Gross Asset Value of any of the Funds asset is adjusted pursuant to sub-paragraph (a) or (b) of the definition of Gross Asset Value hereof, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Profits or Losses;

(d)           Gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

(e)           In lieu of the Depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year, computed in accordance with the definition of Depreciation hereof;

(f)           To the extent an adjustment to the adjusted tax basis of any Fund asset pursuant to Sections 734(b) or 743(b) of the Code is required pursuant to Treasury Regulation §1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in complete liquidation of a Member’s Interest, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Profits or Losses; and

(g)           Notwithstanding any other provision of this Definition of Profits and Losses, any items which are specially allocated pursuant to Section 6.2 (other than Section 6.2(a)) or Section 6.3 hereof, shall not be taken into account in computing Profits or Losses.  The amounts of the items of Fund income, gain, loss, or deduction available to be specially allocated pursuant to Sections 6.2 and 6.3 hereof shall be determined by applying rules analogous to those set forth in sub-paragraphs (a) through (f) above.

“REPURCHASE VALUATION DATE” shall have the meaning set forth in Section 4.4.

“SECURITIES” means securities (including, without limitation, equities, debt obligations, securities of other investment companies, options, and other “securities” as that term is defined in Section 2(a) (36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation, currency, or commodity, all manner of derivative instruments and any contracts based on any index or group of securities, debt obligations, currencies, or commodities, and any options thereon.  The term “securities” shall also include investments in a promissory note secured by certain interests in litigation proceeds purchase contracts.

“SERIES” means any series of limited liability company interests established by the Board relating to a distinct portfolio and having separate rights and powers with respect to the assets of the Fund allocated to such Series.

“TAX MATTERS MEMBER” means the Member designated as “Tax Matters Member” of the Fund pursuant to Section 8.5 hereof.

“TRANSFER” means the assignment, transfer, sale, or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.

“TREASURY REGULATIONS” shall include proposed, temporary, and final regulations promulgated under the Code in effect as of the date of filing the Certificate and the corresponding sections of any regulations subsequently issued that amend or supersede those regulations.

“UNIT” or “UNITS” means an Interest of a Member in the Fund represented by a Contribution, with a Net Asset Value determined from time to time thereafter as provided in Section 8.3.

“VALUATION DATE” means any date in which the Net Asset Value of the Fund is computed, as determined by the Board.

ARTICLE II

ORGANIZATION; ADMISSION OF MEMBERS; BOARD

2.1      FORMATION OF LIMITED LIABILITY COMPANY.  The Initial Manager and any person designated by the Board hereby are designated as authorized persons, within the meaning of the Delaware Act, to execute, deliver, and file all certificates (and any amendments and/or restatements thereof) required or permitted by the Delaware Act to be filed in the office of the Secretary of State of the State of Delaware.  The Board shall cause to be executed and filed with applicable governmental authorities any other instruments, documents, and certificates which, in the opinion of the Fund’s legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware, or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement, and continue the valid existence and business of the Fund.

2.2       NAME.  The initial name of the Fund shall be “Rochdale High Yield Advances Fund LLC” or such other name as the Board hereafter may adopt upon: (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act; and (ii) sending notice thereof to each Member.

2.3       PRINCIPAL AND REGISTERED OFFICE.  The Fund shall have its principal office at 570 Lexington Avenue, New York, New York 10022-6837, or at such other place designated from time to time by the Board.  The Fund shall have its registered office in the State of Delaware at 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle, 19808 and its registered agent for service of process at such address is Corporation Service Company, unless a different registered office or agent is designated from time to time by the Board in accordance with the Delaware Act.

2.4       DURATION.  The term of the Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue perpetually unless and until the Fund is dissolved pursuant to Section 7.1 hereof.

2.5       BUSINESS OF THE FUND.  The business of the Fund is, without limitation, to purchase, sell, invest, and trade in Securities and to engage in any financial or derivative transactions relating thereto or otherwise and to engage in such other activities and to exercise such rights and powers as permitted by limited liability companies under the Delaware Act.  On behalf of the Fund, the officers of the Fund may execute, deliver, and perform all contracts, agreements, and other undertakings and engage in all activities and transactions as may in the opinion of the Board be necessary or advisable to carry out the Fund’s business and any amendments to any such contracts, agreements, and other undertakings, all without any further act, vote, or approval of any other person, notwithstanding any other provision of this Agreement.

2.6       THE BOARD.

(a)           The Initial Manager shall serve as a Manager on the Board as of October 25, 2010, until the proper designation of those persons first listed on Schedule I who shall agree to be bound by all of the terms of this Agreement to serve as Managers on the initial Board, which agreement to be bound shall be effective as of the date of their acceptance of their appointment as Manager.  The Board may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section 3.3 hereof with respect to the election of Managers by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Manager.  The names and mailing addresses of the Managers shall be set forth in the books and records of the Fund.  The number of Managers shall be fixed from time to time by a written instrument signed by, or by resolution approved at a duly constituted meeting by vote of, a majority of the Board, provided however that the number of Managers shall at all times be at least one and no more than ten as determined, from time to time, by the Managers pursuant to this Agreement.

(b)           Each Manager shall serve as a Manager for the duration of the term of the Fund, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.1 hereof.  If any vacancy in the position of a Manager occurs, the remaining Managers may appoint a person to serve in such capacity, provided such appointment is in accordance with the 1940 Act.  The Managers may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so when required by the 1940 Act.

(c)           In the event that no Manager remains to continue the business of the Fund, the Members shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Managers to the Board.  If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 7.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 7.2 hereof.

2.7       MEMBERS.

(a)           The Fund may admit one or more Members at such times as the Board may determine.  Members may be admitted to the Fund subject to the condition that each such Member execute an appropriate signature page of this Agreement, application, subscription agreement, or without such execution, if such Member orally, in writing, or by other action, including, but not limited to payment for Units, complies with the conditions for becoming a Member and pursuant to which such Member agrees to be bound by all the terms and provisions hereof.  This Agreement shall not be unenforceable by reason of it not having been signed by a person being admitted as a Member.  The Board, in its sole and absolute discretion, may reject applications or subscription agreements for Units in the Fund.  The admission of any person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the contribution to the capital of the Fund of such additional Member.  Such record of Members shall also set forth the number of Units that each Member holds.

(b)           If a Member is admitted to the Fund prior to the initial Closing, the Capital Account of such Member shall be adjusted by any Profit or Loss allocable to such Member for the period through the initial Closing.

2.8       BOTH MANAGERS AND MEMBERS.  A Member may at the same time be a Manager, in which event such Member’s rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act and the 1940 Act.  Except for the Manager who serves as the Tax Matters Member, a Manager need not be a Member.

2.9       ORGANIZATIONAL MEMBER AND THE INITIAL MANAGER.  Rochdale Investment Management LLC shall be the Organizational Member of the Fund and Garrett R. D’Alessandro shall be the Initial Manager of the Fund.

2.10     LIMITED LIABILITY.  To the fullest extent permitted under applicable law, a Member shall not be liable for the Fund’s debts, obligations, or liabilities in any amount in excess of the Capital Account balance of such Member.  To the fullest extent permitted under applicable law, the Initial Manager of the Fund and the Managers shall not be liable for the Fund’s debts, obligations, and liabilities.

2.11     SERIES.  The Fund may create one or more Series and/or classes from time to time.  With respect to any Series established by the Fund, the following provisions shall apply:

(a)           separate and distinct records shall be maintained for each Series, and the assets associated with any such Series shall be held and accounted for separately from the other assets of the Fund or any other Series;

(b)           the debts, liabilities, and obligations incurred, contracted for, or otherwise existing with respect to a particular Series shall be enforceable against the assets of such Series only, and not against the assets of the Fund generally or any other Series;

(c)           the Board, in its sole and absolute discretion, shall have authority to restrict allocations or transfers of Member Capital Accounts to or from any Series; and

(d)           notwithstanding Section 18-215 of the Delaware Act, the failure of a Series to have any Member associated with it shall not be the basis for the dissolution of the Series and the winding up of its affairs unless in accordance with the provisions of Article VI.

ARTICLE III

MANAGEMENT

3.1       MANAGEMENT AND CONTROL.

(a)           Management and control of the business of the Fund shall be vested in the Board, which shall have the right, power, and authority, on behalf of the Fund and in its name, to exercise all rights, powers, and authority of “managers” under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and its duties hereunder.  No Manager shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Manager’s authority as delegated by the Board.  The parties hereto intend that, except to the extent otherwise expressly provided herein: (i) each Manager shall be vested with the same powers, authority, and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation; and (ii) each Independent Manager shall be vested with the same powers, authority, and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation and who is not an “interested person” of such company as such term is defined in the 1940 Act.  During any period in which the Fund shall have no Managers, the Organizational Member shall have the authority to manage the business and affairs of the Fund.  The Managers may make contributions and own Units in the Fund, but are not required to do so; except that, the Manager who serves as the Tax Matters Member is required to be a Member and own Units in the Fund.

(b)           Each Member agrees not to treat, on his personal income tax return or in any claim for a tax refund, any item of income, gain, loss, deduction, or credit in a manner inconsistent with the treatment of such item by the Fund.  The Board and the Tax Matters Member shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Fund under any provisions of the Code or any other revenue laws.

(c)           Members shall have no right to participate in and shall take no part in the management or control of the Fund’s business, except to the extent specifically provided herein, and shall have no right, power, or authority to act for or bind the Fund.  Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

(d)           The Board may delegate to any person, including officers of the Fund, any rights, power, and authority vested by this Agreement in the Board to the extent permissible under applicable law.

3.2       ACTIONS BY THE BOARD.

(a)           Unless provided otherwise in this Agreement, the Board shall act only: (i) by the affirmative vote of a majority of the Managers (which majority shall include any requisite number of Independent Managers required by the 1940 Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person, which may include any means of communication that allows all Managers participating to hear each other simultaneously during the meeting, as permitted by the SEC and/or the 1940 Act, or, if in person attendance is not required by the 1940 Act, in person or by telephone); or (ii) without a meeting, if permissible under the 1940 Act, by the written consent of the Managers having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Managers entitled to vote thereon were present and voted.

(b)           The Board may designate from time to time a Chairperson who shall preside at all meetings.  Meetings of the Board may be called by the Chairperson or any two Managers, and may be held on such date and at such time and place, as the Board shall determine.  Each Manager shall be entitled to receive written notice of the date, time, and place of such meeting within a reasonable time in advance of the meeting.  Notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting.  Managers may attend and participate in any meeting by telephone, except where in person attendance at a meeting is required by the 1940 Act.  A majority of the Managers then in office shall constitute a quorum at any meeting.

(c)           The Board may designate from time to time agents and employees of the Fund, who shall have the same powers and duties on behalf of the Fund (including the power to bind the Fund ) as are customarily vested in officers of a Delaware corporation, and designate them as officers of the Fund.

3.3       MEETINGS OF MEMBERS.

(a)           Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present.  Meetings of the Members may be called by the Board or by Members holding a majority of the total number of votes eligible to be cast by all Members, and may be held at such time, date, and place as the Board shall determine.  The Board shall arrange to provide written notice of the meeting, stating the date, time, and place of the meeting and the record date therefore, to each Member entitled to vote at the meeting within a reasonable time prior thereto.  Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting.  Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting.  The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting.  In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members.  Except as otherwise required by any provision of this Agreement or of the 1940 Act: (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers; and (ii) all other actions of the Members taken at a meeting shall require the lesser of (1) at least 67% of the votes present, provided that the holders of more than 50% of the eligible votes are present or represented by proxy at such meeting, or (2) more than 50% of the outstanding votes.

(b)           Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member’s Units as of the record date for such meeting.  The Board shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes which each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

(c)           A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Fund before or at the time of the meeting.  A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person.  Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

3.4       CUSTODY OF ASSETS OF THE FUND.  The physical possession of all funds, Securities, or other property of the Fund shall at all times, be held, controlled, and administered by one or more custodians retained by the Fund in accordance with the requirements of the 1940 Act.

3.5       OTHER ACTIVITIES OF MEMBERS AND MANAGERS.

(a)           The Managers shall not be required to devote full time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

(b)           Any Member, Manager, or Affiliate of the foregoing may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisers, or agents of other companies, partners of any partnership, Members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements.  No Member shall have any rights in or to such activities of any other Member or Manager, or any profits derived therefrom.

3.6       DUTY OF CARE.

(a)           A Manager shall not be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of the Manager’s services under this Agreement, unless it shall be determined by final judicial decision in a court of competent jurisdiction on the merits from which there is no further right to appeal that such loss is due to an act or omission of such person constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Manager’s office or as otherwise required by law.

(b)           A Member not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for Units shall be liable to the Fund, any other Member, or third parties only as required by the Delaware Act or otherwise provided in this Agreement.

3.7       INDEMNIFICATION.

(a)           To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify the Initial Manager, each Manager and the Tax Matters Member and the executors, heirs, assigns, successors, or other legal representatives of each of the foregoing, and of any person who controls or is under common control, or otherwise affiliated, with the Initial Manager, Manager, or the Tax Matters Member (and their executors, heirs, assigns, successors, or other legal representatives) against all losses, claims, damages, liabilities, costs, and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation, or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative, or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been the Initial Manager, a Manager, or the Tax Matters Member, as the case may be, of the Fund or the past or present performance of services to the Fund by such indemnitee, except to the extent such loss, claim, damage, liability, cost, or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation, or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office.  The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.

(b)           Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation, or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof; provided, however, that: (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee’s failure to fulfill his or its undertaking; or (iii) a majority of the Managers (excluding any Manager who is seeking advancement of expenses hereunder or is or has been a party to any action, suit, investigation, or proceeding involving claims similar to those involved in the action, suit, investigation, or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

(c)           As to the disposition of any action, suit, investigation, or proceeding (whether by a compromise payment, pursuant to a consent decree, or otherwise) without an adjudication or a decision on the merits by a court of competent jurisdiction, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office, indemnification shall be provided pursuant to Section 3.7(a) hereof if: (i) approved as in the best interests of the Fund by vote of a majority of the Managers (excluding any Manager who is seeking indemnification hereunder or is or has been a party to any action, suit, investigation, or proceeding involving claims similar to those involved in the action, suit, investigation, or proceeding giving rise to a claim for advancement of expenses hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office; or (ii) the Managers secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office.

(d)           Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a final decision on the merits in a court of competent jurisdiction in any action, suit, investigation, or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office.  In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7.  In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

(e)           An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 as to which he, she, or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

(f)           The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.  Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Manager or other person.

3.8       FEES, EXPENSES, AND REIMBURSEMENT.

(a)           The Board may cause the Fund to compensate each Independent Manager for his or her services hereunder.  In addition, the Fund shall reimburse the Managers for reasonable out-of-pocket expenses incurred by them in performing their duties under this Agreement.

(b)           The Fund shall bear all of its own operating expenses incurred in the business of the Fund other than those specifically required to be borne by another party pursuant to a separate written agreement with the Fund.  Expenses to be borne by the Fund include, but are not limited to, the following:

   (i)            all fees payable to any investment adviser or sub-adviser employed by the Fund to supervise the assets of the Fund;

   (ii)          all costs and expenses related to portfolio transactions and positions for the Fund’s account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on Securities sold short, dividends on Securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, and taxes withheld on foreign dividends;

   (iii)           all costs and expenses associated with the organization, operation, and registration of the Fund, offering costs, and the costs of compliance with any applicable federal or state laws;

   (iv)          the costs and expenses of holding meetings of the Board and any meetings of Members that are regularly scheduled, permitted, or are required to be held by this Agreement, the 1940 Act, or other applicable law;

   (v)           fees and disbursements of any attorneys, accountants (including tax preparation fees), auditors, and other consultants and professionals engaged on behalf of the Fund to assist in connection with its operations;

   (vi)           the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Managers;

  (vii)          all costs and expenses associated with the organization of any subsidiary vehicle deemed necessary for the investment operations of the Fund, or with the operation of the Fund as a master-feeder structure as contemplated by Section 9.10 hereof;

   (viii)         all costs and expenses of preparing, printing, and distributing reports and other communications to Members;

   (ix)           the fees of custodians, transfer agents, and other persons providing administrative services to the Fund;

   (x)            all expenses in computing the Net Asset Value of the Fund and the Units, including any equipment or services obtained for such purposes;

   (xi)          administrative and Member service fees incurred by the Fund will be allocated among its various classes based on the Net Asset Value of the Fund attributable to each such class; and

   (xii)          such other types of expenses as may be approved from time to time by the Board.

ARTICLE IV

TERMINATION OF STATUS OF MANAGERS;
TRANSFERS, REPURCHASES, AND REDEMPTIONS

4.1       TERMINATION OF STATUS OF A MANAGER.  The status of a Manager shall terminate if the Manager: (a) shall die; (b) shall be adjudicated incompetent; (c) shall voluntarily withdraw as a Manager (upon not less than 90 days’ prior written notice to the other Managers, unless the other Managers waive such notice); (d) shall be removed; (e) shall be certified by a physician to be mentally or physically unable to perform his or her duties hereunder; (f) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law, or make an assignment for the benefit of creditors; or (g) shall have a receiver appointed to administer the property or affairs of such Manager.

4.2       REMOVAL OF THE MANAGERS.  Any Manager may be removed by: (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal or vote; or (b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

4.3       TRANSFER OF UNITS OF MEMBER.

(a)           Units held by a Member may be transferred only: (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, or dissolution of such Member; or (ii) under extremely limited circumstances, with the written consent of the Board (which may be withheld for any reason in its sole and absolute discretion).  If any transferee does not meet such investor eligibility requirements, the Fund reserves the right to redeem its Units.  If the Board does not consent to a transfer by operation of law, the Fund shall redeem the Units from the Member’s successor.  Any transfer must comply with the Securities Act of 1933, as amended.  The Board generally will not consent to a transfer unless the transfer is: (i) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain gifts and contributions to family entities); or (ii) to members of the transferring Member’s immediate family (e.g., siblings, spouse, parents, and children).  If any Unit is transferred during any Fiscal Year in compliance with the provisions of this Section 4.3, Profits, Losses, each item thereof, and all other items attributable to the Units for such Fiscal Year shall be divided and allocated between the transferor and the transferee during the Fiscal Year in accordance with Code Section 706(d), using any conventions permitted by law and selected by the Board.  All distributions on or before the date of such transfer shall be made to the transferor, and all distributions thereafter shall be made to the transferee.  The foregoing permitted transferees will not be allowed to become substituted Members without the consent of the Board, which may be withheld in its sole and absolute discretion.  Each transferring Member and transferee agrees to pay all expenses, including, but not limited, to attorneys’ and accountants’ fees, incurred by the Fund in connection with any transfer.

(b)           By subscribing for Units, each Member agrees to indemnify and hold harmless the Fund, the Managers, or each other Member, and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of this Section 4.3 or any misrepresentation made by that Member in connection with any such transfer.

(c)           Each transferring Member shall indemnify and hold harmless the Fund, the Managers, or each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from: (i) any transfer made by such Member in violation of this Section 4.3; and (ii) any misrepresentation by such Member in connection with any such transfer.

4.4       REPURCHASE OF UNITS.

(a)           General.  Except as otherwise provided in this Agreement, no Member or other person holding Units or portion thereof shall have the right to require the Fund to redeem its Units.  The Board of the Fund, from time to time, and in its sole and absolute discretion, may determine to cause the Fund to offer to repurchase Units from Members, on such terms and conditions as set forth in this Agreement.  However, (i) any repurchase shall not occur until at least 60 calendar days after the Member has notified the Fund, in writing of the Member’s desire to have the Fund redeem its Units, (ii) the Fund shall not offer to repurchase Units on more than four occasions during any Fiscal Year, and (iii) the percentage interests in capital or profits repurchased (other than in private transactions described in Treasury Regulation Section 1.7704-1(e)) in any Fiscal Year shall not exceed 10% of the total interests in capital or profits.  In accordance with the terms and conditions as are set forth in this Agreement, in determining whether to cause the Fund to repurchase Units pursuant to written requests by Members, the Board shall consider the following factors, among others, in making such determination:

(1)           whether any Members have requested that the Fund repurchase their Units;

(2)           the liquidity of the Fund’s assets;

(3)           the investment plans and working capital requirements of the Fund;

(4)           the relative economies of scale with respect to the size of the Fund;

(5)           the history of the Fund in repurchasing Units;

(6)           the economic condition of the securities markets; or

(7)           the anticipated tax consequences of any proposed repurchases of Units.

(b)           Discretionary Repurchases.  Subject to Section 4.4(a) above, the Board, in its sole discretion may cause the Fund to repurchase Units on terms fair to the Fund and to all Members or one or more classes of Members (including persons holding Units acquired from Members), as applicable, in the following manner:

   (i)            The Board will provide written notice to Members when it has determined, in its sole and absolute discretion that the Fund will repurchase Units.  Such notice will describe the terms of the repurchase offer, including:

(1)           the commencement date of the repurchase offer;

(2)           the date on which repurchase requests must be received by the Fund (the “Repurchase Request Deadline”); and

(3)           other information that Members should consider in deciding whether and how to participate in such repurchase opportunity.

   (ii)           Members must submit, in writing, requests for repurchase to the Fund or its designated agent.  The Repurchase Request Deadline will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer and such Repurchase Request Deadline may be extended by the Board in its sole and absolute discretion.  The Fund will not accept any repurchase request received by it or its designated agent after the Repurchase Request Deadline.

   (iii)           Promptly after the Repurchase Request Deadline, the Fund will give to each Member whose Units have been accepted for repurchase a payment consisting of: (1) cash or a Promissory Note entitling the Member to be paid an amount equal to such percentage of the estimated value of the repurchased Units as may be determined by the Board as of the Repurchase Valuation Date (the “Initial Payment”); and, if determined to be appropriate by the Board or if the Initial Payment is less than 100% of the “estimated value of the repurchased Units,” (2) a Promissory Note based upon the results of the annual audit of the Fund’s financial statements, i.e., the “Post-Audit Payment,” as set forth below.

   (iv)           The Initial Payment may be in cash and equal to an amount up to 100% of the estimated value of the repurchased Units, and shall be determined as of the effective date of the repurchase (the “Repurchase Valuation Date”) when the “estimated value of the repurchased Units” is determined to equal the value of the Member’s Capital Account or portion thereof based on the Net Asset Value of the Fund’s assets after giving effect to all allocations to be made to the Member’s Capital Account as of such date.  The Repurchase Valuation Date is the last business day of the quarter in which the Repurchase Request Deadline occurs, which shall be approximately 65 days after the Repurchase Request Deadline.  Initial Payment amounts generally shall be calculated within 10 business days after the Repurchase Valuation Date in accordance with the Fund’s valuation procedures as adopted by the Fund’s Board.  The Initial Payment will be made as of a date approximately, but no earlier than, 30 days after the Repurchase Valuation Date.

   (v)           In the event that it is determined to be appropriate by the Board or if the Initial Payment is less than 100% of the estimated value of the repurchased Units, the second and final payment in respect of the Promissory Note (the “Post- Audit Payment”) will be in an amount equal to the excess, if any, of (1) the value of the repurchased Units, determined as of the Repurchase Valuation Date and based upon the results of the annual audit of the Fund’s financial statements for the year in which the Repurchase Valuation Date occurs, over (2) the Initial Payment.  The Board anticipates that the annual audit of the Fund’s financial statements will be completed within 60 days after the end of each Fiscal Year and that the Post-Audit Payment will be made promptly after the completion of the audit.

   (vi)           The Promissory Note shall be non-interest bearing and non-transferable.

   (vii)          Payment for Units accepted by the Fund for repurchase will be made in whole or in part in cash or securities of equivalent value.

   (viii)         The Fund may suspend or postpone any repurchase offer, by vote of a majority of the Board, including a majority of the Independent Managers, including but not limited to:

(1)           which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the value of the Fund’s nets assets;

(2)           for any other periods that the SEC permits by order for the protection of Members; or

(3)          under such other unusual circumstances as the Board deems advisable for the benefit of the Fund and its Members.

   (ix)           The Board, in its sole and absolute discretion, shall determine the amount of Units to be repurchased, if any.  If a greater number of Units is submitted for repurchase by Members as of the Repurchase Request Deadline than the repurchase offer amount, as determined by the Board in its sole and absolute discretion, subsequent to the repurchase in Section 4.4(a) above, the Fund may repurchase an additional amount of Units not to exceed 2% of the Units outstanding on the Repurchase Request Deadline.  If the Board determines not to repurchase more than the repurchase offer amount or if Members submit for repurchase Units in an amount exceeding the repurchase offer amount plus 2% of the Units outstanding on the Repurchase Request Deadline, the Fund shall repurchase the Units submitted for repurchase on a pro rata basis, disregarding fractions, according to the number of Units submitted for repurchase by each Member as of the Repurchase Request Deadline; provided, however, that this provision shall not prohibit the Fund from:

(1)           accepting all Units submitted for repurchase by Members who own, beneficially or of record, an aggregate of not more than a specified percentage of such Units and who submit for repurchase all their Units, before prorating Units submitted for repurchase by other Members; or

(2)           accepting by lot Units submitted for repurchase by Members who offer all Units held by them or who, when submitting for repurchase their Units, elect to have either all or none or at least a minimum amount or none accepted, if the Fund first accepts all Units submitted for repurchase by Members who do not so elect.

   (x)           The Board may, in its sole and absolute discretion, elect to impose charges on Members or other persons who submit their Units for repurchase.

   (xi)          A Member who submits for repurchase only a portion of such Member’s Units shall be required to maintain a Capital Account balance at least equal to $25,000.

   (xii)          A Manager may submit for repurchase its Units as a Member under Section 4.4 hereof; except that, if the Manager is serving as the Tax Matters Partner, it shall be required to own Units in the Fund.

(c)           Mandatory Redemptions.  The Board may cause the Fund to redeem Units of a Member or any person acquiring Units thereof from or through a Member in the event that the Board determines or has reason to believe that, among other things:

   (i)           such Units have been transferred or such Units have vested in any person by operation of law as a result of the death, dissolution, bankruptcy, or incompetence of a Member;

   (ii)           ownership of such Units by a Member or other person will cause the Fund to be in violation of, or require registration of any Units, or subject the Fund to additional registration or regulation under, the securities, commodities, or other laws of the United States or any other relevant jurisdiction;

   (iii)          continued ownership of such Units may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any of its Members to an undue risk of adverse tax or other fiscal consequences;

   (iv)          any representation or warranty made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true; or

   (v)           it would be in the best interests of the Fund, as determined by the Board in its sole and absolute discretion, for the Fund to redeem such Units.

ARTICLE V

CAPITAL

5.1       CONTRIBUTIONS TO CAPITAL.

(a)           The minimum initial contribution of each Member to the capital of the Fund shall be such amount as the Board, in its discretion, may determine from time to time.  The amount of the initial contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund.  Except for the Tax Matters Member, the Managers shall not be entitled to make contributions of capital to the Fund as Managers of the Fund, but may make contributions to the capital of the Fund as Members.  The Manager who serves as the Tax Matters Member is required to make a contribution and own Units in the Fund.

(b)           Members may make additional contributions to the capital of the Fund effective as of such times as the Board, in its discretion, may permit, subject to Section 2.7 hereof, but no Member shall be obligated to make any additional contribution to the capital of the Fund.  The minimum additional capital contribution of a Member to the capital of the Fund shall be such amount as the Board, in its sole discretion, may determine from time to time.

(c)           Initial and any additional contributions to the capital of the Fund by any Member shall be payable in cash, payable in readily available funds at the date of the proposed acceptance of the contribution.

5.2       RIGHTS OF MEMBERS TO CAPITAL.  No Member shall be entitled to interest on any contribution to the capital of the Fund, nor shall any Member be entitled to the return of any capital of the Fund except as otherwise specifically provided herein, for example: (a) upon the repurchase by the Fund of a part or all of such Member’s Units pursuant to Section 4.4 hereof, (b) pursuant to the provisions of Section 6.6 hereof, or (c) upon the liquidation of the Fund’s assets pursuant to Section 7.2 hereof.  No Member shall be liable for the return of any such amounts.  No Member shall have the right to require partition of the Fund’s property or to compel any sale or appraisal of the Fund’s assets.

5.3       CAPITAL ACCOUNTS.  The Fund shall maintain a separate Capital Account for each Member.

ARTICLE VI

ALLOCATION OF PROFITS AND LOSSES

6.1       PROFITS AND LOSSES.  After giving effect to the special allocations set forth in Sections 6.2 and 6.3, Profits and Losses for each Fiscal Year shall be allocated among the Members pro rata in proportion to Units held.

6.2       SPECIAL ALLOCATIONS.  The following special allocations shall apply:

(a)           Limitation on Losses.  The Losses allocated pursuant to Section 6.1 hereof shall not exceed the maximum amount of Losses that can be so allocated without causing any Member to have a Deficit Capital Account at the end of any Fiscal Year.  In the event some but not all of the Members would have Deficit Capital Accounts as a consequence of an allocation of Losses pursuant to Section 6.1 hereof, the limitation set forth in this Section 6.2 shall be applied on a Member by Member basis so as to allocate the maximum permissible Losses to each Member under Treasury Regulation §1.704-1(b)(2)(ii)(d).

(b)           Minimum Gain Chargeback.  Except as otherwise provided in Treasury Regulation §1.704-2(f), notwithstanding any other provision of this Agreement, if there is a net decrease in the Company Minimum Gain during any Fiscal Year, each Member shall be specially allocated items of the Fund income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Member’s share of the net decrease in the Company Minimum Gain, determined in accordance with Treasury Regulation §1.704-2(g).  Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto.  The items to be so allocated shall be determined in accordance with Treasury Regulations §1.704-2(f)(6) and §1.704-2(j)(2).  This Section 6.2(b) is intended to comply with the minimum gain chargeback requirement in §1.704-2(f) of the Treasury Regulations and shall be interpreted consistently therewith.

(c)           Member Minimum Gain Chargeback.  Except as otherwise provided in Treasury Regulation §1.704-2(i)(4), notwithstanding any other provision of this Agreement, if there is a net decrease in Member Nonrecourse Debt Minimum Gain attributable to a Member Nonrecourse Debt during any Fiscal Year, each Member who has a share of the Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Treasury Regulation §1.704-2(i)(5), shall be specially allocated items of the Fund income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Member’s share of the net decrease in Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Treasury Regulation §1.704-2(i)(4).  Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto.  The items to be so allocated shall be determined in accordance with Treasury Regulations §1.704-2(i)(4) and §1.704-2(j)(2).  This Section 6.2(c) is intended to comply with the minimum gain chargeback requirement in Treasury Regulation §1.704-2(i)(4) and shall be interpreted consistently therewith.

(d)           Qualified Income Offset.  In the event any Member unexpectedly receives any adjustments, allocations or distributions described in §1.704-1(b)(2)(ii)(d)(4), §1.704-1(b)(2)(ii)(d)(5), or §1.704-1(b)(2)(ii)(d)(6) of the Treasury Regulations, items of the Fund income and gain shall be specially allocated to each such Member in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Deficit Capital Account of such Member as quickly as possible, provided that an allocation pursuant to this Section 6.2(d) shall be made only if and to the extent that such Member would have a Deficit Capital Account after all other allocations provided for in this Article VI have been tentatively made as if this Section 6.2(d) were not in this Agreement.

(e)           Gross Income Allocation.  In the event any Member has a Deficit Capital Account at the end of any Fiscal Year, each such Member shall be specially allocated items of the Fund income and gain in the amount of such deficit as quickly as possible, provided that an allocation pursuant to this Section 6.2(e) shall be made only if and to the extent that such Member would have a Deficit Capital Account after all other allocations provided for in this Agreement have been made as if Section 6.2(d) hereof and this Section 6.2(e) were not in this Agreement.

(f)           Nonrecourse Deductions.  Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Members in accordance with the general allocation of Losses set forth in Section 6.1 above.

(g)           Member Nonrecourse Deductions.  Any Member Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Member who bears the economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable in accordance with Treasury Regulation §1.704-2(i)(1).

(h)           Code §754 Adjustment.  To the extent an adjustment to the adjusted tax basis of any Fund asset pursuant to Code §734(b) or Code §743(b) is required, pursuant to Treasury Regulations §1.704-1(b)(2)(iv)(m)(2) or §1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Member in complete liquidation of its interest in the Fund, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Members in accordance with their Units in the Fund in the event Treasury Regulation §1.704-1(b)(2)(iv)(m)(2) applies, or to the Members to whom such distribution was made in the event Treasury Regulation §1.704-1(b)(2)(iv)(m)(4) applies.

6.3       CURATIVE ALLOCATIONS.  The allocations set forth in Sections 6.2(b), 6.2(c), 6.2(d), 6.2(e), 6.2(f), 6.2(g) and 6.2(h) hereof (the “Regulatory Allocations”) are intended to comply with certain requirements of the Treasury Regulations.  It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of income, gain, loss or deduction pursuant to this Section 6.3.

6.4       OTHER ALLOCATION RULES.

(a)           Profits, Losses and any other items of income, gain, loss or deduction shall be allocated to the Members pursuant to this Article VI as of the last day of each Fiscal Year, provided that Profits, Losses, and such other items shall also be allocated at such times as the Gross Asset Values of property are adjusted pursuant to sub-paragraph (b) of the definition of “Gross Asset Value” in Article I.

(b)           For purposes of determining the Profits, Losses, or any other items allocable to any Fiscal Period within a Fiscal Year, Profits, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the Board using any permissible method under Code §706 and the Treasury Regulations thereunder, which takes into account the varying interests of the Members during each Fiscal Year.

(c)           The Members are aware of the income tax consequences of the allocations made by this Agreement and hereby agree to be bound by the provisions hereof in reporting their shares of income and loss for income tax purposes.

(d)           “Excess Nonrecourse Liabilities” of the Partnership, within the meaning of Treasury Regulation §1.752-3(a)(3) shall be allocated among the Members in proportion to Units held.

(e)           To the extent permitted by Treasury Regulation §1.704-2(h)(3), the Board shall endeavor not to treat distributions of cash as having been made from the proceeds of a Nonrecourse Liability or a Member Nonrecourse Debt, but only to the extent that such distributions would cause or increase a Deficit Capital Account for any Member.

(f)           In the event the Fund has taxable income that is characterized as ordinary income under the recapture provisions of the Code, each Member’s distributive share of taxable gain or loss from the sale of depreciable assets (to the extent possible) shall include a proportionate share of the recapture income equal to the Member’s share of prior cumulative depreciation deductions with respect to the assets that gave rise to the recapture income.

6.5       TAX ALLOCATIONS; CODE SECTION 704(c).  Except as otherwise provided in this Section 6.5, each item of income, gain, loss and deduction of the Fund for federal income tax purposes shall be allocated among the Members in the same manner as such items are allocated for book purposes under this Article VI.  In accordance with Code Section 704(c), and the Treasury Regulations thereunder, income, gain, loss and deduction with respect to any property contributed to the capital of the Fund shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Fund for federal income tax purposes and its initial Gross Asset Value (computed in accordance with the definition of Gross Asset Value in Article I) using the traditional method, pursuant to the Treasury Regulations under Code §704(c).  In the event the Gross Asset Value of any asset is adjusted pursuant to sub-paragraph (b) of the definition of Gross Asset Value in Article I, subsequent allocations of income, gain, loss and depreciation with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code §704(c) and the Treasury Regulations thereunder.  Any elections or other decisions relating to such allocations shall be made by the Board in any manner that reasonably reflects the purposes and intention of this Agreement; provided that, any item of loss or deduction attributable to property contributed by a Member shall, to the extent of an amount equal to the excess of (a) the federal income tax basis of such property at the time of its contribution over (b) the Gross Asset Value of such property at such time, be allocated in its entirety to such contributing Member and the tax basis of such property for the purposes of computing the amounts of all items allocated to any other Members (including a transferee of the contributing Member) shall be equal to its Gross Asset Value upon its contribution to the Fund.  Allocations pursuant to this Section 6.5 are solely for the purposes of federal, state and local taxes and shall not effect, or in any way be taken into account in computing any Member’s Capital Account or share of profits, losses or other items or distributions pursuant to any provisions of this Agreement.

6.6       DISTRIBUTIONS.  The Board, in its sole discretion, may authorize the Fund to make distributions in cash or in kind at any time to all of the Members pro rata in proportion to Units held.

6.7       AMOUNT WITHHELD.  All amounts withheld pursuant to the Code or any provision of any state, local, or foreign tax law with respect to any payment, distribution, or allocation to the Fund or the Members shall be treated as amounts paid or distributed, as the case may be, to the Members for all purposes under this Agreement.  The Fund is authorized to withhold from payments and distributions, or with respect to allocations, to the Members, and to pay over to any federal, state, and local government, or any foreign government, any amounts required to be so withheld pursuant to the Code or any provision of any other federal, state, or local law, or any foreign law, and shall so allocate any such amounts to the Members with respect to which such amount was withheld.

ARTICLE VII

DISSOLUTION AND LIQUIDATION

7.1       DISSOLUTION.

(a)           The Fund shall be dissolved at any time there are no Members, unless the Fund is continued in accordance with the Delaware Act, or upon the occurrence of any of the following events:

                                          (i)            upon the affirmative vote to dissolve the Fund by: (1) the Board; or (2) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

                                         (ii)           upon the failure of Members to elect a successor Board at a meeting called by the Members in accordance with this Agreement, when no Board member remains to continue the business of the Fund;

                                        (iii)           the entry of a decree of judicial dissolution under §18-802 of the Delaware Act;  or

                                       (iv)           as required by operation of law.

Dissolution of the Fund shall be effective on the day on which the event giving rise to the dissolution shall occur or the conclusion of any applicable 60 day period during which the Board and Members may elect to continue the business of the Fund as provided herein, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section 7.2 hereof and the Certificate has been canceled.

7.2       LIQUIDATION OF ASSETS.

(a)           Upon the dissolution of the Fund as provided in Section 7.1 hereof, the Board, acting directly or through a liquidator it selects, shall promptly liquidate the business and administrative affairs of the Fund, except that if the Board is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of the Fund.  The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board or liquidator shall deem appropriate in its sole and absolute discretion as applicable) shall, subject to the Delaware Act, be distributed in the following manner:

   (i)            in satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Members, up to and including the date that distribution of the Fund’s assets to the Members has been completed, shall first be paid on a pro rata basis;

   (ii)           such debts, liabilities, or obligations as are owing to the Members shall be paid next in their order of seniority and on a pro rata basis; and

   (iii)           the Members shall be paid next on a pro rata basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members’ Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 7.2(a)(iii).

(b)           Anything in this Section 7.2 to the contrary notwithstanding, but subject to the priorities set forth in Section 7.2(a) above, upon dissolution of the Fund, the Board or other liquidator may distribute ratably in kind any assets of the Fund; provided, however, that if any in-kind distribution is to be made: (i) the assets distributed in kind shall be valued pursuant to Section 8.3 as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 7.2(a) above; and (ii) any Profit or Loss attributable to property distributed in-kind shall be included in the Profits or Losses for the Fiscal Year ending on the date of such distribution.

ARTICLE VIII

ACCOUNTING, VALUATIONS, AND BOOKS AND RECORDS

8.1       ACCOUNTING, REPORTS AND PRINCIPLES.

(a)           The Fund shall adopt for tax accounting purposes any accounting method permitted by the Code that the Board shall decide in its sole and absolute discretion is in the best interests of the Fund.  The Fund’s accounts shall be maintained in U.S. currency.

(b)           After the end of each taxable year, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member’s Units as is necessary for Members to complete federal and state income tax or information returns and any other tax information required by federal, state, or local law.

(c)           Except as otherwise required by the 1940 Act or as may otherwise be permitted by rule, regulation, or order, within 60 days after the close of the period for which a report required under this Section 8.1(c) is being made, the Fund shall furnish to each Member a semi-annual report containing the information required by the 1940 Act and an annual report containing the information required by the 1940 Act.  The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent registered public accountants based upon an audit performed in accordance with generally accepted accounting principles.  The Fund may also furnish to each Member such other periodic reports, as it deems necessary or appropriate in its discretion.

(d)           The Fund is a closed-end management investment company registered under the 1940 Act and it intends to be treated as a partnership for federal income tax purposes under the Code.  Therefore, the Board shall be guided: (i) by the applicable recommendations and standards for financial statements, accounting and reporting relating to such a company contained in the current audit and accounting guide that is incorporated herein by reference and entitled “Audits of Investment Companies,” as changed and published from time to time, by the American Institute of Certified Public Accountants; and (ii) by the Fund’s independent registered public accountants.

8.2       DETERMINATIONS BY THE BOARD.

(a)           All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to this Agreement, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board unless specifically and expressly otherwise provided for by the provisions of this Agreement or as required by law, and such determinations and allocations shall be final and binding on all the Members.

(b)           The Board may make such adjustments to the computation of Profits or Losses or any components (withholding any items of income, gain, loss, or deduction) comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocation thereof among the Members.

(c)           Appropriate reserves may be created for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Board, such reserves to be in the amounts that the Board, in its sole discretion, deems necessary or appropriate.  The Board may increase or reduce any such reserves from time to time by such amounts as the Board, in its sole discretion, deems necessary or appropriate.

8.3       VALUATION OF ASSETS.

(a)           Valuation of Securities and other assets shall be made by the Board in accordance with the requirements of the 1940 Act and the valuation procedures adopted by the Board.

(b)           The Net Asset Value of each Unit as of any date shall equal the Net Asset Value of the Fund, determined as provided in Section 8.3(a), divided by the number of Units outstanding.

(c)           The value of Securities and other assets of the Fund and the net worth of the Fund as a whole and the Units determined pursuant to this Section 8.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

8.4       FILING OF TAX RETURNS.  The Tax Matters Member or its designated agent shall prepare and file, or cause the accountants of the Fund to prepare and file, a U.S. federal information tax return in compliance with Section 6031 of the Code and any required state and local income tax and information returns for each Fiscal Year of the Fund.

8.5       TAX MATTERS MEMBER.

(a)           A Manager who is a Member shall be designated on the Fund’s annual federal income tax return, and have full powers and responsibilities, as the “Tax Matters Member” of the Fund for purposes of Section 6231(a)(7) of the Code.  Any Member designated as the Tax Matters Member for the Fund under Section 6231(a)(7) of the Code shall be indemnified and held harmless by the Fund from any and all liabilities and obligations that arise from or by reason of such designation.

(b)           Each person (for purposes of this Section 8.5(b), called a “Pass-Thru Partner”) that holds or controls an interest as a Member on behalf of, or for the benefit of, another person or persons, or which Pass-Thru Partner is beneficially owned (directly or indirectly) by another person or persons, shall, within 30 days following receipt from the Tax Matters Member of any notice, demand, request for information or similar document, convey such notice or other document in writing to all holders of beneficial interests in the Fund holding such interests through such Pass-Thru Partner.  In the event the Fund shall be the subject of an income tax audit by any federal, state or local authority, to the extent the Fund is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Member shall be authorized to act for, and its decision shall be final and binding upon, the Fund and each Member thereof.  All expenses incurred by the Fund or the Tax Matters Member in connection with any such audit, investigation, settlement or review shall be borne by the Fund.

8.6       SECTION 754 ELECTION; BASIS ADJUSTMENTS.

(a)           In the event of a distribution of the Fund property to a Member or an assignment or other Transfer of all or part of the Units of a Member in the Fund, at the request of a Member, the Tax Matter Member, in its sole discretion, may cause the Fund to elect, pursuant to Section 754 of the Code, or the corresponding provision of subsequent law, to adjust the basis of the Fund property as provided by Sections 734 and 743 of the Code.

(b)           In connection with a repurchase of a Member’s Units or a distribution to a Member, such Member shall, at the request of the Tax Matters Member, provide the Fund with any information necessary to enable the Fund to determine the adjusted U.S. federal income tax basis of such Member’s Units immediately prior to such repurchase or distribution.

(c)           In connection with any Transfer of a Unit, the transferee shall provide the Fund, within 30 days after such Transfer, with the written notice described in Treasury Regulation §1.743-1(k)(2).

ARTICLE IX

MISCELLANEOUS PROVISIONS

9.1       AMENDMENT OF LIMITED LIABILITY COMPANY OPERATING AGREEMENT.

(a)           Except as otherwise provided in this Section 9.1, this Agreement may be amended, in whole or in part, with the approval of: (i) the Board (including the vote of a majority of the Independent Managers, if required by the 1940 Act); or (ii) a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund.

(b)           Any amendment that would: (i) increase the obligation of a Member to make any contribution to the capital of the Fund; (ii) reduce the Capital Account of a Member; or (iii) modify the events causing the dissolution of the Fund may be made only if:

(1)           the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof; or

(2)           such amendment does not become effective until: (A) each Member has received written notice of such amendment; and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board) to offer his or her entire Interest for repurchase by the Fund.

(c)           The power of the Board to amend this Agreement at any time without the consent of the Members may include, but is not limited to:

   (i)            restate this Agreement together with any amendments hereto that have been duly adopted in accordance with this Agreement to incorporate such amendments in a single, integrated document;

   (ii)           amend this Agreement (other than with respect to the matters set forth in Section 9.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof, provided that such action does not adversely affect the rights of any Member in any material respect; and

   (iii)           amend this Agreement to make such changes as may be necessary or desirable, based on advice of legal counsel to the Fund, to assure the Fund’s continuing eligibility to be classified for U.S. federal income tax purposes as a partnership.

(d)           The Board shall give written notice of any proposed amendment to this Agreement (other than any amendment of the type contemplated by clause (ii) of Section 9.1(a) hereof) to each Member, which notice shall set forth: (i) the text of the proposed amendment; or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

9.2       SPECIAL POWER OF ATTORNEY.

(a)           Each Member hereby irrevocably makes, constitutes, and appoints each Manager, acting severally, and any liquidator of the Fund’s assets appointed pursuant to Section 7.2 with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place, and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file, and/or publish:

   (i)            any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 9.1 hereof);

   (ii)           any amendment to the Certificate required because this Agreement is amended or as otherwise required by the Delaware Act; and

   (iii)           all other such instruments, documents, and certificates that, in the opinion of legal counsel to the Fund, from time to time may be required by the laws of the United States of America, the State of Delaware, or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement, and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

(b)           Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member’s consent.  If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted.  Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

(c)           This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each Manager, acting severally, and any liquidator of the Fund’s assets, appointed pursuant to Section 7.2 hereof, and as such:

   (i)            shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund, the Board, or any liquidator shall have had notice thereof; and

   (ii)           shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member’s Interest, except that where the transferee thereof has been approved by the Board for admission to the Fund as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board or any liquidator to execute, acknowledge, and file any instrument necessary to effect such substitution.

9.3       NOTICES.  Notices that may be or are required to be provided under this Agreement shall be made, if to a Member, by regular postal mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, or telecopy, electronic mail, the internet, computer interface, or any other electronic method or device of document transfer or telegraphic or other written communication, or, if to the Fund, by regular postal mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, or telecopy, electronic mail, the internet, computer interface, or any other electronic method or device of document transfer or telegraphic or other written communication, and shall be addressed to the respective parties hereto at their addresses as set forth on the books and records of the Fund (or to such other addresses as may be designated by any party hereto by notice addressed to the Fund in the case of notice given to any Member, and to each of the Members in the case of notice given to the Fund ).  Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex, telecopy, telegraphic, electronic, or other means of written communication.  A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

If any notice addressed to a Member at the address of that Member appearing on the books and records of the Fund is returned to the Fund marked to indicate that such notice is unable to be delivered to the Member at that address, all future notices or reports shall be deemed to have been duly given without further mailing if such future notices or reports shall be kept available to the Member, upon written demand of the Member, at the principal executive office of the Fund for a period of one year from the date of the giving of the notice.

9.4       AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees, or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

9.5       APPLICABILITY OF 1940 ACT AND FORM N-2.  The parties hereto acknowledge that this Agreement is not intended to, and does not set forth the substantive provisions contained in the 1940 Act and the Form N-2 which affect numerous aspects of the conduct of the Fund’s business and of the rights, privileges, and obligations of the Members.  Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2 subject to any exemptive relief obtained thereunder relating to the Fund.

9.6       CHOICE OF LAW; ARBITRATION.

(a)           Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of the State of Delaware.

(b)           Unless otherwise agreed in writing, each Member agrees to submit all controversies arising between or among Members or one or more Members and the Fund in connection with the Fund or its businesses or concerning any transaction, dispute, or the construction, performance, or breach of this or any other agreement, whether entered into prior to, on, or subsequent to the date hereof, to arbitration in accordance with the provisions set forth below.  Each Member understands that:

   (i)            arbitration is final and binding on the parties;

   (ii)           the parties are waiving their rights to seek remedies in court, including the right to jury trial;

   (iii)           pre-arbitration discovery is generally more limited than and different from court proceedings;

   (iv)           the arbitrator’s award is not required to include factual findings or legal reasoning and a party’s right to appeal or to seek modification of rulings by arbitrators is strictly limited; and

   (v)           a panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

(c)           All controversies that may arise among Members and one or more Members and the Fund concerning this Agreement shall be determined by arbitration in New York City in accordance with the Federal Arbitration Act, to the fullest extent permitted by law.  Any arbitration under this Agreement shall be determined before and in accordance with the rules then obtaining of the Financial Industry Regulatory Authority (“FINRA”) as the Member or entity instituting the arbitration may elect.  If FINRA does not accept the arbitration for consideration, the arbitration shall be submitted to, and determined in accordance with the rules then obtaining of, the Center for Public Resources, Inc. in New York City.  Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction of the person or persons against whom such award is rendered.  Any notice of such arbitration or for the confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Agreement.  Each Member agrees that the determination of the arbitrators shall be binding and conclusive upon the Member.

(d)           No Member shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action or who is a Member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action unless and until: (i) the class certification is denied; (ii) the class is decertified; or (iii) the Member is excluded from the class by the court.  The forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

9.7       NOT FOR BENEFIT OF CREDITORS.  The provisions of this Agreement are intended only for the regulation of relations among past, present, and future Members, Managers, and the Fund.  This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

9.8       CONSENTS.  Any and all consents, agreements, or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

9.9       MERGER AND CONSOLIDATION.

(a)           The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities (as defined in Section 18-209(a) of the Delaware Act) pursuant to an agreement of merger or consolidation which has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

(b)           Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(b) of the Delaware Act: (i) effect any amendment to this Agreement; (ii) effect the adoption of a new limited liability company operating agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation; or (iii) provide that the limited liability company operating agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company operating agreement of the surviving or resulting limited liability company.

9.10     MASTER-FEEDER STRUCTURE.  The Fund may, at the discretion of the Board, as may be permitted by the 1940 Act, and upon the resolution of a majority of the then Managers, operate as a master-feeder structure or change an existing master-feeder structure, in which the feeder fund invests all of its assets into a master fund, rather than making investments in securities directly.  Existing or created Series of the Fund may either become feeders into a master fund, or themselves become master funds into which other funds may be feeders.

9.11     PRONOUNS.  All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular, or plural, as the identity of the person or persons, firm, or corporation may require in the context thereof.

9.12     CONFIDENTIALITY.

(a)           A Member may obtain from the Fund, for any purpose reasonably related to the Member’s Interest, certain confidential information regarding the business affairs or assets of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location, and at whose expense) established by the Board (the “Confidential Information”).

(b)           Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish, or make accessible to any other person the name or address (whether business, residence, or mailing) of any Member or any other Confidential Information without the prior written consent of the Board, which consent may be withheld in its sole and absolute discretion.

(c)           Each Member recognizes that in the event that this Section 9.12 is breached by any Member or any of its principals, partners, Members, trustees, officers, directors, employees, or agents or any of its affiliates, including any of such affiliates’ principals, partners, members, trustees, officers, directors, employees, or agents, irreparable injury may result to the non-breaching Members and the Fund.  Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys’ fees and other litigation expenses incurred in connection therewith.  In the event that any non-breaching Member or the Fund determines that any of the other Members or any of its principals, partners, Members, trustees, officers, directors, employees, or agents or any of its affiliates, including any of such affiliates’ principals, partners, Members, directors, officers, employees, or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

(d)           The Fund shall have the right to keep confidential from the Members for such period of time as it deems reasonable any information that the Board reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board in good faith believes is not in the best interest of the Fund or could damage the Fund or its business or that the Fund is required by law or by agreement with a third party to keep confidential.

9.13     CERTIFICATION OF NON-FOREIGN STATUS.  Each Member or transferee of an Interest from a Member that is admitted to the Fund in accordance with this Agreement shall certify, upon admission to the Fund and at such other time thereafter as the Board may request, whether he or she is a “United States Person” within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 30 days of any change in such Member’s status.  Any Member who shall fail to provide such certification when requested to do so by the Board may be treated as a non-United States Person for purposes of U.S. federal tax withholding.

9.14     SEVERABILITY.  If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law.  If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

9.15     ENTIRE AGREEMENT.  This Agreement (including the Schedule attached hereto which is incorporated herein) constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

9.16     DISCRETION.  To the fullest extent permitted by law, whenever in this Agreement, a person is permitted or required to make a decision: (a) in its “sole discretion” or “discretion” or under a grant of similar authority or latitude, such person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Members; or (b) in its “good faith” or under another express standard, then such person shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated herein or by relevant provisions of law or in equity or otherwise.

9.17     COUNTERPARTS.  This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSES SET FORTH IN SECTION 9.6 AND THE CONFIDENTIALITY CLAUSES SET FORTH IN SECTION 9.12.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

ROCHDALE HIGH YIELD ADVANCES FUND LLC

Name:	Garrett R. D’Alessandro
Title:	Initial Manager

ADDITIONAL MEMBERS:

Each person who has signed or has had signed on its behalf a Member Signature Page, which shall constitute a counterpart hereof.

SCHEDULE I

The undersigned understand and agree to the provisions of this Agreement pertaining to the obligations of Managers.

Carl Acebes 570 Lexington Avenue New York, NY 10022	Signed: _____________________________ Date: November 4, 2010

Maxime C. Baretge 570 Lexington Avenue New York, NY 10022	Signed: _____________________________ Date: November 4, 2010

Jerry Roland 570 Lexington Avenue New York, NY 10022	Signed: _____________________________ Date: November 4, 2010

Thomas J. Volpe 570 Lexington Avenue New York, NY 10022	Signed: _____________________________ Date: November 4, 2010

APPENDIX B

COMPOSITION OF THE POOL OF UNDERLYING CONTRACTS

As discussed above under “About the Pool of Underlying Contracts,” Litigation Proceeds Purchase Contracts chosen for inclusion in the pool of Underlying Contracts must meet certain criteria agreed upon by the Advisor and Peachtree Northeast.  In the Purchase and Sale Agreement, Peachtree Northeast will represent that each of those contracts meets certain eligibility criteria, which are described above under “About the Pool of Underlying Contracts – Eligibility Criteria.”

The Advisor has also imposed certain additional criteria regarding the overall composition of the pool.  As explained above under “About the Pool of Underlying Contracts – The Advisor’s Selection Criteria,” these criteria:

•	limit the percentage of the pool that can be represented by contracts relating to certain types of legal claims; and

•
require a certain level of diversification in the pool with respect to, among other things, the types of claims involved, the procedural status of the claims (i.e., whether it is still pending or whether there has already been a settlement or judgment in favor of the Claimant), and the Represented Jurisdictions for the related claims.

The Advisor’s selection criteria are intended to help mitigate certain risks that relate to the specific nature of the pool composition.  These risks are highlighted and explained in more detail above under “Risk Factors – Principal Risk Factors Relating to the Underlying Contracts.”

As explained above, on January 31, 2011, the Advisor and Peachtree reached agreement as to which contracts would be included in the Eligible Contracts Pool.  The pool of Underlying Contracts that will ultimately actually be transferred to Dura Trust and back the Portfolio Note will be drawn from the Eligible Contracts Pool.  The parties have agreed that the pool ultimately selected will match the descriptions provided below in all material respects.

Unresolved vs. Resolved Claims

The vast majority of the Underlying Contracts (between 87 and 92%*) will consist of Claimant Purchase Contracts and Attorney Purchase Contracts involving unresolved claims.  The remaining 8 to 13%* will include contracts involving claims as to which either there has already been a settlement agreement (6 to 9%*) or a judgment in favor of the Claimant (2 to 4%*).

In summary:

Unresolved vs. Resolved Claims

Unresolved claims	87-92%*
Settlement agreements	6-9%*
Judgments	2-4%*

* Percentages are based on the anticipated Face Value of the Underlying Contracts described.

Nature of Legal Claim in Unresolved Claims

Three types of claims will predominate in the pool of Underlying Contracts:  Auto, Worker Injury, and Premises.  (These categories are defined below.)  In the aggregate, these three categories are expected to constitute over 65%* of the pool of Underlying Contracts, with Auto being the largest segment by far (46 – 51%*).  With the exception only of the Employment category, all of the contracts involve some type of physical, personal injury.

Although the factual bases for individual cases may overlap one or more claim type, cases have been classified based upon the principal legal considerations underlying the case.  For example, an injury involving an automobile accident which occurs in the context of an employer/employee relationship would be categorized as Worker Injury rather than Auto

Set forth below is a description of the different types of legal claims represented by the contracts involving unresolved claims:

Auto – Claims in this category generally involve a serious injury suffered in an automobile accident, meaning that the Claimant’s injury was caused by a collision of two cars, or a car striking a fixed object, or a car hitting a pedestrian.  The Claimant may have been a passenger, driver or a pedestrian.  A small subset of these cases (Uninsured Auto) involve instances where the owner or driver of the car responsible for the injury was either uninsured or underinsured. In these cases, collection is expected to come from a special fund created by the state for that purpose.

Worker Injury – Claims in this category involve serious injuries suffered on a jobsite, where there is an allegation that the laborer was not protected by adequate safety measures.  A few examples of the sorts of injuries involved in these claims include (but are not limited to): falling from a ladder, falling in excavations or other openings (i.e., floors, elevator shafts); and collapsing or falling scaffolding.  The Claimant may or may not have been able to return to work following injury.  A portion of these claims (Workers Comp) involve claims subject to the workers’ compensation system.  This category also included claims (Labor Law) that are pressed directly against the employer.

Premises – This category includes claims in which the Claimant was seriously injured on someone else’s property due to some faulty condition existing there. Injury types include (but are not limited to) injuries  due to a wet or slippery condition on a sidewalk or an interior portion of a building (Slip and Fall); being struck by a falling object; or otherwise being injured due to unsafe conditions such as lack of lighting in a high crime area. The cases underlying these claims generally assert that a property owner is liable in these types of cases because the owner knew of the dangerous situation or should have known of it, but ignored it or did nothing to correct the problem.

Medical Malpractice – In these cases, the Claimant was seriously injured during medical treatment or a medical procedure due to, for example: lack of skill of the doctor; misdiagnosis of a medical condition; or misinterpretation of medical tests or films/images.  In other instances, the Claimant agreed to a procedure or treatment without having been adequately advised of all the risks.

Product Liability – In these cases, the Claimant suffered a serious injury arising out of the use of a product where the manufacturer, distributor, retailer, supplier, or other relevant Adverse Party failed to adequately warn of potential dangers about the product, or the product has a design defect or a manufacturer’s defect.

Employment – These cases generally involve claims that the Claimant was fired from his or her employment or was discriminated against or mistreated for improper reasons or in breach of an employment agreement.

Death – In these cases, the Claimant has a cause of action and the right to an award due to a death resulting from a serious injury or medical malpractice. The cause of action may fall into one of the other case types described, such as Worker Injury, Premises, Medical Malpractice or Product Liability. The Claimant can be the estate of the deceased, a family member or some other person with a right to sue.

All Others – The rest of the Pool of Underlying Contracts (less than 1%) includes various other types of claims that do not fall into any of the above categories.  No one of these types represents more than 0.25% of the total Pool of Underlying Contracts.

Anticipated Underlying Claim Type, as Percentage of the Entire Pool of Underlying Contracts**

Total Auto	46 to 51%*
Uninsured or Underinsured Motorist	.5 to 1.5%*
Total Worker Injury	15 to 20%*
Workers Comp	1 to 3%*
Labor law	14 to 17%*
Total Premises	12 to 16%*
Slip and Fall	3 to 6%*
Medical Malpractice	6 to 9%*
Death	1 to 2%*
Product Liability	.5 to 1.5%*
Employment	.5 to 1.5%*
All Others	.5 to 1%*

*  Percentages are based on the value of the advance (Purchase Prices plus accrued interest) of the Underlying Contracts described.

**Although there is overlap among Death cases and Worker Injury, Premises, Medical Malpractice and Product Liability cases, if Death cases were redistributed to the relevant cause of action categories, the maximum percentage numbers in the table would increase by, at most, 2.

Contract Obligors

It is anticipated that approximately 95%* of the contracts in the pool of Underlying Contracts will have been entered into with the Claimant.  The rest of the contracts are expected to be Attorney Purchase Contracts.

Anticipated Obligors

Contracts with Claimants	95 to 97%*
Attorney Purchase Contracts	3 to 5%*

*  Percentages are based on the anticipated Face Value of the Underlying Contracts described.

Claimant Lawyers

The Pool of Underlying Contracts is expected to be well diversified in terms of Claimant lawyers.  There are expected to be over 1,000 lawyers in the Pool of Underlying Contracts, no one of whom is expected to represent more than 3%* of the pool.  It is anticipated that there will be fewer than three lawyers that individually represent more than 1%* of the pool.

Face Value of Contracts

There are almost 6,000 contracts in the Eligible Contracts Pool.  As of January 31, 2011, over 5% of the Eligible Contracts Pool (based on the aggregate Face Value of the Eligible Contracts Pool calculated as of January 31, 2011) had a January 31, 2011 Face Value of less than $20,000 each.  Less than 7% of the Eligible Contracts Pool consists of contracts with a January 31, 2011 Face Value of over $250,000 each.  The anticipated composition of Underlying Contracts in the Pool of Underlying Contracts, based on Face Value, is described below:

Anticipated Face Value of Contracts in Pool of Underlying Contracts

$0 - $5,000	15 to 18%
21 to 24%	$5,000 - $10,000
18 to21%	$10,000 - $20,000
7 to 10%	$20,000 - $30,000
6 to 9%	$30,000 - $50,000
5 to 8%	$50,000 - $100,000
4 to 7%	$100,000 - $150,000
8 to 10%	$150,000 - $250,000
Above $250,000	6 to 8%

As described above in this Offering Memorandum, Litigation Proceeds generated by the Underlying Contracts (if any) are limited by the amount ultimately collected by the Claimant and or the Claimant’s attorney.  These Underlying Contracts may also sometimes be subject to prior claims or liens.  For these and a variety of reasons, the Servicer may negotiate reduced payments on contracts from time to time.  See “About The Collateral And The Fund’s Security Interest-- The Security Interest; Extent of Collateral” above in the Offering Memorandum above for further information about the Historical Net Loss Rate.

Purchase Price of Contracts as a Percentage of Anticipated Recovery

As noted above in the Offering Memorandum, generally Peachtree Northeast advances up to 15%, and rarely more than 20%, of the net amount expected to be received by the Claimant (or the Claimant’s attorney in cases of Attorney Purchase Contracts) in an unresolved claim but Peachtree Northeast may make exceptions if, in its sole discretion, the merits of the case justify a higher funding level.  Where there has already been a judgment or settlement in favor of the Claimant, Peachtree Northeast may advance up to 50% of the net amount expected to be received by the Claimant (or the Claimant’s attorney in cases of Attorney Purchase Contracts).  Advances are frequently made to both the Claimant and the attorney with respect to the same case.

Represented Jurisdictions

Seventy-five percent or more of the contracts in the Eligible Contracts Pool involve claims where the Claimant resided or the claim was filed in one of four states (New York, California, Florida, and New Jersey), with New York being by far the greatest Represented Jurisdiction.  As described in the Offering Memorandum, the legal risks associated with Litigation Proceeds Purchase Contracts are driven almost entirely by state law, and therefore vary among jurisdictions.  The chart below lists the states anticipated to be most prominently represented in the pool of Underlying Contracts.

Anticipated Represented Jurisdictions

NY	53 to 57%*
FL	11 to 15%*
NJ	5 to 9%*
CA	5 to 9%*
TX	3 to 5%*
PA	2 to 4%*
GA	1 to 3%*
CT	1 to 3%*
VA	1 to 3%*
NV	.75 to 1.5%*
SC	.75 to 1.5%*
MD	.75 to 1.5%*
All others	3 to 5%*

*	Percentages are based on the anticipated Face Value of the Underlying Contracts described.

Adverse Parties and their Insurers

The Eligible Contracts Pool is highly diversified in terms of Adverse Parties.  The City of New York is the most prominent Adverse Party in the pool, but these contracts still represent less than 2%* of the Eligible Contracts Pool, on a dollar basis.

Insurers are somewhat more concentrated.  Over 40%* of the Eligible Contracts Pool, on a dollar basis, consists of contracts involving the same 10 insurers.  Set forth below is the anticipated percentage representation of each of these insurers in the pool of Underlying Contracts:

Anticipated Representation of Prominent Insurers

City of New York	8 to 10%*
State Farm	5 to 8%
Zurich	4 to 7%
GEICO	4 to 7%*
Allstate	4 to 7%*
Travelers	4 to 7%
ACE	2 to 5%
State of New York	2 to 5%
Liberty	2 to 5%
Progressive	2 to 5%
All Others	50 to 60%**

*	Percentages are based on the anticipated Face Value of the Underlying Contracts described.

**	No other individual insurance carrier represents more then 1.5%.

The Multiplier Factor

As explained above under “About Litigation Proceeds Contracts,” the Additional Amount is generally a specific percentage (X%, the “Multiplier Factor”) of the Purchase Price per six month period, or portion of a six month period.  The Multiplier Factor does not compound.  For example, if the Purchase Price were $100,000 and the Multiplier Factor were 15% per six month period, and the Purchase Price had been paid to a Claimant on January 1, 2005, then the Additional Amount would be:

•	on January 2, 2005, 15% x $100,000, or $15,000;
•	on August 2, 2005, 15% x $100,000 x2, or $30,000;
•	on January 2, 2008, 15% x $100,000 x7, or $105,000.

The Multiplier Factor varies among contracts.  The table below describes the Multiplier Factors most prevalent in the Eligible Contracts Pool.

Multiplier Factors That Predominate in the Pool

Multiplier Factor Per Six Month Period	Approximate Percentage of Aggregate Face Value of Eligible Contracts Pool as of January 31, 2011
7.5%*	2.2%
10%	50%
12.5%**	32.2%
15%	6.4%
17%*	7.1%

*	includes certain contracts (aggregate Face Value of $300,000) for which the initial rate is 5% for the first 90 days.

**	includes certain contracts (aggregate Face Value of approximately $1.4 million) for which the initial rate is 7.5% for the first 90 days.

ROCHDALE HIGH YIELD ADVANCES FUND LLC (“THE FUND”)

STATEMENT OF ADDITIONAL INFORMATION

The investment objective and principal investment strategies of Rochdale High Yield Advances Fund LLC (“the Fund”), a Delaware limited liability company, are set forth in the Offering Memorandum.  The Fund invests all or substantially all of its investable assets in the Portfolio Note issued by DR SPE, LLC (the “SPE”), as set forth in the Offering Memorandum for the Fund.

Units of the Fund are sold by RIM Securities LLC (“Distributor”), the Fund’s distributor, to clients and customers (including affiliates and correspondents) of Rochdale Investment Management LLC (“Rochdale” or the “Advisor”), the Fund’s investment adviser, and to clients and customers of other organizations.

The Units are not registered under the Securities Act of 1933, as amended (“Securities Act”) and are being offered in accordance with an exemption from registration afforded by Section 4(2) of the Securities Act and Regulation D promulgated thereunder.  Accordingly, the Units will be available only to investors who are “accredited investors” within the meaning of such regulation.  No investor will be permitted to purchase Units unless a completed and executed subscription agreement is submitted to, and approved by, the Fund.  Additionally, investors that purchase Units of the Fund will be bound by the terms and conditions of the Operating Agreement, including limits on transferability of the Units.

The Fund’s Offering Memorandum, which is dated of even date herewith, provides the basic information investors should know before investing.  This Statement of Additional Information (“SAI”), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund.  The SAI should be read in conjunction with the Offering Memorandum.  You may request a copy of the Offering Memorandum or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Fund’ s Distributor at 1-800-245-9888.  This SAI is not an offer of the Fund to investors who have not received the Offering Memorandum.  Capitalized terms not otherwise defined in this SAI have meanings accorded to them in the Fund’s Offering Memorandum.  The financial statements for the Fund, which consist of the Fund’s initial Statement of Assets and Liabilities are included in this SAI.

The date of this SAI and the related Offering Memorandum is __________, 2011.

TAX STATUS	15
CALCULATION OF FEES	19
LEGAL COUNSEL	19
FINANCIAL STATEMENTS	20
APPENDIX A	21

GENERAL

Rochdale High Yield Advances Fund LLC (the “Fund”) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified, management investment company.  The Fund was organized on October 25, 2010.  The Fund’s investment objective is to seek current income by investing in a promissory note secured by interests in instruments referred to in the Offering Memorandum as “Litigation Proceeds Purchase Contracts.” This Statement of Additional Information and the Offering Memorandum to which it relates describe the offering of units of interest (“Units”) of the Fund.  All such Units, when issued, will be validly issued and fully paid and are not subject to any obligation to make any additional contribution to the capital of the Fund.  Unitholders will have no preemptive or other rights to subscribe to any additional units or other securities.  The Units will be offered at net asset value without a sales charge.  Although the Fund may offer to repurchase Units from time to time, no Unitholder will have the right to require the Fund to redeem any Units.  The Units are subject to mandatory redemption under certain circumstances described in the Offering Memorandum under “Summary of the Operating Agreement.”  Unitholders (sometimes referred to herein as “Members”) will be bound by the terms and conditions of the Fund’s Operating Agreement.

The Fund intends to invest substantially all of its investable assets in an asset-backed note (the “Portfolio Note”) issued by a special purpose entity, DR SPE, LLC (the “SPE”).  The SPE is wholly-owned by Peach Holdings, LLC.  The specific pool of Litigation Proceeds Purchase Contracts that backs the Portfolio Note is referred to herein as the “Underlying Contracts.”  It is expected that dividends paid to the Unitholders will normally consist of both interest and return of capital due to the repayment terms of the Portfolio Note and the expected timing for proceeds to be received on the Underlying Contracts.  However, the Portfolio Note will not be repaid on an amortized basis, and whether quarterly distributions will include any return of capital depends upon whether proceeds have been collected on Underlying Contracts, and if so, whether such amount exceeds the interest owed by the SPE on the Portfolio Note.  The Portfolio Note is not registered under the Securities Act or the securities or “blue sky” laws of any state or other jurisdiction.  Reoffers, resales or other transfers of the Portfolio Note by the Fund may be made only by a valid registration statement or pursuant to an exemption from the registration requirements of the Securities Act.  Currently, no trading market exists for the Portfolio Note, and no assurance can be given as to the development or liquidity of any trading market for the Portfolio Note in the future or that any such market would continue for the life of the Portfolio Note.  Accordingly, the Portfolio Note and the SUBI Certificate are generally considered illiquid.  Valuation of such instruments is difficult and requires that a good faith “fair value” be assigned to each instrument after careful examination of a range of tangible and intangible inputs and, even when appropriate valuation methodologies are fully carried out, there can be no assurance that such instruments can be sold at the values at which they may be carried.

Notwithstanding the foregoing, the Fund is authorized to sell some or all of the Portfolio Note if, in the judgment of the Fund’s investment adviser, Rochdale Investment Management LLC (“Advisor”), such a sale would be in the interests of the Fund or the Unitholders, although under the terms of the Portfolio Note, the Fund may not subdivide the Portfolio Note or sell fractions of it without the permission of the SPE.

Investment in the Portfolio Note involves special risks.  The Units will neither be listed on any securities exchange nor traded in a secondary market.  The Units are also subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the limited liability company agreement (“Operating Agreement”) of the Fund and applicable law.  The Units are not redeemable at an investor’s option nor will they be exchangeable for interests of any other fund, as the Fund is a closed-end investment company.  As a result, an investor generally will not be able to sell or otherwise liquidate his or her Units.  Investors that purchase Units of the Fund will be bound by the terms and conditions of the Operating Agreement, including limits on transferability of the Units.  A copy of the Operating Agreement is attached as Appendix A to the Offering Memorandum.

INFORMATION ABOUT THE PORTFOLIO NOTE

The Portfolio Note represents obligations of the SPE, a limited liability company organized under Delaware law and wholly-owned by Peach Holdings, LLC.  The SPE has been organized for limited purposes, which are substantially limited to issuing the Portfolio Note, holding the SUBI Certificate, entering into financing transactions with respect thereto, and other activities incidental to and necessary or convenient for the accomplishment of such purposes.  The address of the SPE and its parent, Peach Holdings, LLC, is 3301 Quantum Boulevard, 2nd Floor, Boynton Beach, Florida 33426-8622.  The telephone number of such office is 561-962-3900.

INFORMATION ABOUT THE COLLATERAL

The following information supplements information included in the Offering Memorandum under the heading “About the Collateral And The Fund’s Security Interest” in the Offering Memorandum.

Before entering into any Underlying Contract, Peachtree Funding Northeast, LLC applies a detailed screening process to ensure that potential Claimants (and Defendants) satisfy qualification criteria.  That basic screening process is outlined under the heading “About the Pool of Underlying Contracts” in the Offering Memorandum.

ADDITIONAL INFORMATION ON INVESTMENT MATTERS

Investment Restrictions.  The Fund’s fundamental investment policies may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the Units represented at a meeting at which more than 50% of the outstanding Units are represented or (ii) more than 50% of the outstanding Units.

As a matter of fundamental investment policy, the Fund:

1.	Will not issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

2.	Will not borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

3.
Will not invest in real estate, except that the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment funds and mortgage-backed securities.

4.
Will not make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

5.	Will not invest in physical commodities or contracts relating to physical commodities.

6.	Will not act as an underwriter, except as it may be deemed to be an underwriter in a sale of securities held in its portfolio.

7.
Will not make short sales of securities, maintain a short position, or purchase securities on margin, provided that this restriction shall not preclude the Fund from obtaining such short-term credits as may be necessary for the clearance of purchases and sales of its portfolio securities, and provided further that this restriction will not be applied to limit the use by the Fund of options, futures contracts and similar derivative financial instruments in the manner described in the Fund’s Offering Memorandum.

8.
Will concentrate its investment in the factoring and litigation proceeds purchase contracts industry, except in the event that the Portfolio Note is sold and/or the Fund is liquidated.  For this purpose, the Portfolio Note is deemed to be investments in such industry.

All other investment policies of the Fund, as well as the Fund’s investment objective, are not fundamental and may be changed by the Board of Managers without prior approval of the Fund’s outstanding voting shares.

An investment restriction applicable to a particular Portfolio shall not be deemed violated as a result of a change in the market value of an investment, the net or total assets of that Portfolio, or any other later change provided that the restriction was satisfied at the time the relevant action was taken.  In order to permit the sale of its Units in certain states, the Fund may make commitments more restrictive than those described above.  Should the Fund determine that any such commitment may no longer be appropriate, the Board will consider whether to revoke the commitment and terminate sales of its shares in the state involved.

Asset Coverage Requirements Under The 1940 Act.  As indicated above, the Fund is permitted to use leverage, including borrowing from a bank and issuing senior securities, although it does not presently intend to do so.  Under the 1940 Act, the Fund would have to have asset coverage (as defined in the 1940 Act) of at least 300% with respect to indebtedness and at least 200% with respect to preferred stock issued.  Other restrictions will also apply.  The Fund’s willingness to use leverage, and any amount it will borrow, will depend on many factors, the most important of which are the Advisor’s investment outlook, market conditions, and interest rates.  Successful use of leverage will depend on the ability of the Advisor to analyze interest rates and market movements, and there is no assurance that a leverage strategy will be successful during any period in which it is employed.

Subject to the maximum limits on borrowing under the 1940 Act mentioned above, the Board may modify its leverage/borrowing policies, including the percentage limitations, the purposes of leverage/borrowings, and the length of time that it may hold portfolio securities purchased with borrowed money.  The rights of lenders, if any, to receive payments of interest or repayments of principal will be senior to those of the Members, and the terms of any use of leverage/borrowings may contain provisions that limit certain activities of the Fund.  The Fund does not expect to issue debt or preferred shares.

CODE OF ETHICS

The Fund, the Advisor and the Distributor each has adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Fund, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). The Advisor’s codes of ethics allow personnel to invest in securities for their own account, but require compliance with each code’s pre-clearance requirements and other restrictions including “blackout periods” and minimum holding periods, subject to limited exceptions. There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined on the Internet from the SEC’s website at www.sec.gov. In addition, each code of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

MANAGEMENT OF THE FUND

The Board of Managers exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.  Three of the four individuals who serve on the Board are individuals who are not “interested persons” of the Fund, as that term is defined in the 1940 Act.  These individuals are referred to as “Independent Board Members.”  Individual members of the Board are not required to contribute to the capital of the Fund or to hold Units of the Fund.  The identity of the members of the Board and brief biographical information regarding each such individual during the past five years is set forth below.

Interested Board Members and Officers.
Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Carl Acebes 570 Lexington Avenue New York, NY 10022 Date of birth: 8/27/46	Chairman and Board Member	Since Inception	Chairman and Chief Investment Officer of Rochdale Investment Management LLC	11	None

Garrett R. D’Alessandro 570 Lexington Avenue New York, NY 10022 Date of birth: 11/27/57	President and Secretary	Since Inception	President, Chief Executive Officer and Director of Research of Rochdale Investment Management LLC	N/A	N/A

Edmund Towers 570 Lexington Avenue New York, NY 10022 Date of birth: 12/20/57	Treasurer	Since Inception	Chief Financial Officer, Rochdale Investment Management LLC since July 2005; Chief Financial Officer, Daiwa Securities America Inc. December 1986 to June 2005	N/A	N/A

Kurt Hawkesworth 570 Lexington Avenue New York, NY 10022 Date of birth: 9/13/71	Chief Compliance Officer	Since Inception	Senior Executive Vice President General Counsel, Rochdale Investment Management LLC	N/A	N/A

Independent Board Members.
Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Maxime C. Baretge3 570 Lexington Avenue New York, NY 10022 Date of birth: 9/18/40	Board Member	Since Inception	President, P.A. Pommares Agencies, S.A. (luxury goods distribution)	11	None

Jerry Roland 570 Lexington Avenue New York, NY 10022 Date of birth: 10/31/36	Board Member	Since Inception	Retired; Previously was a Consultant, Credit Suisse-First Boston (securities and investment banking)	11	None

Thomas J. Volpe 570 Lexington Avenue New York, NY 10022 Date of birth: 12/22/35	Board Member	Since Inception	Private Investor. Past Senior Advisor, Babcock & Brown, (financial services) Senior Vice President Financial Operations, The Interpublic Group of Companies, Inc., 1986 to 2001	11	e-Smart Technologies Inc.

The Board members’ overall responsibility for identifying and overseeing the operational, business and investment risks inherent in the operation of the Fund is handled by the Board as a whole and by the Board’s Audit Committee, particularly with respect to valuation and accounting matters.  To assist them in carrying out their oversight responsibilities, the Board Members receive, in connection with each of the Board’s regular quarterly meetings, regular reports from the Fund’s Administrator with respect to portfolio compliance, fund accounting matters and matters relating to the computation of the Fund’s net asset value per share.  The Board members also receive reports, at least quarterly, from the Fund’s Chief Compliance Officer or “CCO.”  These reports, together with presentations provided to the Board at its regular meetings, are designed to keep the Board informed with

3 Mr. Baretge is a non-resident Independent Board Member of the Fund and has authorized Rochdale to accept service of process at the address indicated for the Fund.

respect to the effectiveness of the Fund’s overall compliance program including compliance with stated investment strategies, and to help ensure that the occurrence of any event or circumstance that may have a material adverse effect on the Fund are brought promptly to the attention of the Board and that appropriate action is taken to mitigate any such adverse effect.  Additionally, the full Board annually receives a report from the Fund’s CCO and the full Board (and, at the discretion of the Independent Board Members, the Independent Board Members separately) meets with the CCO for the purpose of discussing the extent to which the Fund’s overall compliance program is reasonably designed to detect and prevent violations of the federal securities laws and assessing the effectiveness of the overall compliance program.  Additionally, both the Board, and the Audit Committee (or Audit Committee Chair) meet at least annually with the Fund’s independent public accounting firm.  The overall small size of the Board (with only four members) assures significant participation by every Board member, so that no separate role for a “lead” Independent Board Member has been deemed necessary

The three Independent Board Members identified in the tables above have served together on the Boards of funds in the Fund Complex for 6 years.  Taken as a whole, the Board represents a broad range of business and investment experience, as well as professional skills.  Mr. Acebes is the founder and Chief Investment Officer of Rochdale Investment Management and has over 40 years of experience in the investment management field as an analyst, portfolio manager, chief investment officer and chief executive officer.  Mr. Baretge has extensive international business experience in the United States, Europe and the West Indies, including serving as the President of an international luxury goods distribution company for over 25 years.  Mr. Roland, who was a certified public accountant, has more than 30 years of experience in the securities industry including service as a Chief Financial Officer.  Mr. Volpe, who was a certified public accountant, has 50 years of experience in the financial services field, including prior service as a director for several businesses and one other investment company.

Committees of the Board.  The Board has four standing committees as described below.

Audit Committee.  The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Fund, respectively, and meets at least once annually. The three Independent Board Members comprise the Audit Committee.

Nominating Committee.  The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Board membership as is considered necessary from time to time and meets only as necessary. The Nominating Committee has not held any meetings during the last fiscal year. The three Independent Board Members comprise the Nominating Committee. There are no policies in place regarding nominees recommended by Members or interest holders of the Fund.

Valuation Committee.  The Valuation Committee is responsible for (1) monitoring the valuation of the Fund’s investments and other securities, respectively; and (2) as required, when a full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board. The Valuation Committee meets as necessary when a price is not readily available. The Valuation Committee is comprised of Garrett D’Alessandro and Carl Acebes.  Ex Officio members are Edmund Towers and Kurt Hawkesworth.

Executive Committee.  Mr. Roland and Mr. Volpe constitute the Board’s Executive Committee and are authorized to act on behalf of the Board to the extent consistent with the Operating Agreement and applicable law.

Board Member Ownership of Securities.  The dollar range of equity securities owned by each Board member is set forth below.4

4 The term “owned” used in the table above means beneficial ownership as determined in accordance with Rule 16a – 1(a)(2) under the Securities Exchange Act of 1934, as amended. The dollar ranges of equity securities reflected in the table above are as follows: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; or over $100,000.

Name	Dollar Range Of Equity Securities Owned In The Fund As Of December 31, 2010	Aggregate Dollar Range Of Equity Securities Owned In All Registered Investment Companies Overseen By Board Members In Family Of Investment Companies As Of December 31, 2010
Independent Board Members

Maxime C. Baretge	None	None

Jerry Roland	None	Over $100,000

Thomas J. Volpe	None	Over $100,000

Board Members Who Are “Interested Persons”

Carl Acebes	None	Over $100,000*

* Carl Acebes is one of the primary owners of Rochdale Corporation, which owns shares of the family of investment companies in excess of $100,000

It is anticipated that Board Members may purchase Units of the Fund when they are offered for sale.

Independent Board Member Ownership Of Securities.  The table below provides information regarding the ownership by each Independent Board Member (and his/her immediate family members) of securities of the Advisor or the Distributor, and the ownership of securities in an entity controlling, controlled by or under common control with the Advisor or the Distributor (not including registered investment companies), as of December 31, 2010.

Name	Relationship To Board Member	Company	Title Of Class	Value Of Securities	Percentage Of Class
Maxime C. Baretge	N/A	N/A	N/A	$0	N/A

Jerry Roland	N/A	N/A	N/A	$0	N/A

Thomas J. Volpe	N/A	N/A	N/A	$0	N/A

Compensation.  The Fund pays each Independent Board Member a fee of $500 per Board meeting (including telephonic Board meetings), plus an annual retainer of $3,000.  In addition, the Fund reimburses each of the Independent Board Members for travel and other expenses incurred in connection with attendance at such meetings.  Each Independent Board Member who is a member of the Audit Committee and/or Nominating Committee receives a fee for each meeting attended.  Other officers and Board members of the Fund receive no compensation from the Fund.  No other compensation or retirement benefits are received by any Board member or officer from the Fund.  No other entity affiliated with the Fund pays any compensation to the Independent Board Members.

The Fund is newly organized and has not yet commenced operations.  The following table summarizes compensation expected to be paid by the Fund to Board members, including Committee fees, for the year ending December 31, 2011.

Name	Aggregate Compensation From The Fund	Pension Or Retirement Benefits Accrued As Part Of Fund Expenses	Estimated Annual Benefits Upon Retirement	Compensation From The Fund, And Fund Complex Paid To Board Member
Carl Acebes5	$0	$0	$0	$0

Maxime C. Baretge	$5,000	$0	$0	$27,000

Jerry Roland	$5,000	$0	$0	$27,000

Thomas J. Volpe	$5,000	$0	$0	$27,000

INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor. Under an investment management agreement (“Investment Management Agreement”) with the Fund, the Advisor, a registered investment adviser, provides supervisory advisory services to the Fund, including supervision of the Fund’s investment program. The Advisor’s address is 570 Lexington Avenue, New York, New York 10022-6837.  Subject to general supervision by the Fund’s Board and in accordance with the investment objective, policies, and restrictions of the Fund, the Advisor provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund pursuant to the Investment Management Agreement.  The Investment Management Agreement will continue in effect for two years and, thereafter, only if approved at least annually by the Board.  A discussion of the factors that the Board considered in connection with its review of the Investment Management Agreement will be contained in the Fund’s report to its Unitholders with respect to the six month period in which such Board review occurs.

The Advisor provided the initial capital of $100,000 for the Fund and, as a result holds 100 Units of the Fund.  As of the date of this SAI, the Advisor owned 100% of the outstanding Units of the Fund.  The Advisor may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Units of the Fund.  The Advisor or an affiliate is expected to serve as the general partner of a British Virgin Islands partnership investing exclusively in the Fund.

The Advisor shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund.  Without limiting the generality of the foregoing, the Advisor shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Fund’s Board of Managers; (iii) vote proxies for the Fund (if applicable), file Section 13 ownership reports for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish such reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets as may be reasonably requested by the Fund; and (vi) render to the Fund’s Board of Managers such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Managers.

Under the Investment Management Agreement, the Fund is responsible for other expenses, including fees payable to the Advisor and to any consultants; legal expenses; auditing and accounting expenses; telephone, telex, facsimile, postage, and other communications expenses; taxes and governmental fees; fees, dues, and expenses incurred by the Fund or with respect to the Fund in connection with membership in investment company trade

5 Mr. Acebes is Chairman and Chief Investment Officer of the Advisor. As an interested person, Mr. Acebes receives no compensation from the Fund for his duties as a Board member or officer.

organizations; costs of insurance relating to fidelity coverage for the Fund’s officers and employees; fees and expenses of the Fund’s administrator and any custodian, sub custodian, transfer agent, and registrar, or distribution disbursing agent or any other agent of the Fund; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers, and other specialists, if any; expenses of preparing certificates and other expenses in connection with the issuance, offering, distribution, sale, or underwriting of securities issued by the Fund; expenses of registering or qualifying its issued securities for sale; expenses relating to investor and public relations; freight, insurance, and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of preparing and distributing prospectuses, SAIs, reports, notices, and distributions to Members; costs of stationery; costs of Members’ and other meetings; and litigation expenses.

With respect to the operation of the Fund, the Advisor shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the maintenance of the Fund’s principal office, (ii) the expenses associated with the performance of its services hereunder, other than the expenses assumed by other service providers to the Fund (including affiliates of the Advisor); and (iii) the costs of any special Board of Managers meetings or unitholder meetings convened for the primary benefit of the Advisor.  If the Advisor has agreed to limit the operating expenses of the Fund, the Advisor shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

The Investment Management Agreement further provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under such agreement. The Investment Management Agreement also provides that the Advisor will allocate purchase and sale opportunities, which are suitable for more than one client of the Advisor, in an equitable manner.

Services Fees. The Advisor also provides certain additional management services to the Fund pursuant to a separate services agreement.  The Fund will pay the Advisor a servicing fee at an annual rate equal to 0.25% of the Fund’s month-end net asset value, before giving effect to any repurchases of Units by the Fund, for providing these management services.  The Fund pays the Advisor these servicing fees on a monthly basis, in arrears, on or before the tenth (10th) day of each calendar month, calculated on the total net asset value of the Fund as of the last business day of the preceding month.

Under the servicing agreement, services provided include, but are not limited to: (i) coordinating the activities of the Fund and of all other service providers; (ii) making available appropriate individuals to serve as executive officers of the Fund, upon designation as such by the Board, including a Chief Executive Officer and Chief Financial Officer; (iii) subject to Board approval and as contemplated under Rule 38a-1 of the 1940 Act, furnishing to the Fund the services of an individual qualified to serve as the Fund’s Chief Compliance Officer and providing such individual with all such staff support and other resources as may be necessary to such Chief Compliance Officer in carrying out the duties of such office; and (iv) performing such other services for the Fund as may be mutually agreed upon by the parties from time to time.

Independent Registered Public Accounting Firm.  O’Connor Davies Munns & Dobbins, LLP, located at 60 East 42nd Street, New York, NY 10165, is the independent registered public accounting firm for the Fund and in such capacity will audit the Fund’s annual financial statements and financial highlights. When available, the Fund will furnish, without charge, a copy of its Annual and Semi-Annual Reports to Members upon request to the Fund. Members may write to 570 Lexington Avenue, New York, New York 10022-6837 or call 1-800-245-9888.

Custodian and Administrator.  U.S. Bank, N.A., located at 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212, is the Fund’s Custodian.  U.S. Bancorp Fund Services LLC, provides administrative, transfer agent and fund accounting services.  As transfer agent, U.S. Bancorp Fund Services LLC, has agreed to provide the following services, among others:  maintain the register of Unitholders and enter on such register all issues, transfers, and repurchases of Units for active and closed accounts according to the 1940 Act; assist the Fund’s accountants in the preparation of, and mail, tax forms; handle telephone calls and correspondence of

Unitholders; control and reconcile Units; mail and tabulate proxies for Unitholder meetings; mail prospectuses; process payments; and confirm account activity.

The Administration Servicing Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Board; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, Unitholder reports and other regulatory reports or filings required of the Fund; prepare all required filings necessary to maintain the Fund’s ability to sell Units in all states where it intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., annual reports) required to be sent to Unitholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Fund’s servicing agents (i.e., custodian, fund accountants, etc.); review and adjust as necessary the Fund’s expense accruals; maintain and preserve certain books and records; calculate the net asset value of the Fund; and perform such additional services as may be agreed upon by the Fund  and the Administrator.

For its services, the Administrator is entitled to receive an annual fee from the Fund in the amount of:  0.08% of the first $150 million of the Fund’s aggregate assets; 0.06% of the next $150 million of the Fund’s aggregate assets; and 0.04% of the Fund’s aggregate assets above $300 million.  This fee is subject to an annual minimum fee of $125,000 for services provided during the Fund’s first fiscal year and $80,000 for services provided in the Fund’s second fiscal year.  There is no minimum annual fee for services provided during the Fund’s third and later fiscal years.  The Fund pays the Administrator these fees on a monthly basis in arrears.

U.S. Bank, N.A. serves as custodian (sometimes referred to as the “Custodian“) for the Fund pursuant to a Custodian Agreement between the Custodian and the Fund.  The Fund will pay the Custodian an annual fee of $3,000. The Custodian will hold such of the Contract Files as is necessary to evidence the Fund’s ownership of the Portfolio Note and the Fund’s security interest in the Contingent Receivables.

Documents relating to the Underlying Contracts, however, will not be held by the Custodian but will be held by Wells Fargo National Bank as of the Closing Date.

Distributor.  The Distributor, RIM Securities LLC., will act as distributor of the Units during the initial offering and any continuous offering of the Units following the initial offering pursuant to the Distribution Agreement. Pursuant to the Distribution Agreement, the Distributor bears all of its expenses of providing distribution services as described under that agreement. The Fund will assume and pay all charges and expenses of its operations not specifically assumed or otherwise to be provided by the Distributor under the Distribution Agreement. The Fund will pay (or will enter into arrangements providing that others will pay), among other things: (i) all fees and expenses in connection with any registration of the Fund and the Units under federal securities laws and the registration or qualification of Units for sale in the various jurisdictions in which the Fund shall determine it advisable to qualify such Units for sale; and (ii) the cost of preparing and printing of sufficient copies of the Fund’s Offering Memorandum, SAI, and any other sales material (and any supplements or amendments thereto) for existing Members.

The Distribution Agreement continues in effect for two years and from year to year thereafter, so long as such continuance is approved at least annually either (a) by a vote of the Board, including the Independent Board Members who have no direct or indirect financial interest in the Distribution Agreement, or (b) by a “majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act.  The Distribution Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by the Distributor upon 60 days’ written notice.  Termination by the Fund may be by vote of a majority of the Board, and a majority of the Independent Board Members who have no direct or indirect financial interest in the Distribution Agreement, or a “majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act.

PORTFOLIO MANAGERS

The following information supplements the information included in the Offering Memorandum regarding the individual portfolio managers of the Advisor for the Fund.

Garrett D’Alessandro is one of two portfolio managers primarily responsible for the Fund. Mr. D’Alessandro receives an annual salary established by the Advisor. Salary levels are based on the overall performance of the Advisor and not on the investment performance of the Fund. Like the Advisor’s other employees, Mr. D’Alessandro is eligible for a bonus annually. Such bonuses are also based on the performance of the Advisor as a whole and not on the investment performance of the Fund. Additionally, Mr. D’Alessandro is an indirect owner of a substantial portion of the Advisor and, accordingly, benefits from any profits earned by the Advisor.

Mr. D’Alessandro is a portfolio manager for each of Rochdale Investment Trust’s seven investment Portfolios ($530.7 million in assets as of December 31, 2010) as well as 193 other accounts with an aggregate total of $317 million in assets as of December 31, 2010, each of which is subject to a performance-based advisory fee.  Mr. D’Alessandro is responsible for 2 other pooled investments with an aggregate total of $99 million in assets as of December 31, 2010.

Carl Acebes is the other portfolio manager primarily responsible for the Fund. Mr. Acebes receives an annual salary established by the Advisor. Salary levels are based on the overall performance of the Advisor and not on the investment performance of the Fund. Like the Advisor’s other employees, Mr. Acebes is eligible for a bonus annually. Such bonuses are also based on the performance of the Advisor as a whole and not on the investment performance of the Fund. Additionally, Mr. Acebes is an indirect owner of a substantial portion of the Advisor and, accordingly, benefits from any profits earned by the Advisor.

Mr. Acebes is a portfolio manager for each of Rochdale Investment Trust’s seven investment Portfolios ($530.7 million in assets as of December 31, 2010) as well as 93 other accounts with an aggregate total of $45 million in assets as of December 31, 2010, all of which are subject to a performance-based advisory fee.  Mr. Acebes is responsible for 2 other pooled investments with an aggregate total of $99 million in assets as of December 31, 2010.

Under certain circumstances, side by side management of investment accounts and investment companies by the same portfolio manager could give rise to conflicts of interest.  Such conflicts could arise in connection with, for example, the allocation of investment opportunities, aggregation or sequencing of trading orders or cross-trading.  Procedures designed to alleviate any potential conflict of interest have been adopted by the Fund and the Advisor to ensure that neither the Fund nor the investment accounts managed by its portfolio manager are disadvantaged as a result of any conflict of interest that may arise.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund intends to invest substantially all of its assets in the Portfolio Note.  Accordingly, the Fund expects minimal, if any, portfolio turnover.  To the extent transactions are effected for the Fund, the Advisor intends to follow the policies below.

Pursuant to the Advisory Agreement, the Advisor will determine which securities are to be purchased and sold and which broker-dealers are eligible to execute its transactions.  Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of securities also may be made directly from issuers or from underwriters.  Where possible, purchase and sale transactions will be made through dealers (including banks) which specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere.  Dealers and underwriters usually act as principal for their own account.  Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price.  If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing Fund transactions, the Advisor will use its best efforts to choose a broker-dealer capable of providing the services necessary to obtain the most favorable price and execution available.  The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors.  In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that it may lawfully and appropriately use in its investment advisory capacities.  the Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.  Fund transactions may be placed with broker-dealers who sell shares of a portfolio subject to applicable regulations adopted by the Financial Industry Regulatory Authority.

Investment decisions for the Fund will be made independently from those of other client accounts or mutual funds managed or advised by the Advisor.  Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or other of the Advisor’s funds.  In such event, the position of the Fund and such client account(s) or other funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary.  However, to the extent any of these client accounts or other funds seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as is desired, or may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If one or more of such client accounts or other funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between such fund and all such client accounts or other funds in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.  In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

Subject to overall requirements of obtaining the best combination of price, execution, and research services on a particular transaction, the Fund may place eligible Fund transactions through its affiliated broker-dealer, Rochdale Securities Corporation, under procedures adopted by the Board pursuant to the 1940 Act and related rules.

ADDITIONAL INFORMATION ABOUT THE UNITS

No public market exists for the Units, and none is expected to develop.  Units issued by the Fund will not be redeemable and the Fund is under no obligation to repurchase Units, although the Fund reserves the right to do so.

Although the Fund may, in the sole discretion of the Board, exercise its right to make a tender offer for Units, it is not expected that it will do so.  Consequently, Unitholders will not be able to liquidate their investment unless they are able to find a Qualified Investor willing to purchase the Units and to satisfy any transfer requirements established by the Board.

The Fund’s tender offer policy, if executed, may have the effect of decreasing the size of the Fund over time from what it otherwise would have been.  It may result in the Fund incurring indebtedness or otherwise increase the expenses of the Fund.  The Fund is designed primarily for investors with three to four year investment horizons, and is not intended to be a trading vehicle.

In the unlikely event that the Fund exercises its right to make a tender offer for the Units, the manner in which any tender offer is conducted, including the amount that the Fund offers to repurchase during any repurchase offer, will be determined by the Board in its complete and absolute discretion, and in conformity with the Operating Agreement.  The Board in its complete and absolute discretion determines the repurchase amount, and such repurchase amount may be a portion of the Fund’s outstanding Units.  Unitholders whose Units are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate between the time that they submit their repurchase requests and the effective date of the repurchase (i.e., the Repurchase Valuation Date).  Further, repurchases of Units, if any, may be suspended or postponed in the complete and absolute discretion of the Board.

In determining whether the Fund should offer to repurchase Units from Unitholders pursuant to written requests, the Board will consider, among other things, whether any Unitholders have requested that the Fund repurchase Units; the liquidity of the Fund’s assets; the investment plans and working capital requirements of the Fund; the relative economies of scale with respect to the size of the Fund; the history of the Fund in repurchasing Units; the economic condition of the securities markets; and the anticipated tax consequences of any proposed repurchases of Units.

Unitholders must submit requests for repurchase to the Fund or its designated agent in writing.  Repurchases will be limited to Units that have been held for at least six months (or in certain cases, at least two six-month periods) after their initial purchase.  The “Repurchase Request Deadline” will be a date set by the Board occurring no sooner than 20 business days after the commencement of the repurchase offer.  The Board may, in its sole discretion, extend the Repurchase Request Deadline.  Promptly after the Repurchase Request Deadline, the Fund will give to each Unitholder whose Units have been accepted for repurchase a payment consisting of:  (i) cash or a Promissory Note (non-interest bearing and non-transferable) entitling the Unitholder to be paid an amount equal to such percentage of the estimated value of the repurchased Units as may be determined by the Fund Board as of the Repurchase Valuation Date (the “Initial Payment”); and, (ii) if determined to be appropriate by the Fund Board or if the Initial Payment is less than 100% of the estimated value of the repurchased Units, a Promissory Note entitling the Unitholder to be paid an amount equal to the value of the repurchased Units determined as of the Repurchase Valuation Date and based on the results of the annual audit of the Fund’s financial statements, i.e. the “Post-Audit Payment” as set forth below.  The Initial Payment may be in cash and equal to an amount up to 100% of the estimated value of the repurchased Units that will equal the value of the Unitholder’s account or portion thereof based on the Fund’s net asset value as of the Repurchase Valuation Date, after giving effect to all allocations, including, but not limited to, withholding tax, to be made to the Unitholder’s capital account as of such date.  The Repurchase Valuation Date is the last business day of the quarter in which the Repurchase Request Deadline occurs, which will be approximately 65 days after the Repurchase Request Deadline.  The Initial Payment will be made within 30 days after the Repurchase Valuation Date.

A Unitholder whose Units are accepted for repurchase bears the risk that the Fund’s net asset value may fluctuate between the time that they submit their repurchase requests and the Repurchase Valuation Date.  See “Net Asset Valuation” in the Offering Memorandum for more information about this risk of net asset value fluctuation.  Under these procedures, Unitholders will have to decide whether to request that the Fund repurchase their Units, without the benefit of having current information regarding the value of Units on a date proximate to the Repurchase Valuation Date.

The Fund may suspend or postpone a repurchase offer in limited circumstances, but only by a vote of a majority of the Board, including a majority of the Independent Board Members.  These circumstances may include the following:  during a period in which an emergency exists as a result of which it is not reasonably practicable for the Fund to determine the value of the Fund’s net assets; any other periods that the SEC permits by order for the protection of Unitholders; or other unusual circumstances as the Board deems advisable for the Fund and its Unitholders.

If Unitholders request that the Fund repurchase a greater number of Units than the repurchase offer amount as of the Repurchase Request Deadline, as determined by the Board in its complete and absolute discretion, the Fund may repurchase an additional amount of Units not to exceed 2% of the Units outstanding on the Repurchase Request Deadline.  If the Board determines not to repurchase more than the repurchase offer amount or if Unitholders request that the Fund repurchase Units in an amount exceeding the repurchase offer amount plus 2% of the Units outstanding on the Repurchase Request Deadline, the Fund shall repurchase the Units pursuant to repurchase requests on a pro rata basis, disregarding fractions, according to the number of Units requested by each Unitholder to be repurchased as of the Repurchase Request Deadline.

The Fund may maintain cash or borrow money to meet repurchase requests, which would increase the Fund’s operating expenses and would impact the ability of the Fund to achieve its investment objective.

The repurchase of Units is subject to regulatory requirements imposed by the SEC.  The Fund’s repurchase procedures are intended to comply with such requirements.  However, in the event that the Board determines that modification of these repurchase procedures is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Fund’s compliance with applicable regulations or as the Board in its sole discretion deems appropriate.

A Unitholder who tenders some but not all of the Unitholder’s Units for repurchase will be required to maintain a minimum capital account balance of $50,000.  The Fund reserves the right to reduce the amount to be repurchased from a Unitholder so that the required capital account balance is maintained.

TAX STATUS

INTERNAL REVENUE SERVICE CIRCULAR 230 NOTICE.  To ensure compliance with the Internal Revenue Service Circular 230, prospective investors are hereby notified that (a) any discussion of federal tax issues contained or referred to in this prospectus is not intended or written to be used, and cannot be used, by prospective investors for the purposes of avoiding penalties that may be imposed on them under the internal revenue code of 1986, as amended, (the “code”); (b) such discussion is written in connection with the promotion or marketing of the offering described herein; and (c) each investor is advised to consult his own tax advisor concerning his particular circumstances.

The following is a summary of certain aspects of the income taxation of the Fund, and its Members, that should be considered by a prospective member.  The Fund has not sought a ruling from the Internal Revenue Service (the “Service”) or any federal, state, local or foreign authority with respect to any of the tax issues affecting the Fund.  The Fund has not obtained an opinion of counsel with respect to any federal tax issues or characterization of the Fund as a partnership for federal income tax purposes or with respect to any other federal, state, local or foreign tax issues.

This summary of certain aspects of the federal income tax treatment of the Fund is based upon the Internal Revenue Code, judicial decisions, Treasury Regulations (the “Regulations”), and rulings in existence on the date hereof, all of which are subject to change including retroactively.  This summary does not discuss the impact of various proposals to amend the Code that could change certain of the tax consequences of an investment in the Fund.  This summary also does not discuss all tax consequences that may be relevant to a particular investor or to investors that are subject to special treatment under the Federal Income Tax laws, such as insurance companies.

Prospective Members should consult with, and rely solely upon, their own tax advisors in order to fully understand the federal, state, local and foreign tax consequences of an investment in the Fund.

Tax Treatment of the Fund.  The Fund is a Delaware limited liability company that absent an entity classification election to the contrary and absent Code §7704 is classified for U.S. tax purposes as a “partnership.”

It is the intention of the Fund that under the provisions of the Code and the Regulations, as in effect on the date of the Offering Memorandum, as well as under relevant authority interpreting the Code and Regulations, that the Fund both be treated as a partnership for federal income tax purposes and not as an association taxable as a corporation.

Under Section 7704 of the Code, “publicly traded partnerships” are generally treated as corporations for federal income tax purposes.  A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof).  Interests in the Fund will not be traded on an established market.  Regulations concerning the classification of partnerships as publicly traded partnerships (the “Section 7704 Regulations”) provide certain safe harbors under which interests in a partnership would not be considered readily tradable on a secondary market (or the substantial equivalent thereof).  The Fund will attempt to be eligible for those safe harbors.

Section 7704 Regulations include a “redemption or repurchase agreement” safe harbor under which partnership interests can avoid being treated as readily tradable.  The Section 7704 Regulations provide that this safe harbor applies in the case of a “redemption or repurchase agreement” which is defined as “a plan of redemption or repurchase maintained by a partnership whereby the partners may tender their partnership interest for purchase by the partnership, another partner or a person related to another partner.”  The Section 7704 Regulations provide that the transfer of an interest in a partnership pursuant to a redemption or repurchase agreement is disregarded in determining whether interests in the partnership are readily tradable if (1) the redemption or repurchase agreement provides that the redemption or repurchase cannot occur until at least 60 calendar days after the partner notifies the partnership in writing of the partner’s intention to exercise the redemption repurchase right, (2) the redemption or repurchase price is established not more than four times during the partnership’s taxable year, and (3) the sum of the percentage interest in partnership capital or profits transferred during the taxable year of the partnership does not exceed 10% of the total interest in partnership capital or profits, excluding certain transactions.

The Operating Agreement for the Fund establishes a redemption procedure designed to conform to the requirements of the “redemption or repurchase agreement” safe harbor.  It is possible that in operation the Fund will not conform to the safe harbor.  The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbor is disregarded for the purposes of determining whether an interest in a partnership is readily tradable on a secondary market (or the substantial equivalent thereof).  Rather, in such event, the partnership’s status is examined to determine whether, taking into account all the facts and circumstances, the partners are able to buy, sell or exchange their partnership interest in a manner that is comparable, economically, to trading on an established securities market.  A publicly traded partnership is generally taxed as a corporation for federal income tax purposes, but will not be so treated if, for each taxable year which it is classified as a publicly traded partnership, at least 90% of the partnership’s gross income consisted of specified passive income, including interest income, dividends or certain other gains from property held for the production of income qualifying for the 90% passive income exception.

If it were determined that the Fund should be treated as a publicly traded partnership taxable as a corporation for federal income tax purposes (as a result of a successful challenge by the Service, changes in the Code or the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the Fund would be subject to corporate income tax on its taxable income.  Distributions, other than certain redemptions of interests, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Fund, and the Members would not be entitled to report profits or losses realized by the Fund.

As an entity treated as a partnership for income tax purposes, the Fund is not subject to federal income tax.  The Fund will file annual partnership information returns with the Service that will report the results of operations.  Each Member of the Fund will be required to report separately on his income tax return his distributive share of the Fund’s income, gain, loss and deductions.  The amount and time of distributions, if any, will be determined in the sole discretion of the Board.  Except to the extent such Member is exempt from tax, each Member will be taxed on his distributive share of the Fund’s taxable income, regardless of whether he has received distributions from the Fund.

Tax Character of Portfolio Note as Debt in Hands of Fund.  The issuer and the Fund expect the Portfolio Note to be treated as debt for federal, state and local income tax purposes.  Except as described below under the heading “Possible Alternative Treatment of the Portfolio Note” the remainder of the following discussion below assumes that the characterization of the Portfolio Note as debt federal income tax purposes is correct.

Subject to the discussion below, stated interest on the Portfolio Note held by the Fund will be taxable as ordinary income when received or accrued by the Fund in accordance with the Fund’s method of accounting.  In general, when debt instruments have more than a de minimus amount of original issue discount (“OID”), Sections 1271-1275 of the Code require the holder of the debt instrument to include the OID in income on an accrual basis under the constant yield method prescribed by Treasury Regulations (the “OID Regulations”).  OID is generally the excess of the “stated redemption price at maturity” of a debt instrument over the “issue price” of the debt instrument.  The “issue price” of the debt instrument is generally the amount paid for it.  The “stated redemption price at maturity” is generally the sum of all payments to be made under the debt instrument other than payment of interest which constitutes “qualified stated interest”.  As long as the interest under the Portfolio Note held by the Fund constitutes qualified stated interest, it is likely that both the stated redemption price at maturity and the issue price of the Portfolio Note in the hands of the Fund will be equal to the principle amount of the Portfolio Note and that the Portfolio Note will not have any OID.

Under OID Regulations “qualified stated interest” means stated interest that is unconditionally payable at intervals of one year or less during the entire term of the Portfolio Note at a single fixed rate.  The OID Regulations state that interest payments are unconditionally payable only if (i) reasonable remedies exist to compel timely payment, or (ii) the debt instrument otherwise provides terms and conditions that make the likelihood of late payment, other than a late payment that occurs within a reasonable grace period, or non-payment a remote contingency.

The issuer of the Portfolio Note and the Fund intend to take the position that the stated interest on the Portfolio Note constitutes qualified stated interest.  This position is based on the view that reasonable remedies exist to compel payment on the Portfolio Note and the non-payment is a remote contingency.  If the Service successfully asserted that the stated interest under the Portfolio Note does not constitute “qualified stated interest,” such interest would be included in the Portfolio Note stated redemption price at maturity and taxed as OID.  This could impact the tax year in which income is reported.

If the Fund sells a Portfolio Note, the Fund will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the Fund’s adjusted basis in the Portfolio Note.  The adjusted tax basis of a Portfolio Note to the Fund will equal the Fund’s cost of the Portfolio Note increased by any OID previously included in income.  Any such gain or loss will be a capital gain or loss except for gain representing accrued interest.  Capital gain or loss will be long term if the Portfolio Note was held by the Fund for more than one year and otherwise would be short term.  In general, any capital losses realized may be used by a corporate taxpayer only to offset capital gain, and by an individual taxpayer only to the extent of capital gains plus $3,000 of other income.

Possible Alternative Treatment of the Portfolio Note.  If the Service successfully asserted that one or more of the Portfolio Notes held by the Fund do not represent debt for federal income tax purposes, the Portfolio Note might be treated as an equity interest in the issuer.  If so treated, the issuer might be treated as a publicly traded partnership taxable as corporation with its income subject to corporate income tax without the ability to reduce its taxable income by deductions for interest expense on the Portfolio Note recharacterized as equity.  It is possible that even if the issuer is treated as a publicly traded partnership, it might not be taxable as a corporation and taxable as a partnership.  The tax treatment of the Portfolio Note as equity interests in a partnership could have adverse tax consequences to the Fund and to the Members of the Fund.  This could impact both the timing and character of the income.

Taxable Investors in Fund.  For U.S. federal income tax purposes, taxable income of the Fund will generally be allocated to the Members pro rata in proportion to Units held.  It is possible that the Service will seek to reallocate certain items of income in a manner different than the manner in which such items are allocated by the Fund.  The Fund will invest virtually all of its assets in the Portfolio Note and the Fund’s income will consist almost entirely of interest on the Portfolio Note.

Various limitations apply to restrict a Member’s ability to deduct its share of expenses incurred by the Fund.  A Member’s share of any loss will be allowed only to the extent of the adjusted basis of the Member’s interest in the Fund.  IRC §163(d) limits a non-corporate taxpayer’s deduction for “investment interest” to the amount of “net investment income” as defined therein.  This limitation could apply to limited deductibility of a non-corporate Member’s share of any interest deduction of the Fund, as well as the deductibility of interest paid by a non-corporate Member on indebtedness incurred to finance his investment in the Fund.

The Fund’s expenses will be considered investment expenses deductible only under Code §212.  The ability of a Member who is an individual to deduct his share of these investment expenses will be subject to limitations.  Investment expenses will be deductible by a Member who is an individual for regular U.S. income tax purposes, only to the extent that the Member’s share of such expenses, when combined with other “miscellaneous itemized deductions” exceed 2% of the Member’s adjusted gross income for the particular year and are not deductible by the Member for U.S. federal alternative minimum tax purposes.  Expenses that are attributable to the offering and sale of interests in the Fund must be capitalized and cannot be deducted or amortized.  Other organizational expenses of the Fund must be capitalized, but may be amortized.  The amortization period is generally 180 months.  In general, the income and deductions of the Fund will not be derived from a “passive activity” within the meaning of Code §469.  Consequently, a Member’s share of the Fund losses and deductions will not generally be subject to the limitation on “passive activity losses” imposed by Code §469, and a Member generally will not be able to offset his “passive activity losses” against his allocable share of income from the Fund.

In general, if the Fund repurchases a Member’s interest in whole or in part, the Member will recognize gain to the extent that cash received upon the redemption exceeds the Member’s adjusted basis in his interest.  If the Member receives only cash, he could recognize a loss to the extent that the adjusted basis of his interest exceeds the cash.  If the Fund repurchases less than a Member’s entire interest, the Member will not be able to recognize the loss, if any, until his interest is completely liquidated.  A Member’s tax basis in his interest will be increased by his share of the Fund’s income and gain as determined for U.S. tax purposes and decreased, but not below zero, by his share of the Fund’s losses and deductions as determined for U.S. income tax purposes and distributions.  Upon a repurchase of a Member’s interest, in whole or in part, a Member may recognize ordinary income attributable to the Member’s share of certain assets described in Code §751.  This would include accrued interest on the Portfolio Note not yet taken into income by the Fund.

The Fund will file an information return on IRS Form 1065 and will provide a Schedule K-1 to each Member as promptly as practicable following the close of the Fund’s taxable year.  It is possible that in any taxable year the Members will need to file for an extension of time to file their tax returns due to a delay in receipt of the Schedule K-1.

A member of the Board will be designated as the Fund’s tax matters partner.  Upon an audit by the Service, the tax treatment of income and deduction of the Fund generally would be determined at the Fund level in a single proceeding, which the tax matters partner of the Fund will control, rather than by individual audits of Members of the Fund.  If the Service audits the Fund’s tax return, however, an audit of the Member’s own tax return may result.  The legal and accounting costs incurred in connection with any audit of the Fund will be borne by the Fund.  However, a Member will bear the cost of audit of his own return.

A direct or indirect participant in any “reportable transaction” must disclose its participation to the Service on IRS Form 8886.  For the purposes of the disclosure rules, a Member is treated as a participant in a reportable transaction in which the Fund participates.  It is possible that the Fund will participate in one or more reportable transactions that the Fund will be required to report.  In addition, a repurchase of an interest will be a reportable transaction by the withdrawing Member if the Member recognizes a loss on the repurchase that equals or exceeds an applicable threshold amount.  The applicable threshold amount for individual taxpayers is generally $2,000,000.00.  Failure to comply with the disclosure requirement may give rise to substantial penalties.  Certain states have similar disclosure requirements.  Members should consult their tax advisor to determine whether they are required to file Form 8886 or any similar state form in accordance with the disclosure rules.

In addition to U.S. federal income tax consequences, prospective investors should consider the potential state and local tax consequences of an investment in the Fund.  Members could be subject to state and local taxes in jurisdictions in which the Fund operates and may be required to file tax returns in those jurisdictions.  In certain jurisdictions, the Fund may be required to withhold certain state and local taxes on behalf of Members.  State and local tax laws may differ from U.S. federal income tax laws with respect to the treatment of specific items of income, gain, loss or deduction.  Prospective investors should consult their own tax advisors with respect to state and local tax consequences of an investment in the Fund.

Foreign Investors.  Although U.S. source interest income allocated to a foreign person would normally be subject to U.S. tax at a flat 30%, there is an exemption for portfolio interest received by a non-resident individual or foreign corporation.  In determining taxable income each Member of an entity classified as partnership takes into account separately his distributive share of any item which if separately taken into account by the Member would result in an income tax liability for that Member different from that which would result if the Member did not take the item into account separately.  A foreign Member is entitled to exclude his pro rata share of portfolio interest.

Portfolio interest is generally defined as interest, including OID, received by a person who is not a 10% or more equity owner of the debtor, which, but for the portfolio interest exception would be subject to tax at a flat rate and that is either paid with respect to certain bearer instruments or paid with respect to obligations in registered form and with respect to which the issuer has received certain information.  Portfolio interest does not include interest which is determined by reference to receipts, sales or other cash flow of the debtor or a related person, the income or profit of the debtor or a related person, any change in the value of property of the debtor or a related person or the dividends, distributions or similar payments by the debtor or a related person.  Portfolio interest does not include any interest which is effectively connected with a U.S. trade or business.

The interest on the Portfolio Note is expected to be portfolio interest.  A foreign Member is expected to be able to exclude his pro rata share of such interest from taxable income.  A foreign person may be subject to U.S. tax on other income of the Fund from sources within the U.S.  To confirm the availability of the exemption from U.S. tax, the foreign investor must provide the Fund with a statement regarding his foreign status on IRS Form W-BEN, W-SIMY or their equivalent.  In the event the interest on the Portfolio Note is not portfolio interest under the applicable federal tax laws, the foreign Member would be required to pay U.S. tax at a flat rate of 30%.  The Fund would be required to withhold income tax with respect to the income allocated to the foreign member.

Tax Exempt Investors.  The Fund is not expected to have any tax-exempt investors.  The tax-exempt investors generally are exempt from U.S. Income Tax, except to the extent they have unrelated business taxable income (“UBTI”).  Because the Fund may in the future have debt financing, the income may be UBTI to a tax-exempt investor.

CALCULATION OF FEES

If, consistent with the provisions of the Operating Agreement and the Fund’s currently effective registration statement, the determination of net asset value is suspended or net asset value is otherwise not calculated on a particular day, then for purposes of calculating and accruing any fee payable by the Fund that is based on the Fund’s net asset value, such fee will be computed on the basis of the value of the Fund’s net assets as last calculated.

LEGAL COUNSEL

Montgomery, McCracken, Walker & Rhoads, LLP, 123 South Broad Street, Avenue of the Arts, Philadelphia, PA 19109, acts as counsel to the Fund.

FINANCIAL STATEMENTS

To Be Filed By Amendment.

APPENDIX A

ROCHDALE HIGH YIELD ADVANCES FUND LLC
INDEX OF LONG TERM CREDIT RATINGS

Moody’s Investors Service, Inc.	Standard & Poor’s Ratings Services	Fitch, Inc.	AM Best
Aaa.  Judged to be of the best quality; smallest degree of investment risk.

Aa.  Judged to be of high quality by all standards; together with Aaa group, comprise what are generally known as “high grade bonds.”

A.  Possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa.  Medium grade obligations, i.e. they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for present but certain protective elements may be lacking or unreliable over time.  Lacking in outstanding investment characteristics and have speculative characteristics as well.

Ba.  Judged to have speculative elements: their future cannot be considered as well assured.  Often the protection of interest and principal payments may moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterize bonds in this class.

B.  Generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

AAA.  This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA.  Also qualify as high-quality debt obligations.  Capacity to pay principal and interest is very strong.

A.  Strong capacity to pay principal and interest, although securities in this category are somewhat upper medium grade more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB.  Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest.  Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB.  Bonds rated BB are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

B.  Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

AAA.  AAA National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country.  This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA.  AA National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country.  The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A.  A National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country.  However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a great degree than is the case for financial commitments denoted by a higher rated category.

BBB.  BBB National Ratings denote a moderate default risk relative to other issues or obligations in the same country.  However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

BB.  BB National Ratings denote an elevated default risk relative to other issuers or obligations in the same country.  Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B.  B National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country.  Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.  For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.

aaa.  Assigned to issues where, in the agency’s opinion, the issuer has an exceptional ability to meet the terms of the obligation.

aa.  Assigned to issues where, in the agency’s opinion, the issuer has a very strong ability to meet the terms of the obligation.

a.  Assigned to issues where, in the agency’s opinion, the issuer has a strong ability to meet the terms of the obligation.

bbb.  Assigned to issues where, in the agency’s opinion, the issuer has an adequate ability to meet the terms of the obligation, however, the issue is more susceptible to changes in economic or other conditions.

bb.  Assigned to issues where, in the agency’s opinion, the issuer has speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.

b.  Assigned to issues where, in the agency’s opinion, the issuer has very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

ccc, cc, c.  Assigned to issues where, in the agency’s opinion, the issuer has extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d.  Assigned to issues in default on payment of principal, interest or other terms and conditions, or when a bankruptcy petition or similar action has been filed.

ROCHDALE HIGH YIELD ADVANCES FUND, LLC (THE “FUND”)

PART C
OTHER INFORMATION

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

1.	Financial Statements:

Included in Part A:	None.

Included in Part B:	Statement of Assets and Liabilities, Statement of Operations, Notes to Financials and the Report of the Independent Registered Public Accounting Firm.

2.	Exhibits:

(a)	Copies of the Charter.

(1)	Certificate of Formation of Limited Liability Company as filed with the Secretary of State of Delaware on October 25, 2010, filed herewith.

(2)	Limited Liability Company Operating Agreement dated October 25, 2010 (the “Operating Agreement”), filed herewith.

(b)	By-Laws.

Not applicable.

(c)	Voting Trust Agreement with respect to more than five percent of any class of equity securities.

Not applicable.

(d)	Instruments Defining the Rights of Shareholders.

See Article II, Sections 2.7 and 2.10; Article III, Sections 3.3 and 3.5; Article IV, Sections 4.2, 4.3 and 4.4; Article V; and Article VI of the Fund’s Operating Agreement which is incorporated herein by reference to Exhibit No. 25. 2. (a) (2) of the Registration Statement.

(e)	Dividend Reinvestment Plan.

Not applicable.

(f)	Rights of holders of long-term debt of subsidiaries.

Not applicable.

(g)	Investment Advisory Agreement.

(1)	Form of Investment Advisory Agreement between Rochdale Investment Management LLC (the “Advisor”) and the Fund, filed herewith.

(h)	Underwriting or Distribution Contracts.

(1)	Form of Distribution Agreement between RIM Securities LLC (the “Distributor”) and the Fund, filed herewith.

(2)	Form of Selling Dealer Agreement to be filed by amendment.

(i)	Copies of all bonus, profit sharing, pension or similar contracts.

Not applicable.

(j)	Custody Agreement.

(1)	Form of Custody Agreement between U.S. Bank, N.A. (the “Custodian”) and the Fund, filed herewith.

(2)	Form of Cash Servicing Agreement between the Custodian and the Distributor, filed herewith.

(k)	Copies of all other material contracts.

(1)	Form of Administration Servicing Agreement between U.S. Bancorp Fund Services, LLC and the Fund, filed herewith.

(2)	Form of Services Agreement between the Advisor and the Fund, filed herewith.

(3)	Form of Reimbursement Agreement between the Advisor and the Fund, filed herewith.

(4)	Form of Note Purchase Agreement, filed herewith.

(5)	Form of Note, filed herewith.

(6)	Form of SUBI Certificate Pledge Agreement, filed herewith.

(7)	Form of Litigation Advance Sale and Purchase Agreement, filed herewith.

(8)	Form of Deposit Account Control Agreement, filed herewith.

(9)	Form of Servicing Agreement between Dura Rock LF Trust and Settlement Funding, LLC, filed herewith.

(10)	Form of Custodian and Verification Agreement between Dura Rock LF Trust, Peachtree Funding Northeast, LLC and Settlement Funding, LLC, filed herewith.

(11)	Form of Dura Trust Agreement, filed herewith.

(12)	Form of SUBI Supplement, filed herewith.

(l)	Opinion and Consent of Counsel.

Not applicable to N-2 filings made only pursuant to the Investment Company Act of 1940, as amended, as per Instruction G. 3. of the General Instructions to Form N-2.

(m)	Copy of consent to service of process for non-resident director.

None.

(n)	Consent of Auditors.

To be filed by amendment.

(o)	Omitted financial statements.

Not applicable to N-2 filings made only pursuant to the Investment Company Act of 1940, as amended, as per Instruction G. 3. of the General Instructions to Form N-2.

(p)	Initial Capital Agreement.

Purchase Agreement for Initial Capital by and between the Advisor and the Fund, filed herewith.

(q)	Model retirement plan.

Not applicable.

(r)	Code of Ethics.

Joint Code of Ethics of the Fund, the Advisor and the Distributor.

ITEM 26.	MARKETING ARRANGEMENTS

None.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Printing	$-0-

Accounting fees and expenses	$2,500

Legal fees and expenses	$200,000

Miscellaneous	$6000

Total	$208,500

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES

As of March 1, 2011, the Fund had the following number of record owners of Units:

Title of Class	Number of Record Holders
Units of Limited Liability Company Interest	1

ITEM 30.	INDEMNIFICATION

The Fund’s Operating Agreement provides for the indemnification of the Board of Managers.  Specifically, Section 3.7 provides that the Board shall not be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law.  The Operating Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Board by the Fund (but not by the Members individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund.  None of these persons shall be personally liable to any Member for the repayment of any positive balance in the Member’s account or for contributions by the Member to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its Members.  The rights of indemnification and exculpation provided under the Operating Agreement shall not be construed so as to limit liability or provide for indemnification of the Board for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Operating Agreement to the fullest extent permitted by law.

The investment advisory agreement includes a cross-indemnification obligation relating to performance required under the agreement except to the extent that the party seeking indemnification would be subject to liability by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law.  The distribution agreement includes similar cross-indemnification.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Rochdale Investment Management LLC (the “Advisor”) performs investment advisory services for the Fund and certain other investment advisory customers.  A description of the Advisor is included in Parts A and B of this Registration Statement.  For information regarding the business, profession, vocation, or employment of a substantial nature that each director, executive officer, partner or member of the Advisor has been engaged in for his or her own account or in the capacity of director, officer, employee, partner, trustee or member, reference is made to the Form ADV (File #801-27265) filed by the Advisor under the Investment Advisers Act of 1940.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

1.
Rochdale Investment Management LLC, 570 Lexington Avenue, New York, New York 10022-6837 (records relating to its function as investment advisor and service provider, the Fund’s Operating Agreement and Minute Books).

2.	RIM Securities LLC, 570 Lexington Avenue, New York, New York 10022-6837 (records relating to its function as principal underwriter and placement agent of the Fund’s Units).

3.	U.S. Bancorp Fund Services, LLC, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212 (records relating to its function as administrator and transfer agent).

4.	U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212 (records relating to its function as custodian and escrow agent).

ITEM 33.	MANAGEMENT SERVICES

Not applicable.

ITEM 34.	UNDERTAKINGS

The Fund intends to raise its initial capital under Section 14(a)(3) of the Investment Company Act of 1940 as amended. Accordingly, the Fund hereby undertakes to file an amendment to the Registration Statement on Form N-2, with certified financial statement showing the initial capital received before accepting subscriptions from more than 25 persons pursuant to the requirements of Section 14(a)(3) of the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 24th day of March, 2011.

ROCHDALE HIGH YIELD ADVANCES FUND LLC

By:	/s/ Garrett D’Alessandro
Name: Garrett D’Alessandro
Title: President & Secretary

EXHIBIT LIST

Item No.	Description
(a)(1)	Certificate of Formation of Limited Liability Company as filed with the Secretary of State of Delaware on October 25, 2010.
(a)(2)	Limited Liability Company Operating Agreement dated October 25, 2010] (the “Operating Agreement”).
(g)(1)	Form of Investment Advisory Agreement between Rochdale Investment Management LLC (the “Advisor”) and the Fund.
(h)(1)	Form of Distribution Agreement between RIM Securities LLC (the “Distributor”) and the Fund.
(j)(1)	Form of Custody Agreement between U.S. Bank, N.A. (the “Custodian”) and the Fund.
(j)(2)	Form of Cash Servicing Agreement between the Custodian and the Distributor
(k)(1)	Form of Administration Servicing Agreement between U.S. Bancorp Fund Services, LLC and the Fund.
(k)(2)	Form of Service Agreement between the Advisor and the Fund.
(k)(3)	Form of Reimbursement Agreement between the Advisor and the Fund
(k)(4)	Form of Note Purchase Agreement
(k)(5)	Form of Note
(k)(6)	Form of SUBI Certificate Pledge Agreement
(k)(7)	Form of Litigation Advance Sale and Purchase Agreement
(k)(8)	Form of Deposit Account Control Agreement
(k)(9)	Form of Servicing Agreement between Dura Rock LF Trust and Settlement Funding, LLC
(k)(10)	Form of Custodian and Verification Agreement between Dura Rock LF Trust, Peachtree Funding Northeast, LLC and Settlement Funding, LLC
(k)(11)	Form of Dura Trust Agreement
(k)(12)	Form of SUBI Supplement
(p)	Purchase Agreement for Initial Capital by and between the Advisor and the Fund.
(r)	Joint Code of Ethics of the Fund, the Advisor and the Distributor.